[CONFORMED COPY]















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                            JOURNAL REGISTER COMPANY


                                    ---------



                                CREDIT AGREEMENT



                             Dated as of May 2, 1997



                                    ---------



                            THE CHASE MANHATTAN BANK,
                                    as Agent

                              THE BANK OF NEW YORK,
                                   CIBC, INC.,
                             FLEET NATIONAL BANK and
                          KEYBANK NATIONAL ASSOCIATION,
                               as Managing Agents



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




                                TABLE OF CONTENTS


     This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

                                                                            PAGE
                                                                            ----

RECITALS.....................................................................  1

Section 1.  Definitions and Accounting Matters...............................  2
     1.01  Certain Defined Terms.............................................  2
     1.02  Accounting Terms and Determinations; Fiscal
              Periods........................................................ 31
     1.03  Classes and Types of Loans........................................ 32

Section 2.  Commitments...................................................... 33
     2.01  Loans............................................................. 33
     2.02  Borrowings........................................................ 38
     2.03  Changes of Commitments............................................ 38
     2.04  Commitment Fees................................................... 39
     2.05  Lending Offices................................................... 40
     2.06  Several Obligations; Remedies Independent......................... 40
     2.07  Evidence of Debt.................................................. 41
     2.08  Conversion or Continuation of Loans; Optional
              Prepayments.................................................... 41
     2.09  Mandatory Prepayments............................................. 44

Section 3.  Payments of Principal and Interest............................... 47
     3.01  Repayment of Loans................................................ 47
     3.02  Interest.......................................................... 50

Section 4.  Payments; Pro Rata Treatment; Computations;
              Etc............................................................ 51
     4.01  Payments.......................................................... 51
     4.02  Pro Rata Treatment................................................ 52
     4.03  Computations...................................................... 53
     4.04  Minimum Amounts................................................... 53
     4.05  Certain Notices................................................... 53
     4.06  Non-Receipt of Funds by the Agent................................. 54
     4.07  Sharing of Payments, Etc.......................................... 55

Section 5.  Yield Protection and Illegality.................................. 57
     5.01  Additional Costs.................................................. 57
     5.02  Limitation on Types of Loans...................................... 60
     5.03  Illegality........................................................ 61
     5.04  Treatment of Affected Loans....................................... 61
     5.05  Compensation...................................................... 62

Section 6.  Conditions Precedent............................................. 63
     6.01  Effectiveness..................................................... 63
     6.02  Initial and Subsequent Loans...................................... 65


                                       (i)

                                                                            PAGE
Section 7.  Representations and Warranties................................... 67
     7.01  Corporate Existence............................................... 67
     7.02  Financial Condition............................................... 67
     7.03  Litigation.......................... ............................. 67
     7.04  No Breach......................................................... 68
     7.05  Corporate Action.................................................. 68
     7.06  Approvals......................................................... 68
     7.07  Margin Stock...................................................... 69
     7.08  ERISA............................................................. 69
     7.09  Taxes............................................................. 69
     7.10  Investment Company Act............................................ 69
     7.11  Public Utility Holding Company Act................................ 70
     7.12  Compliance with Laws.............................................. 70
     7.13  Disclosure........................................................ 70
     7.14  Security Documents................................................ 70
     7.15  Assets of the Borrower............................................ 71
     7.16  Material Agreements............................................... 71
     7.17  Solvency.......................................................... 71
     7.18  Labor Matters..................................................... 72
     7.19  Hazardous Materials............................................... 72
     7.20  Subsidiaries, Etc................................................. 75
     7.21  Copyrights, Permits and Trademarks................................ 75
     7.22  Mortgage Properties............................................... 76
     7.23  NOLs; Etc......................................................... 76
     7.24  Capitalization.................................................... 76

Section 8.  Covenants of the Borrower.  ..................................... 77
     8.01  Financial Statements; Continuing Disclosure....................... 77
     8.02  Litigation........................................................ 81
     8.03  Corporate Existence, Etc.......................................... 81
     8.04  Insurance......................................................... 82
     8.05  Prohibition of Fundamental Changes................................ 83
     8.06  Limitation on Liens............................................... 86
     8.07  Indebtedness...................................................... 88
     8.08  Investments....................................................... 90
     8.09  Restricted Payments............................................... 90
     8.10  Capital Expenditures.............................................. 91
     8.11  Total Debt Ratio.................................................. 92
     8.12  Fixed Charges Ratio............................................... 92
     8.13  Interest Coverage Ratio........................................... 92
     8.14  Working Capital................................................... 93
     8.15  Lines of Business................................................. 93
     8.16  Transactions with Affiliates............... ...................... 93
     8.17  Sale and Leaseback................................................ 93
     8.18  Amendment of Certain Documents.................................... 94
     8.19  Use of Proceeds................................................... 94
     8.20  Sales of Accounts................................................. 94
     8.21  Interest Rate Protection.......................................... 94
     8.22  Mortgages......................................................... 95
     8.23  Environmental Matters............................................. 97
     8.25  Certain Obligations Respecting Subsidiaries....................... 98

                                      (ii)

     8.26  Inactive Subsidiaries............................................. 99

Section 9.  Events of Default................................................ 99

Section 10.  The Agent.......................................................104
     10.01  Appointment, Powers and Immunities...............................104
     10.02  Reliance by Agent................................................105
     10.03  Defaults.........................................................105
     10.04  Rights as a Bank.................................................105
     10.05  Indemnification..................................................106
     10.06  Non-Reliance on Agent and Other Banks............................106
     10.07  Failure to Act...................................................107
     10.08  Resignation or Removal of Agent..................................107
     10.09  Consents under Other Credit Documents............................108

Section 11.  Miscellaneous...................................................108
     11.01  Waiver...........................................................108
     11.02  Notices..........................................................109
     11.03  Expenses, Etc....................................................109
     11.04  Amendments, Etc..................................................111
     11.05  Successors and Assigns...........................................111
     11.06  Assignments and Participations...................................112
     11.07  Survival.........................................................114
     11.08  Captions.........................................................114
     11.09  Counterparts.....................................................114
     11.10  Governing Law; Submission to Jurisdiction........................114
     11.11  Waiver of Jury Trial.............................................115
     11.12  Confidentiality..................................................115

Annex 1             -   Commitments and Loans
Annex 2             -   Cash Flow Adjustments
Annex 3             -   NEN Permitted Dispositions


SCHEDULE I          -   Consents and Approvals
SCHEDULE II         -   Litigation
SCHEDULE III        -   Investments
SCHEDULE IV         -   Subsidiaries
SCHEDULE V          -   Liens
SCHEDULE VI         -   Indebtedness
SCHEDULE VII        -   Hazardous Materials
SCHEDULE VIII       -   Capitalization


EXHIBIT A           -   Form of Borrower Security Agreement
EXHIBIT B-1         -   Form of Amendment No. 1 to JCI/JNI Security Agreement
EXHIBIT B-2         -   Form of Amendment No. 1 to Subsidiary Guarantee
EXHIBIT C           -   Form of Compliance Certificate
EXHIBIT D           -   Form of Confidentiality Agreement


                                      (iii)

EXHIBIT E-1         -  Form of Term Note
EXHIBIT E-2         -  Form of Revolving Credit Note
EXHIBIT E-3         -  Form of NEN Acquisition Note
EXHIBIT E-4         -  Form of New Britain Acquisition Note
EXHIBIT E-5         -  Form of PAD Note


                                      (iv)

                  CREDIT AGREEMENT dated as of May 2, 1997 between: JOURNAL REGISTER COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (the "BORROWER"); each of the banks and other financial institutions that is a signatory hereto or which, pursuant to Section 11.06(b) hereof, shall become a "Bank" hereunder (individually, a "BANK" and, collectively, the "BANKS"); and THE CHASE MANHATTAN BANK, as agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT").

                  Journal News, Inc. and Journal Company, Inc. (collectively, the "EXISTING BORROWERS"), in each case a wholly owned subsidiary of Journal Register Company, LLC ("JOURNAL REGISTER LLC"), a limited liability company duly organized and validly existing under the laws of the State of New York, are borrowers under an Amendment and Restatement dated as of December 17, 1996 of Credit Agreement dated as of December 21, 1994 (the "1994 CREDIT AGREEMENT") with the Banks and the Agent (as heretofore modified and supplemented and in effect on the date of this Agreement, the "EXISTING CREDIT AGREEMENT"). Substantially concurrently herewith, Journal Register LLC is merging with and into the Borrower, with the Borrower being the surviving entity of such merger. Effective on the Effective Date (as defined below), the Borrower wishes to become a party to the Existing Credit Agreement as borrower and to assume all of the obligations of the Existing Borrowers under or in respect of the Existing Credit Agreement, and in that connection the parties to the Existing Credit Agreement wish to amend in certain respects and to restate in its entirety the Existing Credit Agreement, it being the intention of the parties that the loans outstanding under the Existing Credit Agreement on the Effective Date (other than such loans required to be paid as of the Effective Date as contemplated hereby) shall continue and remain outstanding and not be repaid on the Effective Date, but shall be assigned and reallocated among the Banks as provided in
Section 2.01 hereof.

                  The Borrower and its subsidiaries are engaged as an integrated group in the business of publishing, distributing and selling newspapers, and in related businesses, and in furnishing the required supplies, services, equipment, credit and other facilities for such integrated operation. The integrated operation requires financing on such a basis that credit supplied to the Borrower be made available from time to time to its subsidiaries, as required for the continued successful operation of the Borrower and its subsidiaries, separately, and the integrated operation as a whole. In that connection, the Borrower has requested that the Banks make loans to the Borrower (to be made available by the Borrower to its subsidiaries) in an aggregate principal amount up to but not exceeding $632,995,000 to provide financing for general corporate purposes, permitted acquisitions of newspaper companies and working capital




                                CREDIT AGREEMENT
for the ongoing operations of the Borrower and its subsidiaries. The Banks are willing to make such loans to the Borrower on the terms and conditions of this Agreement.

                  Accordingly, the parties hereto hereby agree that the Existing Agreement shall, as of the Effective Date, be amended in certain respects and restated in its entirety as follows:


                  Section 1.  DEFINITIONS AND ACCOUNTING MATTERS.

                  1.01 CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and VICE VERSA):

                  "ACQUISITION" shall mean any transaction, or any series of related transactions, consummated after the date of this Agreement, by which the Borrower and/or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any corporation, partnership, joint venture or other firm or any division of any corporation, partnership, joint venture or other firm or the right to use or manage or otherwise exploit any such business or assets, whether through purchase or lease of assets, merger or otherwise, (b) directly or indirectly acquires control of at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors or (c) directly or indirectly acquires control of a majority ownership interest in any partnership, joint venture or other firm. The terms "ACQUIRE" and "ACQUIRED" used as a verb shall have a correlative meaning.

                  "ADMINISTRATIVE QUESTIONNAIRE" shall mean an Administrative Questionnaire in a form supplied by the Agent.

                  "AFFILIATE" shall mean, with respect to the Borrower and its Subsidiaries, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, the Borrower and, if such other Person is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "CONTROL" (including, with its correlative meanings, "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of




                                CREDIT AGREEMENT
securities or partnership or other ownership interests, by contract or otherwise), PROVIDED that, in any event, any Person which owns directly or indirectly 5% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate of the Borrower or any of its Subsidiaries solely by reason of his or her being a director, officer or employee of the Borrower or any of its Subsidiaries, (b) none of the Borrower or any of its Subsidiaries shall be an Affiliate.

                  "AMENDMENT NO. 1 EFFECTIVE DATE" shall mean the effective date of Amendment No. 1 dated as of May 5, 1995 to the 1994 Credit Agreement.

                  "AMENDMENT NO. 2 EFFECTIVE DATE" shall mean the effective date of Amendment No. 2 dated as of June 20, 1995 to the 1994 Credit Agreement.

                  "APPLICABLE LENDING OFFICE" shall mean, for each Bank and for each Type of Loan, the "Lending Office" of such Bank (or of an affiliate of such Bank) designated for such Type of Loan in the Administrative Questionnaire submitted by such Bank or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

                  "APPLICABLE MARGIN" shall mean:

                  (a) with respect to Base Rate Loans, 0.25% at all times when the Total Debt Ratio is greater than or equal to 5.0 to 1 and 0.0% at all times when the Total Debt Ratio is less than 5.0 to 1; and

                  (b) with respect to Eurodollar Loans, 1.50% at all times when the Total Debt Ratio is greater than or equal to 5.0 to 1, 1.25% at all times when the Total Debt Ratio is greater than or equal to 4.5 to 1 but less than 5.0 to 1, 1.00% at all times when the Total Debt Ratio is greater than or equal to 4.0 to 1 but less than 4.5 to 1, 0.75% at all times when the Total Debt Ratio is greater than or equal to 3.5 to 1 but less than 4.0 to 1, 0.625% at all times when the Total Debt Ratio is greater than or equal to 3.0 to 1 but less than 3.5 to 1 and 0.50% at all times when the Total Debt Ratio is less than 3.0 to 1.




                                CREDIT AGREEMENT

For purposes of this definition, the Total Debt Ratio shall be determined (i) for any day during the period commencing on the Effective Date and ending on the third Business Day after the first date the Borrower delivers to the Agent consolidated financial statements of the Borrower pursuant to either Section 8.01(a) or 8.01(b) hereof on the basis of the Total Debt Ratio determined as of the Effective Date on a pro forma basis (after giving effect to the initial public offering of the Borrower, the application of the proceeds thereof, the payment in full of the Warburg Subordinated Debt, the making of the Loans hereunder and the other transactions contemplated to occur on or prior to the Effective Date) and certified by a Senior Officer in the certificate delivered pursuant to Section 6.01(g) hereof and (ii) for any day thereafter on the basis of the then most recent consolidated financial statements of the Borrower delivered to the Agent pursuant to said Section 8.01(a) or 8.01(b). Any change in the Applicable Margins as a result of a change in the Total Debt Ratio shall be effective as of the third Business Day following the date the relevant consolidated financial statements of the Borrower are so delivered to the Agent, PROVIDED that in the event that the Borrower shall fail to deliver to the Agent any consolidated financial statements by the respective date required pursuant to said Sections 8.01(a) or 8.01(b), the Applicable Margins shall be deemed to be equal to the highest Applicable Margins provided for in this Agreement for each day during the period commencing on the date said financial statements were so required to be delivered and ending on the third Business Day following the date such financial statements are in fact delivered to the Agent; PROVIDED,
FURTHER, that the Applicable Margins shall be subject to adjustment in accordance with paragraphs (a) and (b) above on and as of any Borrowing Date if
(i) a borrowing of Revolving Credit Loans occurs on such Borrowing Date in excess of $10,000,000 in aggregate principal amount (unless the proceeds of such borrowing are to be, and are in fact, used to make repayments of Term Loans, in which case no such adjustment to the Applicable Margins shall be so required to be made on such Borrowing Date) and (ii) such borrowing results in a change in the Total Debt Ratio as of such Borrowing Date that would in turn result in a change in the Applicable Margins as reflected in the certificate of a Senior Officer delivered to the Agent in accordance with and as required by Section 6.02(b) hereof. Notwithstanding the provisions of the immediately preceding sentence, no reduction in the Applicable Margins provided for by this definition shall be effective earlier than the date three Business Days after the date the Agent receives a notice from the Borrower specifically requesting such reduction.

                  "APPROVED TITLE REPORTS" shall mean, collectively, (a) the Approved Title Reports referred to in Section 6.01(q) of the




                                CREDIT AGREEMENT

Existing Credit Agreement, (b) the NEN Title Reports after having been marked by the Borrowers' counsel and approved by the Agent and showing only those title exceptions which are acceptable to the Agent as of the Amendment No. 1 Effective Date, (c) the New Britain Title Reports after having been marked by the Borrowers' counsel and approved by the Agent and showing only those title exceptions which are acceptable to the Agent as of the Amendment No. 2 Effective Date and (d) with respect to any Mortgage Property Acquired by any Obligor after the Amendment No. 2 Effective Date if such Acquisition is financed in whole or in part with the proceeds of PAD Loans hereunder or Permitted Additional Debt as permitted by Section 8.07(e) hereof, title reports prepared by the Title Insurer for the benefit of the Agent covering such Mortgage Property updated to within 30 days prior to the date such PAD Loans are made or such Permitted Additional Debt is incurred, in each case, after having been marked by the Borrowers' counsel and approved by the Agent and showing only those title exceptions which are acceptable to the Agent as of the date such PAD Loans are made or such Permitted Additional Debt is incurred.

                  "BANKRUPTCY   CODE"  shall  mean  the  United  States  Federal
Bankruptcy Code of 1978, as amended from time to time.

                  "BASE RATE" shall mean, with respect to any Base Rate Loan, for any day, the higher of (a) the Federal Funds Rate for such day PLUS 1/2 of 1% and (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                  "BASE RATE LOANS" shall mean Loans which bear interest at rates based upon the Base Rate.

                  "BORROWER SECURITY AGREEMENT" shall mean a Security Agreement substantially in the form of Exhibit A hereto between the Borrower and the Agent, as the same shall be amended, supplemented or otherwise modified and in effect from time to time.

                  "BORROWING DATE" shall mean each date on which Loans are made hereunder.

                  "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in New York City and, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or a Conversion of or into, or a Continuation of, or an Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any




                                CREDIT AGREEMENT
such borrowing,payment, prepayment, Conversion, Continuation or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "CAPITAL EXPENDITURES" shall mean, for any period, expenditures (including, without limitation, the aggregate amount of Capital Lease Obligations incurred during such period) made by the Borrower or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP; PROVIDED that "Capital Expenditures" shall not include (a) capitalized interest to the extent otherwise included in "Capital Expenditures" as required by GAAP or (b) at the option of the Borrower (which option shall be (i) irrevocable and (ii) notified to the Agent), any such expenditures (including, without limitation, Capital Lease Obligations incurred) up to but not exceeding $5,000,000 in the aggregate in any fiscal year and up to but not exceeding $10,000,000 in the aggregate.

                  "CAPITAL LEASE OBLIGATIONS" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

                  "CASH EQUIVALENTS" shall mean:

                  (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 180 days from the date of acquisition thereof;

                  (b) certificates of deposit or Eurodollar time deposits maturing on demand or within 180 days from the date of acquisition thereof issued by any Bank or bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000;

                  (c) commercial paper rated A-1 or better or P-1 or better by Standard & Poor's Rating Agency Incorporated or




                                CREDIT AGREEMENT

         Moody's Investors Service, Inc., respectively, maturing not more than 180 days from the date of acquisition thereof;

                  (d) operating deposit accounts with banks (including banks with a smaller capital, surplus and undivided profits than that specified in clause (b) above); and

                  (e) repurchase agreements and reverse repurchase agreements with a term not in excess of 180 days with any Person relating to obligations referred to in clause (a) above (PROVIDED that such agreements are entered into on terms and conditions substantially similar to the terms and conditions set forth in the form of Master Repurchase Agreement promulgated by the Public Securities Association with a "Buyer's Margin Amount" (as defined therein) at least equal to 100%).

                  "CASH FLOW" shall mean, for any period, the sum of the following for the Borrower and its Subsidiaries for such period, determined on a consolidated basis without duplication in accordance with GAAP: operating income before taxes, Interest Expense, amortization and depreciation and extraordinary gains and losses and excluding all other non-cash subtractions from net operating income not otherwise excluded and excluding all other non-cash items of income; PROVIDED that: (a) if any portion of such period occurs on or after October 1, 1995 but on or before June 30, 1997, Cash Flow shall be determined on a pro forma basis for such period as if the Taunton Acquisition occurred on the first day of such period utilizing the actual Cash Flow of The Taunton Daily Gazette for the relevant period as increased by an amount equal to the amount specified for the relevant calendar month in Annex 2 hereto, (b) except with respect to the Taunton Acquisition, if the Borrower or any of its Subsidiaries shall have Acquired or Disposed of one or more Newspapers or MVO or other businesses related to newspaper publishing (or any part of any thereof) to any Person other than an Obligor during such period, Cash Flow for any portion of such period occurring prior to the date 12 complete calendar months after the consummation of such Acquisition or Disposition, as the case may be, shall be increased or decreased, as the case may be, by such an amount as shall be agreed between the Borrower and the Majority Banks (or, if the Borrower and the Majority Banks shall fail to agree as to any such amount within 30 days after the consummation of such Acquisition or Disposition, as the case may be, by the actual amount of the cash flow attributable to such Newspapers or MVO or other business), (c) there shall be excluded from the calculation of Cash Flow which includes any period during the fiscal year ended December 31, 1996, (i) reserves of up to $2,500,000 for additional litigation and receivables reserves and (ii)




                                CREDIT AGREEMENT
capitalized expenses in respect of the Borrower's and its Subsidiaries' development and implementation of their on-line services of up to $750,000, (d) there shall be excluded from the calculation of Cash Flow which includes any period during the fiscal year ending December 31, 1997 capitalized expenses in respect of the Borrower's and its Subsidiaries' development and implementation of their on-line services of up to $500,000 and (e) there shall be excluded from the calculation of Cash Flow payments under the Management Bonus Plan and accrued expenses relating to the discontinuance of JRN's StarShare Plan of up to an aggregate amount of $35,000,000.

                  "CASUALTY EVENT" shall mean, with respect to any Property of any Person, any loss of, damage to or destruction of, or any condemnation or taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

                  "CHANRY" shall mean Chanry Media, Inc. and its Subsidiaries.

                  "CHASE" shall mean The Chase Manhattan Bank.

                  "CLASS"  shall  have  the  meaning  assigned  to such  term in
Section 1.03 hereof.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "COMMITMENTS" shall mean, collectively, the Revolving Credit Commitments and the PAD Commitments.

                  "COMMITMENT PERCENTAGE" shall mean (a) with respect to any Revolving Credit Bank, the ratio of (i) the amount of the Revolving Credit
Commitment of such Bank TO (ii) the aggregate amount of the Revolving Credit Commitments of all of the Revolving Credit Banks (or, if the Revolving Credit Commitments have expired or terminated, the ratio of (i) the aggregate outstanding principal amount of the Revolving Credit Loan(s) held by such Bank TO (ii) the aggregate outstanding principal amount of the Revolving Credit Loans held by all of the Revolving Credit Banks); (b) with respect to any Term Loan Bank, the ratio of (i) the aggregate outstanding principal amount of the Term Loan(s) held by such Bank TO (ii) the aggregate outstanding principal amount of the Term Loans held by all of the Term Loan Banks; and (c) with respect to each Series of PAD Loans and each Bank holding PAD Loans of any Series of PAD Loans, the ratio of (i) the amount of the PAD Commitment of such Series of such Bank TO
(ii) the aggregate amount of the PAD Commitments of such Series




                                CREDIT AGREEMENT
of all of the Banks holding PAD Loans of such Series (or, if the such Series of PAD Commitments have expired or terminated, the ratio of (i) the aggregate outstanding principal amount of the PAD Loan(s) of such Series held by such Bank TO (ii) the aggregate outstanding principal amount of the PAD Loans of such Series held by all of the Banks).

                  "COMPLIANCE CERTIFICATE" shall mean a certificate of the chief financial officer or controller of the Borrower, substantially in the form of Exhibit C hereto and appropriately completed.

                  "CONTINUE", "CONTINUATION" and "CONTINUED" shall refer to the continuation pursuant to Section 2.08 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

                  "CONVERT", "CONVERSION" and "CONVERTED" shall refer to a conversion pursuant to Section 2.08 hereof of Base Rate Loans into Eurodollar Loans or Eurodollar Loans into Base Rate Loans which may be accompanied by the transfer by a Bank (at its sole discretion) of a Loan from one Applicable Lending Office to another.

                  "CREDIT DOCUMENTS" shall mean, collectively, this Agreement, the Notes, the Subsidiary Guarantee and the Security Documents.

                  "DEFAULT" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

                  "DISPOSITION" shall mean (a) any sale, assignment, transfer or other disposition of any Property (whether now owned or hereafter acquired) by the Borrower or any of its Subsidiaries to any other Person, excluding any such sale, assignment, transfer or other disposition in the ordinary course of business and on ordinary business terms, or (b) the entering into of any agreement by the Borrower or any of its Subsidiaries with any other Person pursuant to which such other Person has the right to use or manage or otherwise exploit any Property (whether now owned or hereafter acquired) of the Borrower or such Subsidiary and pursuant to which such other Person is entitled, directly or indirectly, to retain all or a substantial part of the revenues derived from the use or management or other exploitation of such Property. The terms "DISPOSE" and "DISPOSED" used as a verb shall have a correlative meaning.





                                CREDIT AGREEMENT

                  "DOLLARS" and "$" shall mean lawful money of the United States of America.

                  "EFFECTIVE DATE" shall mean the date upon which the conditions to effectiveness of this Agreement specified in Section 6 hereof shall have been satisfied or waived.

                  "ENVIRONMENTAL CLAIM" shall mean, with respect to any Person, any written or oral notice, claim, demand or other communication (each, a "CLAIM") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property or health, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or Release, of any Hazardous Material at or from any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any governmental authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

                  "ENVIRONMENTAL LAWS" shall mean any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of the environment (including the environment as it affects human health or safety) or to emissions, discharges, Releases or threatened Releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, generation, recycling, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes (or the effect of the same on human health or safety).

                  "EQUITY ISSUANCE" shall mean (a) the issuance or sale after the Effective Date by the Borrower or any of its Subsidiaries to any Person or Persons of (i) any capital stock, (ii) any warrants or options exercisable in respect of any capital stock (other than (x) any warrants or options issued to directors, officers, employees or consultants of the Borrower or




                                CREDIT AGREEMENT
any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and (y) any capital stock of the Borrower or such Subsidiary issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Borrower or such Subsidiary or (b) the receipt by the Borrower or any of its Subsidiaries after the Effective Date of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); PROVIDED that Equity Issuance shall not include (w) any such issuance or sale by any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower, (x) any capital contribution by the Borrower or any of its Subsidiaries to any other Subsidiary of such Person, (y) any such issuance or sale pursuant to the Management Bonus Plan or Stock Incentive Plan or (z) any such issuance or sale relating to the acquisition by the Borrower of all of the capital stock or other ownership interests of INS from Warburg and/or Warburg Affiliates.

                  "EQUITY RIGHTS" shall mean, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA AFFILIATE" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member.

                  "EURODOLLAR BASE RATE" shall mean, with respect to any Eurodollar Loan for any Interest Period therefor, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/100 of 1%), as determined by the Agent, of the rates per annum quoted by the respective Reference Banks at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of such Interest Period for the offering by the respective Reference Banks to leading banks




                                CREDIT AGREEMENT
in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loans to be made by the respective Reference Banks for such Interest Period. If any Reference Bank is not participating in any Eurodollar Loan during any Interest Period therefor, such Reference Bank shall quote a rate per annum for such Loan for such Interest Period by reference to an amount equal to $5,000,000. If any Reference Bank does not timely furnish such information for determination of any Eurodollar Base Rate, the Agent shall determine such Eurodollar Base Rate on the basis of information timely furnished by the remaining Reference Banks.

                  "EURODOLLAR LOANS" shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Eurodollar Base Rate" in this Section 1.01.

                  "EURODOLLAR RATE" shall mean, for any Eurodollar Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient of the Eurodollar Base Rate for such Loan for such Interest Period DIVIDED BY 1 MINUS the Reserve Requirement for such Loan for such Interest Period.

                  "EVENT OF DEFAULT" shall have the meaning given to such term in Section 9 hereof.

                  "EXCESS CASH FLOW" shall mean, for any period, the sum of the following for such period: (a) Cash Flow MINUS (b) the sum of the following (without duplication of deductions): (i) Total Debt Service PLUS (ii) prepayments of principal of the Loans made pursuant to Section 2.08 hereof (other than any such prepayments made pursuant to Section 2.08(d) hereof), PROVIDED that, in the case of any such prepayments of principal of the Revolving Credit Loans, the Revolving Credit Commitments shall have been reduced by a like amount, PLUS (iii) prepayments of principal of the Loans made pursuant to
Section 2.09 hereof (other than any such prepayments made pursuant to Section 2.09(d) hereof) PLUS (iv) Capital Expenditures made as permitted by Section 8.10 hereof (other than Capital Expenditures made pursuant to clause (z) thereof, but only to the extent funded with the proceeds of Revolving Credit Loans) PLUS (v) cash payments in respect of Permitted Acquisitions made as permitted by Section 8.05(b)(iv) hereof (except to the extent made with the proceeds of Loans hereunder or the proceeds of Permitted Additional Debt) PLUS (vi) Restricted Payments made as permitted by Section 8.09(c) PLUS (vii) any net increase in Working Capital (or MINUS any net decrease in Working Capital) PLUS (viii) costs paid in cash in connection with obtaining Interest Rate




                                CREDIT AGREEMENT

Protection Agreements PLUS (ix) taxes (other than deferred taxes) paid during such period or paid or expected to be paid in cash thereafter in respect of such period, in each case in respect of income or activities earned or conducted during such period.

                  "EXISTING BANK" shall mean each Bank which is a party to both the Existing Credit Agreement and this Agreement.

                  "EXISTING CREDIT AGREEMENT" shall have the meaning given to such term in the second paragraph hereof.

                  "FEDERAL FUNDS RATE" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, PROVIDED that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Chase on such day on such transactions as determined by the Agent.

                  "FIXED  CHARGES  RATIO" shall mean, at any date,  the ratio of
(a) Cash Flow for the period of 12 complete consecutive months ended on, or most recently ended prior to, such date TO (b) Total Fixed Charges for such period.

                  "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those which, in accordance with the last sentence of Section 1.02(a) hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement.

                  "GUARANTEE"  shall  mean  a  guarantee,   an  endorsement,   a
contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of his, her or its obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank to issue




                                CREDIT AGREEMENT
a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "GUARANTEE" and "GUARANTEED" used as a verb shall have a correlative meaning.

                  "HAZARDOUS MATERIAL" shall mean, collectively, (a) any petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls ("PCBS"), (b) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

                  "INACTIVE SUBSIDIARIES" shall mean, collectively, Chanry and its Subsidiaries, The Hartford Times, Inc., Community Offset, Inc., Central New Jersey Publishing Company, All Home Distribution, Inc., Asheboro Publications, Inc., Orange Coast Publishing Company and The Tribune Publishing Company of Royal Oak, Michigan.

                  "INDEBTEDNESS" shall mean, as to any Person: (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) such indebtedness or other obligations of others secured by a Lien on Property of such Person, whether or not the respective indebtedness or other obligation so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person; PROVIDED that, with respect to the Borrower or any of its Subsidiaries, there shall be excluded from Indebtedness of the Borrower or of its Subsidiaries any of the foregoing obligations




                                CREDIT AGREEMENT
of the Borrower or its Subsidiaries described in clauses (a) through (f) above to the Borrower or any of its Subsidiaries.

                  "INS" shall mean INS Holdings, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware.

                  "INTEREST COVERAGE RATIO" shall mean, at any date, the ratio of (a) Cash Flow for the period of twelve complete consecutive months ended on, or most recently ended prior to, such date TO (b) cash Interest Expense for such period.

                  "INTEREST EXPENSE" shall mean, for any period, interest expense of the Borrower and its Subsidiaries for such period (determined on a consolidated basis without duplication in accordance with GAAP) including, without limitation, the following: (a) all interest in respect of Indebtedness (other than Warburg Subordinated Debt) of the Borrower and its Subsidiaries
(including imputed interest expense in respect of Capital Lease Obligations) paid, accrued or capitalized during such period; PLUS (b) all commitment and agency fees paid to the Banks and/or the Agent and all commitment and agency fees accrued during such period and in either case in connection with this Agreement (but excluding any legal fees or expenses in connection with this Agreement and the other Credit Documents); PLUS (c) the net amounts payable (or MINUS the net amounts receivable) by the Borrower and its Subsidiaries during such period under Interest Rate Protection Agreements (but in any event excluding capitalized costs incurred in connection with obtaining Interest Rate Protection Agreements and the related amortization).

                  "INTEREST PERIOD" shall mean, with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Base Rate Loan or the last day of the immediately preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may select as provided in Section 4.05 hereof, except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) if any Interest Period for any Revolving Credit Loan would otherwise commence before and end after the Revolving Credit Commitment Termination Date, such Interest Period shall end on the Revolving Credit Commitment Termination Date; (b) no Interest Period for any Term Loan may commence before and end after any Principal Payment Date unless, after giving effect thereto, the aggregate




                                CREDIT AGREEMENT
principal amount of the Term Loans having Interest Periods which end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date; (c) no Interest Period for any PAD Loan of any Series may commence before and end after any Principal Payment Date for PAD Loans of such Series unless, after giving effect thereto, the aggregate principal amount of the PAD Loans of such Series having Interest Periods which end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the PAD Loans of such Series scheduled to be outstanding after giving effect to the payment of principal required to be made on such Principal Payment Date; (d) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for Eurodollar Loans, if such next succeeding Business Day falls in the next succeeding calendar month, on the immediately preceding Business Day); and (e) notwithstanding the foregoing, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loan would otherwise be a shorter period (by reason of clause (a), (b), (c) or (d) above or otherwise), such Loan shall not be available hereunder.

                  "INTEREST RATE PROTECTION AGREEMENT" shall mean an interest rate swap, cap or collar agreement or similar arrangement between any Person and a financial institution providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

                  "INVESTMENT" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding 90 days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed




                                CREDIT AGREEMENT
to be advanced, lent or extended to such Person; or (d) the entering into of any Interest Rate Protection Agreement.

                  "JCI" shall mean Journal Company, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware.

                  "JCI/JNI SECURITY AGREEMENT" shall mean the Security Agreement dated as of December 21, 1994 between the Subsidiary Guarantors and the Agent, as the same shall be amended, supplemented or otherwise modified and in effect from time to time.

                  "JNI" shall mean Journal News, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware.

                  "JRN"  shall  mean  Journal  Register   Newspapers,   Inc.,  a
non-stock corporation duly organized and validly existing under the laws of the State of Delaware.

                  "LENDER" shall mean, at any time, (a) each Bank party to this Agreement at such time and (b) any other Person holding Permitted Additional Debt at such time if such other Person was a Bank party to this Agreement at the time it provided such Permitted Additional Debt.

                  "LIEN" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Credit Documents, a Person shall be deemed to own subject to a Lien any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement other than an operating lease relating to such Property.

                  "LOANS" shall mean the Revolving Credit Loans, Term Loans and PAD Loans.

                  "MAJORITY BANKS" shall mean Majority Revolving Credit Banks and Majority Term Loan Banks.

                  "MAJORITY REVOLVING CREDIT BANKS" shall mean Revolving Credit Banks having at least 60% of the sum of (a) the aggregate unused amount of the Revolving Credit Commitments at such time PLUS (b) the aggregate outstanding principal amount of the Revolving Credit Loans at such time or, if the Revolving Credit Commitments have terminated, Revolving Credit Banks holding at




                                CREDIT AGREEMENT
least 60% of the aggregate outstanding principal amount of the Revolving Credit Loans.

                  "MAJORITY TERM LOAN BANKS" shall mean Banks having at least 60% of the sum of (a) the aggregate outstanding principal amount of the Term Loans at such time PLUS (b) the aggregate outstanding principal amount of the PAD Loans at such time PLUS (c) if any PAD Commitments are then in effect, the aggregate unused amount of the PAD Commitments at such time.

                  "MANAGEMENT BONUS PLAN" shall mean the Borrower's "Management Bonus Plan" pursuant to which the Borrower will pay management bonuses totalling approximately $32,000,000, comprised of approximately 1,100,000 shares of common stock of the Borrower valued at the initial public offering price of the Borrower's common stock and a cash portion that the Borrower expects will be used to satisfy the recipients' tax obligations arising from the shares of common stock.

                  "MARGIN STOCK" shall mean margin stock within the meaning of Regulation U and Regulation X.

                  "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the Property, business, financial condition, operations, assets, liabilities, capitalization or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower or any of its Subsidiaries to perform any of such Person's non-monetary obligations under any of the Transaction Documents, (c) the validity or enforceability of any of the Transaction Documents, (d) the rights and remedies of the Banks and the Agent under any of the Credit Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.

                  "MORTGAGE NOTICE" shall have the meaning given to such term in
Section 8.22 hereof.

                  "MORTGAGE PROPERTIES" shall mean, collectively, the properties identified in Exhibit D-1 to the 1994 Credit Agreement, the NEN Mortgage Properties, the New Britain Mortgage Properties and any additional real property Acquired by any Obligor after the Amendment No. 2 Effective Date if such real property is financed in whole or in part with the proceeds of PAD Loans hereunder or Permitted Additional Debt incurred as permitted by Section 8.07(e) hereof, PROVIDED that from and after the date of the Disposition of any of the foregoing properties, there shall be excluded from Mortgage Properties the properties so Disposed of.





                                CREDIT AGREEMENT

                  "MORTGAGES" shall mean mortgages or deeds of trust, as the case may be, if any, to be granted by the Mortgagors to the Agent, pursuant to
Section 8.22 hereof substantially in the form of Exhibit D to the 1994 Credit Agreement (with such changes thereto as the Agent shall reasonably request) covering the Mortgage Properties.

                  "MORTGAGORS" shall mean each of the Subsidiary Guarantors, and each other Subsidiary of the Borrower that is required to execute and deliver a Mortgage pursuant to the terms of this Agreement.

                  "MULTIEMPLOYER PLAN" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "MVO" shall mean Mississippi Valley Offset Company Inc., a Missouri corporation that is a Subsidiary of JNI and a Subsidiary Guarantor.

                  "NEN ACQUISITION" shall mean the Acquisition of various publications and commercial printing operations located largely in the States of Connecticut and Rhode Island contemplated by the Asset Purchase Agreement dated as of March 10, 1995 by and among NH Acquisition Corp. and Capital Cities Media, Inc., Foothills Trader, Inc., Guilford Publishing Company, Inc., Imprint, Inc. and Wilson Publishing Company (including all schedules and exhibits thereto).

                  "NEN ACQUISITION LOAN BANKS" shall mean Banks from time to time holding NEN Acquisition Loans after giving effect to any assignments thereof permitted by Section 11.06 hereof.

                  "NEN  ACQUISITION  LOANS" shall mean the loans provided for by
Section 2.01(c) hereof, which may be Base Rate Loans and/or Eurodollar Loans. The NEN Acquisition Loans outstanding as of the Effective Date are set forth in Annex 1 hereto.

                  "NEN ACQUISITION ENVIRONMENTAL REPORTS" shall mean the Phase I Environmental Reports entitled "Elm City Citizen Newspapers, 349 New Haven Avenue, Milford, Connecticut", "Shore Line Newspapers, 120 North Fair Street, Guilford, New Haven County, Connecticut", "Wilson Newspapers, Inc., 187 Main Street, Wakefield, Rhode Island", "Imprint Newspapers, 20 Isham Road, West Hartford, Connecticut" and "Imprint Printing, Inc., 97 Defco Park Road, North Haven, New Haven County, Connecticut", each prepared by H2M Associates, Inc. and dated November, 1994.





                                CREDIT AGREEMENT

                  "NEN MORTGAGE PROPERTIES" shall mean the properties identified in Attachment B to Amendment No. 1 to the 1994 Credit Agreement.

                  "NEN SURVEYS" shall have the meaning given to such term in Section 4.11 of Amendment No. 1 to the 1994 Credit Agreement.

                  "NEN TITLE REPORTS" shall have the meaning given to such term in Section 4.12 of Amendment No. 1 to the 1994 Credit Agreement.

                  "NET PROCEEDS" shall mean:

                  (a) with respect to any receipt of proceeds of any Disposition referred to in Section 2.09(b) hereof or any insurance payment, or any condemnation award or other compensation in respect of any Casualty Event referred to in Section 2.09(c) hereof, the excess, if any, of: (i) the aggregate amount of such proceeds OVER (ii) the sum of (x) the reasonable fees and out-of-pocket expenses incurred by the Borrower or any of its Subsidiaries, in the case of any such Disposition, in effecting such Disposition or, in the case of any such Casualty Event, in collecting such payment or compensation (as the case may be) PLUS (y) the taxes paid (or reasonably estimated to be payable) by the Borrower or any of its Subsidiaries in connection with any such Disposition or Casualty Event but only to the extent payable within 120 days of such Disposition or such Casualty Event (as the case may be) or, if such taxes are not so paid within such 120 days, only if an amount equal to such taxes is deposited with the Agent for credit to an escrow account to be held in such account and used to pay the same when due PLUS (z) in the case of any such Disposition or Casualty Event, any contractually required repayments of Indebtedness of the Borrower or any of its Subsidiaries to the extent secured by a Lien on the related Property;

                  (b) with respect to any Equity Issuance, the aggregate amount of all cash received by the Borrower or any of its Subsidiaries in respect of such Equity Issuance or sale by the Borrower net of (only in the case of an Equity Issuance referred to in clause (a) of the definition of that term or such a sale by the Borrower) reasonable fees and out-of-pocket expenses incurred by the Borrower or such Subsidiary in connection therewith; and

                  (c) with respect to any issuance of Subordinated Debt permitted under Section 8.07 hereof, the aggregate amount of all cash received by the Borrower or any of its Subsidiaries in respect of such issuance net of reasonable fees and out-of-pocket expenses (including, without limitation, underwriting discounts)




                                CREDIT AGREEMENT
incurred by the Borrower or such Subsidiary in connection therewith.

                  "NEW BANK" shall mean each Bank which is a party to this Agreement but not the Existing Credit Agreement.

                  "NEW BRITAIN ACQUISITION" shall mean the Acquisition of "The New Britain Herald" located in New Britain, Connecticut and other Property as contemplated by the Stock Purchase Agreement dated as of June 20, 1995 by and among each of the shareholders of the Herald Publishing Company and New Britain Publishing Company (including all schedules and exhibits thereto).

                  "NEW BRITAIN ACQUISITION ENVIRONMENTAL REPORTS" shall mean the Phase I Environmental Site Assessment for The Herald Publishing Company at 7-15 Franklin Square, New Britain, Connecticut, dated June, 1995, prepared by Mitchell R. Chester, The East Hartford Gazette, 54 Connecticut Boulevard, East Hartford, Connecticut, dated June, 1995, prepared by Mitchell R. Chester and One Herald Square, New Britain Connecticut, dated March, 1991, prepared by Consulting Environmental Engineers, Inc. and the Environmental Site Assessment for The Herald at 1 Herald Square, New Britain, Connecticut, dated April, 1995, prepared by Haley & Aldrich, Inc.

                  "NEW BRITAIN ACQUISITION LOAN BANKS" shall mean the Banks from time to time holding New Britain Acquisition Loans after giving effect to any assignments thereof permitted by Section 11.06 hereof.

                  "NEW BRITAIN ACQUISITION LOANS" shall mean the loans provided for by Section 2.01(d) hereof, which may be Base Rate Loans and/or Eurodollar Loans. The New Britain Acquisition Loans outstanding as of the Effective Date are set forth in Annex 1 hereto.

                  "NEW BRITAIN MORTGAGE PROPERTIES" shall mean the properties identified in Attachment B to Amendment No. 2 to the 1994 Credit Agreement.

                  "NEW BRITAIN SURVEYS" shall have the meaning given to such term in Section 4.11 of Amendment No. 2 to the 1994 Credit Agreement.

                  "NEW BRITAIN TITLE REPORTS" shall have the meaning given to such term in Section 4.12 of Amendment No. 2 to the 1994 Credit Agreement.





                                CREDIT AGREEMENT

                  "NEWSPAPER" shall mean each newspaper owned or operated by, or proposed to be Acquired by, any Subsidiary of the Borrower (or, if the context so requires, a Subsidiary of the Borrower that owns or operates, or proposes to Acquire, such a newspaper) and may include, without limitation, tangible assets used or usable in the operation of such newspaper, real property used in connection with such newspaper, contracts, leases and agreements relating to such newspaper, all licenses required for the operation of such newspaper in accordance with applicable laws and regulations and copyrights, trademarks, trade names, logos, jingles, service marks, slogans and promotional materials used in connection with such newspaper.

                  "1994 CREDIT AGREEMENT" shall have the meaning given to such term in the second paragraph hereof.

                  "NOTES" shall mean the promissory notes (if any) issued by the Borrower pursuant to Section 2.07 hereof.

                  "OBLIGORS" shall mean, collectively, the Borrower and the Subsidiary Guarantors.

                  "PAD COMMITMENTS" shall mean any commitment(s) to make loans to the Borrower pursuant to Section 2.01(e) hereof.

                  "PAD LOANS" shall mean, collectively, (a) the NEN Acquisition Loans, (b) the New Britain Acquisition Loans and (c) the loans made pursuant to the PAD Commitments, which may be Base Rate Loans and/or Eurodollar Loans. Notwithstanding anything herein to the contrary, PAD Loans are not considered to be Permitted Additional Debt.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "PERMITTED ACQUISITION" shall mean an Acquisition of any one or more Newspapers in the United States of America made as permitted by Section 8.05(b)(iv) hereof.

                  "PERMITTED ADDITIONAL DEBT" shall have the meaning assigned to such term in Section 8.07(e) hereof.

                  "PERMITTED LIENS" shall mean, with respect to Liens on the Property of the Borrower and/or any of its Subsidiaries, collectively, Liens permitted by Section 8.06 hereof.

                  "PERSON" shall mean any individual, corporation, company, voluntary association, partnership, joint venture,




                                CREDIT AGREEMENT
trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                  "PLAN"   shall  mean  an   employee   benefit  or  other  plan
established or maintained by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

                  "POST-DEFAULT RATE" shall mean, in respect of any principal of any Loan or any other amount owing to any of the Banks or the Agent under or pursuant to this Agreement or any other Credit Document, a rate per annum equal to 5% PLUS the Base Rate as in effect from time to time PLUS the Applicable Margin (PROVIDED that, if any amount in respect of which interest is payable at the Post-Default Rate is principal of a Eurodollar Loan and the day interest thereon commences to be payable at the Post-Default Rate is a day other than the last day of an Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including such day to but excluding the last day of such Interest Period, 5% PLUS the interest rate for such Loan for such Interest Period as provided in Section 3.02(b) hereof and, thereafter, the rate provided for above in this definition).

                  "PRIME RATE" shall mean the rate of interest from time to time announced by Chase at its principal office in New York, New York as its prime commercial lending rate.

                  "PRINCIPAL PAYMENT DATES" shall mean (a) with respect to Term Loans, NEN Acquisition Loans and New Britain Acquisition Loans, the Quarterly Dates occurring in March, June, September and December of each year, commencing with the first Quarterly Date after the Effective Date through and including (i) December, 2002, with respect to Term Loans, and (ii) March, 2003, with respect to NEN Acquisition Loans and New Britain Acquisition Loans, (b) May 5, 2003, with respect to the last scheduled installment of the NEN Acquisition Loans, (c) May 1, 2003, with respect to the last scheduled installment of the New Britain Acquisition Loans and (d) with respect to each Series of PAD Loans other than NEN Acquisition Loans and New Britain Acquisition Loans, the dates on which the Borrower is required to pay each scheduled installment of such Loans as may be hereafter agreed between the Borrower and the Bank providing such Loans, PROVIDED that the requirements of Section 3.01(e) hereof are satisfied.

                  "PROPERTY" shall mean all property of any kind whatsoever, whether real, personal or mixed and whether tangible




                                CREDIT AGREEMENT
or intangible, and any right or interest in or to any such property of any kind whatsoever.

                  "QUARTERLY DATES" shall mean the last Business Day of each March, June, September and December in each year, the first of which shall be the first such day after the date of this Agreement.

                  "REFERENCE BANKS" shall mean Chase and/or such other Bank or Banks as the Agent shall select (after consultation with the Borrower) and designate to the Borrower as a "Reference Bank" hereunder (or their Applicable Lending Offices, as the case may be).

                  "REGULATION A", "REGULATION D", "REGULATION U" and "REGULATION X" shall mean, respectively, Regulation A, Regulation D, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                  "REGULATORY CHANGE" shall mean, with respect to any Bank, any change after the date of this Agreement in United States Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Bank of or under any United States Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "RELEASE" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

                  "REQUIRED LENDERS" shall mean, at any time, Lenders having at least 60% of the sum of (a) the aggregate outstanding principal amount of the Loans at such time PLUS (b) the aggregate unused amount of the Commitments at such time PLUS (c) the aggregate outstanding principal amount of Permitted Additional Debt at such time.

                  "RESERVE REQUIREMENT" shall mean, for any Interest Period for any Eurodollar Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency




                                CREDIT AGREEMENT
reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (a) any category of liabilities which includes deposits by reference to which the Eurodollar Base Rate is to be determined as provided in the definition of "Eurodollar Base Rate" in this Section 1.01 or (b) any category of extensions of credit or other assets which includes Eurodollar Loans.

                  "RESTRICTED PAYMENT" shall mean (a) dividends (in cash, property or obligations) on, or other payments or distributions on account of, or payments or the setting apart of money for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Borrower, but excluding dividends payable solely in shares of common stock of the Borrower (or, in the case of dividends on preferred stock of the Borrower, in shares of common stock or preferred stock of the same issue) and (b) payments (in cash, property or obligations) or distributions on account of, or payments or the setting apart of money for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of any Subordinated Debt.

                  "REVOLVING CREDIT BANKS" shall mean (a) on the Effective Date, the Banks having Revolving Credit Commitments as indicated on Annex 1 hereto and
(b) thereafter, the Banks from time to time holding Revolving Credit Loans and Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 11.06 hereof.

                  "REVOLVING CREDIT COMMITMENT" shall mean: (a) for each Revolving Credit Bank that is a party to this Agreement on the Effective Date, the obligation of such Bank to make Revolving Credit Loans up to an aggregate principal amount equal to the amount set forth opposite the name of such Bank on Annex 1 hereto; and (b) for each Revolving Credit Bank that acquires all or a portion of another Revolving Credit Bank's Revolving Credit Commitment by assignment pursuant to Section 11.06(b) hereof, the obligation of such Bank to make Revolving Credit Loans up to an aggregate principal amount equal to such Bank's Revolving Credit Commitment after giving effect to such assignment (in each case, as the same may be reduced or increased from time to time pursuant to
Section 2.03 hereof or Section 11.06(b) hereof). The original aggregate principal amount of the Revolving Credit Commitments is $235,000,000 as of the Effective Date.




                                CREDIT AGREEMENT

                  "REVOLVING  CREDIT LOANS" shall mean the loans provided for by
Section 2.01(b) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

                  "REVOLVING CREDIT COMMITMENT TERMINATION DATE" shall mean the Quarterly Date occurring in December, 2003.

                  "SCHEDULED PAYMENT" shall mean each repayment of the principal of the Term Loans required to be made on a Principal Payment Date pursuant to
Section 3.01(a) hereof, each repayment of the principal of the NEN Acquisition Loans required to be made on a Principal Payment Date pursuant to Section 3.01(c) hereof, each repayment of the principal of the New Britain Acquisition Loans required to be made on a Principal Payment Date pursuant to Section 3.01(d) hereof, each repayment of PAD Loans other than NEN Acquisition Loans and New Britain Acquisition Loans pursuant to Section 3.01(e) hereof and the reduction in the Revolving Credit Commitments required by Section 2.03(b)(v) hereof. For purposes of computing Total Debt Service, the amount of each Scheduled Payment shall be (a) the aggregate principal amount of the Term Loans, NEN Acquisition Loans, New Britain Acquisition Loans and PAD Loans actually repaid pursuant to Section 3.01(a), Section 3.01(c), Section 3.01(d) or Section 3.01(e), respectively, hereof on a Principal Payment Date after giving effect to any reductions in the amount required to be repaid on such Principal Payment Date pursuant to Section 2.08 or 2.09 hereof PLUS (b) the aggregate principal amount of the Revolving Credit Loans actually repaid pursuant to Section 2.09(a) hereof after giving effect to the reduction in the Revolving Credit Commitments pursuant to Section 2.03(b)(v) hereof.

                  "SECURITY DOCUMENTS" shall mean, collectively, the Borrower Security Agreement, the JCI/JNI Security Agreement and all Uniform Commercial Code financing statements required thereby to be filed with respect to the security interests created pursuant thereto and, if and to the extent executed and delivered pursuant to Section 8.22 hereof, the Mortgages, any Supplemental Mortgages and the Supplement to the Subsidiary Guarantee referred to in Section 8.22(ii) hereof (PROVIDED that, notwithstanding the foregoing, the Mortgages, such Supplemental Mortgages and such Subsidiary Guarantee shall be deemed to be Security Documents and Transaction Documents for purposes of Sections 7.04, 7.05 and 7.06 hereof).

                  "SENIOR OFFICER" shall mean the President, Executive Vice President, Chief Financial Officer, Controller or Vice President-Finance of the Borrower, as the context requires.





                                CREDIT AGREEMENT

                  "STOCK INCENTIVE PLAN" shall mean the Borrower's "1997 Stock Incentive Plan" which authorized the granting of up to 4,843,750 shares of common stock of the Borrower through incentive stock options and non-qualified stock options to acquire common stock of the Borrower and awards of common stock to directors, officers and employees of or consultants to the Borrower and its Subsidiaries and Affiliates.

                  "SUBORDINATED DEBT" shall mean unsecured Indebtedness (i) for which the Borrower is directly and primarily liable, (ii) in respect of which no Subsidiary of the Borrower is contingently or otherwise obligated and (iii) that is subordinated to the obligation of the Borrower to pay principal of and interest on the Loans and Notes and other amounts hereunder on terms, and pursuant to documentation containing other terms (including interest, amortization, covenants and events of default), in form and substance satisfactory to the Majority Banks; PROVIDED that in no event shall any Subordinated Debt provide for the payment of any principal thereof prior to the date which is at least 91 days after the last scheduled principal payment date of any of the Loans.

                  "SUBSIDIARY" shall mean, for any Person, any corporation, partnership (other than any limited partnership of which such Person is solely a limited partner) or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person; PROVIDED that Chanry shall not be deemed to be a Subsidiary of JNI for any purpose of this Agreement other than to the extent Chanry is included in the historical financial statements of JNI and its Subsidiaries. "WHOLLY OWNED SUBSIDIARY" shall mean any such corporation, partnership or other entity of which all such securities or other ownership interests, other than directors' qualifying shares, are so owned or controlled.

                  "SUBSIDIARY GUARANTEE" shall mean the Guarantee Agreement dated as of December 21, 1994 between the Subsidiary Guarantors (including, without limitation, from and after the Effective Date, JNI and JCI) and the Agent, as the same shall be




                                CREDIT AGREEMENT
amended, supplemented or otherwise modified and in effect from time to time.

                  "SUBSIDIARY GUARANTORS" shall mean each of the Subsidiaries of the Borrower which are, from time to time, parties to the Subsidiary Guarantee.

                  "SUPPLEMENTAL MORTGAGE" shall have the meaning given to such term in Section 8.22 hereof.

                  "SURVEYS" shall mean, collectively, (a) the surveys delivered to the Agent pursuant to Section 6.01(p) of the 1994 Credit Agreement, (b) the NEN Surveys, (c) the New Britain Surveys and (d) and each other survey of Mortgage Property Acquired by any Obligor after the Amendment No. 2 Effective Date if such Acquisition is financed in whole or in part with the proceeds of PAD Loans hereunder or Permitted Additional Debt as permitted by Section 8.07(e) hereof, each dated not more than 30 days prior to the date such PAD Loans are made or such Permitted Additional Debt is incurred, certified to the Agent, made in accordance with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys" established and adopted by the American Land Title Association and American Congress on Surveying and Mapping in 1992, and meeting the accuracy requirements of an "Urban" survey as defined therein, showing all buildings and other improvements, if any, all encroachments, if any, all set-back lines, if any, and all areas affected by any easements or other instruments of record, if any (the recording data in respect of which shall be marked on the survey), containing metes and bounds description of such Mortgage Properties, setting forth the flood zone designations, if any, in which such Mortgage Properties are located.

                  "TAUNTON ACQUISITION" shall mean the acquisition by Taunton Acquisition Corp., a Delaware corporation, of the assets of The Taunton Daily Gazette.

                  "TERM LOAN BANKS" shall mean the Banks from time to time holding Term Loans after giving effect to any assignments thereof permitted by
Section 11.06 hereof.

                  "TERM LOANS" shall mean the loans provided for by Section 2.01(a) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

                  "TITLE COMMITMENTS" shall have the meaning given to such term in Section 8.22 hereof.





                                CREDIT AGREEMENT

                  "TITLE INSURER" shall mean First American Title Insurance Company or such other title insurance company as the Majority Banks shall approve.

                  "TITLE  POLICIES" shall have the meaning given to such term in
Section 8.22 hereof.

                  "TITLE REPORTS" shall mean, collectively, (a) the title reports delivered to the Agent pursuant to Section 6.01(q) of the 1994 Credit Agreement, (b) the NEN Title Reports, (c) the New Britain Title Reports and (d) each other title report prepared by the Title Insurer for the benefit of the Agent covering Mortgage Property Acquired by any Obligor after the Amendment No. 2 Effective Date if such Acquisition is financed in whole or in part with the proceeds of PAD Loans hereunder or Permitted Additional Debt as permitted by
Section 8.07(e) hereof.

                  "TOTAL DEBT" shall mean, at any date, all Indebtedness of the Borrower and its Subsidiaries that would be listed as a liability on a consolidated balance sheet of the Borrower and its Subsidiaries as at such date prepared in accordance with GAAP and including in any event obligations in respect of (a) agreements- not-to-compete and (b) the liabilities described in
Schedule VI hereto but excluding in any event income taxes payable or deferred, unearned circulation revenue, liabilities under Plans and liabilities of the type described in Statement of Financial Accounting Standards Nos. 87, 106, 107 and 109 of the Financial Accounting Standards Board to the extent the same may be treated as an accrued expense under GAAP.

                  "TOTAL DEBT RATIO" shall mean, at any date, the ratio of (a) the aggregate principal amount of Total Debt of the Borrower and its Subsidiaries then outstanding TO (b) Cash Flow for the period of twelve complete consecutive months ended on, or most recently ended prior to, such date.

                  "TOTAL DEBT SERVICE" shall mean, for any period, the sum of the following for the Borrower and its Subsidiaries for such period, determined on a consolidated basis without duplication in accordance with GAAP: (a) Scheduled Payments and other regularly scheduled payments of principal of Indebtedness which Indebtedness is included in Total Debt; (b) Interest Expense; and (c) payments of principal of and cash interest on Warburg Subordinated Debt (other than the payment in full of the Warburg Subordinated Debt pursuant to Section 6.01(f) hereof); PROVIDED that solely for purposes of determining compliance with: (i) Section 8.12 hereof at any date, payments of principal of and cash interest on Warburg Subordinated Debt (to the extent included in the calculation of Total Debt Service for such




                                CREDIT AGREEMENT
period), shall be deemed, except as otherwise permitted by clause (ii) below, to have been paid in equal monthly installments during such period; (ii) Section
8.12 hereof at any date occurring during fiscal year 1996, payments of principal of and cash interest on Warburg Subordinated Debt (to the extent included in the calculation of Total Debt Service for such period), may, at the election (which election shall be notified by the Borrower to the Agent on or prior to the date of each such payment) of the Borrower, be deemed to have been paid in equal monthly installments during a period of up to 24 complete calendar months ended on, or most recently ended prior to, such payment date; and (iii) Section 8.12 hereof at any date occurring on or after January 1, 1997, each payment of principal of or cash interest on Warburg Subordinated Debt made during fiscal year 1996 (to the extent included in the calculation of Total Debt Service for such fiscal year) shall be reduced by the sum of the following (without duplication of deductions): (w) the amount of such payment of principal or cash interest made with proceeds of Permitted Additional Debt and with proceeds (up to but not exceeding $5,000,000 in the aggregate) of Warburg Subordinated Debt;
(x) Excess Cash Flow for fiscal year 1995, if any; (y) Excess Cash Flow for the period commencing on January 1, 1996 and ended on the date of such payment of principal or interest; and (z) the lesser of (I) $6,000,000 and (II) cash balances and Cash Equivalents of the Borrower as at December 31, 1994 as shown on the combined consolidated financial statements of JNI and JCI and their respective Subsidiaries delivered to the Agent pursuant to the Existing Credit Agreement.

                  "TOTAL FIXED CHARGES" shall mean, for any period, the sum of the following for the Borrower and its Subsidiaries for such period, determined on a consolidated basis without duplication in accordance with GAAP: (a) Total Debt Service; (b) Capital Expenditures made as permitted by Section 8.10 hereof (other than Capital Expenditures made pursuant to clause (z) thereof); and (c) taxes (other than deferred taxes) paid during such period or paid or expected to be payable in cash thereafter in respect of such period, in each case in respect of income or activities earned or conducted during such period.

                  "TRANSACTION DOCUMENTS" shall mean, collectively, the Credit Documents and each other material agreement, instrument or other document (including all schedules and exhibits thereto) entered into and delivered in connection with any Acquisition consummated by any Obligor after the Effective Date if such Acquisition is financed in whole or in part with the proceeds PAD Loans hereunder or Permitted Additional Debt as permitted by Section 8.07(e) hereof.





                                CREDIT AGREEMENT

                  "TYPE" shall have the meaning assigned to such term in Section
1.03 hereof.

                  "WARBURG"  shall  mean,  collectively:   (i)  Warburg,  Pincus
Capital Company, L.P., a Delaware limited partnership, (ii) Warburg, Pincus Capital Partners, L.P., a Delaware limited partnership, (iii) Warburg, Pincus Investors, L.P., a Delaware limited partnership, (iv) Warburg, Pincus & Co., a New York general partnership, and (v) any other venture banking fund in which Warburg, Pincus & Co. is the general partner.

                  "WARBURG AFFILIATE" shall mean any Subsidiary of any of the entities listed in clauses (i) through (v), inclusive, of the definition of "Warburg" in this Section 1.01.

                  "WARBURG SUBORDINATED DEBT" shall mean Indebtedness of JNI and/or JCI owed to Warburg immediately prior to the Effective Date as listed in
Schedule VI hereto.

                  "WORKING CAPITAL" shall mean, at any time, the excess, if any, of the current assets (net of cash and Cash Equivalents and excluding accrued interest thereon) of the Borrower and its Subsidiaries over their current liabilities (excluding any such liabilities in respect of the current portion of long-term debt, liabilities under Plans and liabilities of the type described in Statement of Financial Accounting Standards Nos. 87, 106, 107 and 109 of the Financial Accounting Standards Board and accrued Interest Expense, accrued income taxes payable or deferred, each determined on a consolidated basis without duplication in accordance with GAAP).

                  1.02   ACCOUNTING TERMS AND DETERMINATIONS; FISCAL PERIODS.
                         ---------------------------------------------------

                  (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Agent and the Banks hereunder shall (unless otherwise disclosed to the Banks in writing at the time of delivery thereof in the manner described in subsection
(b) below) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Banks hereunder (which, prior to the delivery of the first consolidated financial statements under Section
8.01 hereof, shall mean the combined financial statements of Journal Register LLC and its Subsidiaries as at December 31, 1996 referred to in Section 7.02 hereof). All calculations made for the purposes of determining compliance with




                                CREDIT AGREEMENT
this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest annual or quarterly consolidated financial statements furnished to the Banks pursuant to Section
8.01(a) or (b) hereof (or prior to the delivery of the first financial statements under Section 8.01 hereof, used in the preparation of the combined financial statements of Journal Register LLC and its Subsidiaries as at December 31, 1996 referred to in Section 7.02 hereof) unless (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such consolidated financial statements or (ii) the Majority Banks shall have objected to so determining such compliance within 30 days after delivery to the Banks of such consolidated financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest consolidated financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first consolidated financial statements delivered under Section 8.01 hereof, shall mean the combined financial statements of Journal Register LLC and its Subsidiaries as at December 31, 1996 referred to in Section 7.02 hereof).

                  (b) The Borrower shall deliver to the Banks at the same time as the delivery of any annual or quarterly financial statement under
Section  8.01(a)  or (b)  hereof,  as the  case  may be,  (i) a  description  in
reasonable  detail  of  any  material   variation  between  the  application  of
accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the immediately preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of paragraph (a) above and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

                  (c) The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, change the last day of its fiscal year from December 31, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30, respectively.

                  1.03 CLASSES AND TYPES OF LOANS. Loans hereunder are distinguished by "Class" and by "Type". The Class of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Revolving Credit Loan, a Term Loan or a PAD Loan, each of which constitutes a Class. The "Type" of a Loan refers to whether such Loan is a Base Rate Loan or a Eurodollar Loan, each of which




                                CREDIT AGREEMENT
constitutes a Type. In addition, PAD Loans (and Commitments to make PAD Loans) are distinguished by "Series". The Series of a PAD Loan (or of a Commitment to make a PAD Loan) refers both to the date such PAD Loan was made (or the date such PAD Commitment was extended to the Borrower) and the purpose for which the proceeds of such PAD Loan may be utilized and only PAD Loans made on the same specified date and only for the same specified purpose are included within a particular Series of PAD Loans. Loans may be identified by both Class and Type and PAD Loans may also be identified by Series.


                  Section 2.  COMMITMENTS.

                  2.01   LOANS.

                  (a) TERM LOANS. On the Effective Date, (i) the "Term Loans" (as defined in the Existing Credit Agreement) held by the Existing Banks under the Existing Credit Agreement immediately prior to the Effective Date shall automatically, and without any action on the part of any Person, be designated and continued as Term Loans hereunder and each of the New Banks that is a Term Loan Bank (and each Existing Bank, if any, whose relative proportion of Term Loans hereunder is increasing over its relative proportion of "Term Loans" held by it under the Existing Credit Agreement (each an "INCREASING EXISTING TERM LOAN BANK")) shall, by assignments from the Existing Banks, if any, whose relative proportion of the Term Loans hereunder is decreasing from its relative proportion of "Term Loans" held by it under the Existing Credit Agreement (which assignments shall be deemed to occur automatically on the Effective Date), acquire a portion of the Term Loans of the Existing Banks so designated and continued (the Term Loan Banks shall, through the Agent, make such additional adjustments among themselves as shall be necessary), (ii) each such New Bank and each Increasing Existing Term Loan Bank severally agrees, on the terms and conditions of this Agreement, to make a term loan (on a non pro-rata basis) to the Borrower in Dollars and/or (iii) the Borrower shall prepay the Term Loans of the Existing Banks (on a non pro-rata basis), in each case in such amounts, such that after giving effect thereto, the Term Loan Banks shall hold the Term Loans hereunder in the respective principal amounts specified in Annex 1 hereto.

                  From and after the Effective Date, the Borrower (as provided in Section 2.08(a) hereof) may Convert Term Loans of one Type into Term Loans of another Type (as provided in Section 2.08(a) hereof) or Continue Term Loans of one Type as Term Loans of the same Type (as provided in Section 2.08(a) hereof).




                                CREDIT AGREEMENT

                  (b) REVOLVING CREDIT LOANS. On the Effective Date, (i) the "Revolving Credit Loans" (as defined in the Existing Credit Agreement) held by the Existing Banks under the Existing Credit Agreement immediately prior to the Effective Date shall automatically, and without any action on the part of any Person, be designated and continued as Revolving Credit Loans outstanding under the Revolving Credit Commitments, (ii) each Revolving Credit Bank (including, without limitation, each New Bank that is a Revolving Credit Bank) shall have a Revolving Credit Commitment in the amount set opposite the name of such Bank on Annex 1 hereto, (iii) each of the New Banks that is a Revolving Credit Bank (and each Existing Bank, if any, whose relative proportion of Revolving Credit Commitments hereunder is increasing over its relative proportion of "Revolving Credit Commitments" held by it under the Existing Credit Agreement (each an "INCREASING EXISTING REVOLVING CREDIT BANK")) shall, by assignments from the Existing Banks, if any, whose relative proportion of the Revolving Credit Commitments hereunder is decreasing from its relative proportion of "Revolving Credit Commitments" held by it under the Existing Credit Agreement (which assignments shall be deemed to occur automatically on the Effective Date), acquire a portion of the Revolving Credit Loans of the Existing Banks so
designated and continued (and the Revolving Credit Banks shall, through the Agent, make such additional adjustments among themselves as shall be necessary),
(iv) each such New Bank and each Increasing Existing Revolving Credit Bank severally agrees, on the terms and conditions of this Agreement, to make (on a non pro-rata basis) a revolving credit loan to the Borrower in Dollars and/or
(v) the Borrower shall prepay the Revolving Credit Loans of the Existing Banks (on a non pro-rata basis), in each case in such amounts, such that after giving effect thereto and any other Revolving Credit Loans made to the Borrower on the Effective Date, the Revolving Credit Banks shall hold the Revolving Credit Loans hereunder ratably in accordance with their respective Revolving Credit Commitments.

                  From and after the Effective Date, each Revolving Credit Bank severally agrees, on the terms of this Agreement, to make Revolving Credit Loans to the Borrower in Dollars during the period from and including the Effective Date to but excluding the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Bank's Revolving Credit Commitment as then in effect. Subject to the terms of this Agreement, during such period the Borrower may borrow, prepay and reborrow the amount of the Revolving Credit Commitments by means of Base Rate Loans and Eurodollar Loans and may (as provided in Section 2.08(a) hereof) Convert Revolving Credit Loans of one Type into Revolving Credit Loans of the other Type or Continue Revolving




                                CREDIT AGREEMENT

Credit  Loans of one Type as  Revolving  Credit Loans of the same Type.

                  (c) NEN ACQUISITION LOANS. On the Effective Date, (i) the "NEN Acquisition Loans" (as defined in the Existing Credit Agreement) held by the Existing Banks under the Existing Credit Agreement shall automatically, and without any action on the part of any Person, be designated and continued as NEN Acquisition Loans hereunder and each of the New Banks that is a NEN Acquisition Loan Bank (and each Existing Bank, if any, whose relative proportion of NEN Acquisition Loans hereunder is increasing over its relative proportion of "NEN Acquisition Loans" held by it under the Existing Credit Agreement (each an "INCREASING EXISTING NEN ACQUISITION LOAN BANK")) shall, by assignments from the Existing Banks, if any, whose relative proportion of the NEN Acquisition Loans hereunder is decreasing from its relative proportion of "NEN Acquisition Loans" held by it under the Existing Credit Agreement (which assignments shall be deemed to occur automatically on the Effective Date), acquire a portion of the NEN Acquisition Loans of the Existing Banks so designated and continued (and the NEN Acquisition Loan Banks shall, through the Agent, make such additional adjustments among themselves as shall be necessary), (ii) each such New Bank and each Increasing Existing NEN Acquisition Loan Bank severally agrees, on the terms and conditions of this Agreement, to make a term loan (on a non pro-rata basis) to the Borrower in Dollars and/or (iii) the Borrower shall prepay the NEN Acquisition Loans of the Existing Banks (on a non pro-rata basis), in each case in such amounts, such that after giving effect thereto, the NEN Acquisition Loan Banks shall hold the NEN Acquisition Loans hereunder in the respective principal amounts specified in Annex 1 hereto.

                  From and after the Effective Date, the Borrower may (as provided in Section 2.08(a) hereof) Convert NEN Acquisition Loans of one Type into NEN Acquisition Loans of the other Type or Continue NEN Acquisition Loans of one Type as NEN Acquisition Loans of the same Type.

                  (d)    NEW BRITAIN ACQUISITION LOANS. On  the  Effective Date,
(i) the "New Britain Acquisition Loans" (as defined in the Existing Credit Agreement) held by the Existing Banks under the Existing Credit Agreement shall automatically, and without any action on the part of any Person, be designated and continued as New Britain Acquisition Loans hereunder and each of the New Banks that is a New Britain Acquisition Loan Bank (and each Existing Bank, if any, whose relative proportion of New Britain Acquisition Loans hereunder is increasing over its relative proportion of "New Britain Acquisition Loans" held by it under




                                CREDIT AGREEMENT
the Existing Credit Agreement (each an "INCREASING EXISTING NEW NEW BRITAIN ACQUISITION LOAN BANK")) shall, by assignments from the Existing Banks, if any, whose relative proportion of the New Britain Acquisition Loans hereunder is decreasing from its relative proportion of "New Britain Acquisition Loans" held by it under the Existing Credit Agreement (which assignments shall be deemed to occur automatically on the Effective Date), acquire a portion of the New Britain Acquisition Loans of the Existing Banks so designated and continued (and the New Britain Acquisition Loan Banks shall, through the Agent, make such additional adjustments among themselves as shall be necessary), (ii) each such New Bank and each Increasing Existing New Britain Acquisition Loan Bank severally agrees, on the terms and conditions of this Agreement, to make a term loan (on a non pro-rata basis) to the Borrower in Dollars and/or (iii) the Borrower shall prepay the New Britain Acquisition Loans of the Existing Banks (on a non pro-rata basis), in each case in such amounts, such that after giving effect thereto, the New Britain Acquisition Loan Banks shall hold the New Britain Acquisition Loans hereunder in the respective principal amounts specified in Annex 1 hereto.

                  From and after the Effective Date, the Borrower may (as provided in Section 2.08(a) hereof) Convert New Britain Acquisition Loans of one Type into New Britain Acquisition Loans of the other Type or Continue New Britain Acquisition Loans of one Type as New Britain Acquisition Loans of the same Type.

                  (e) PAD LOANS. From and after the Effective Date, any Bank or any other Person (other than Warburg or any Warburg Affiliate) may provide a new PAD Commitment to the Borrower in compliance with Section 8.07(e) hereof as if it were Permitted Additional Debt, PROVIDED that each of the following conditions is satisfied as of the date each such new PAD Commitment becomes effective hereunder:

                  (i) no Default shall have occurred and be continuing as of such date;

                  (ii) the sum of the aggregate outstanding principal amount of the PAD Loans (excluding the NEN Acquisition Loans and New Britain Acquisition Loans) PLUS the aggregate outstanding principal amount of Permitted Additional Debt PLUS the aggregate unused amount of the PAD Commitments then in effect PLUS the unused amount of such new PAD Commitment shall not exceed $125,000,000 as of such date; and

                  (iii) such Bank or such other Person shall have agreed to provide such new Commitment and, if not already a Bank,




                                CREDIT AGREEMENT
         shall have agreed to be bound by the provisions of this Agreement as a "Bank" hereunder pursuant to documentation in form and substance satisfactory to the Agent;

and upon the execution and delivery of such documentation, such Bank or such other Person, if not already a Bank hereunder, shall become a "Bank" hereunder having the obligations, rights and benefits of a Bank hereunder holding a PAD Commitment in an amount equal to the amount of such new PAD Commitment.

                  If a Bank extends a new PAD Commitment to the Borrower pursuant to this Section 2.01(e), such Bank agrees, on the terms of this Agreement and subject to such other conditions as may be agreed to between the Borrower and such Bank, to make a PAD Loan or PAD Loans to the Borrower in Dollars on such date(s) as shall be agreed between such Bank and the Borrower in an aggregate principal amount as shall be agreed between such Bank and the Borrower. Thereafter, the Borrower may (as provided in Section 2.08(a) hereof) Convert PAD Loans of one Type into PAD Loans of the other Type or Continue Pad Loans of one Type as PAD Loans of the same Type.

                  (f)    LIMIT ON EURODOLLAR LOANS.

                  (i) On the Effective Date, all "Interest Periods" under the Existing Credit Agreement in respect of the "Eurodollar Loans" thereunder that are being continued hereunder shall be continued hereunder until the end of such Interest Periods and shall not be terminated and, subject to the provisions hereof, the Borrower shall be permitted to Continue such Loans as Eurodollar Loans or to Convert such Loans into Base Rate Loans of the appropriate Class hereunder. Notwithstanding the restatement of the Existing Credit Agreement as of the Effective Date, all accrued and unpaid interest on the "Loans" under the Existing Credit Agreement that are being continued hereunder shall remain payable and be paid by the Borrower to the respective Existing Banks in accordance with Section 3.02 hereof as if such Loans were made hereunder. As of the Effective Date, after giving effect to the adjustments contemplated by Sections 2.01(a), (b), (c) and (d) and this Section 2.01(f), the relevant Banks shall hold Loans of a particular Class pro rata according to their respective Commitments and within each such Class the relevant Banks shall hold Loans of a particular Type pro rata according to the amounts of their respective Commitment Percentages and, in the case of Eurodollar Loans having different Interest Periods, such Loans shall be allocated pro rata among the relevant Banks according the amount of such Loans respectively held by such Banks.





                                CREDIT AGREEMENT

                  (ii) No more than eight separate Interest Periods in respect of Eurodollar Loans of a Class may be outstanding from each Bank at any one time.

                  (g) ASSUMPTION OF EXISTING LOANS. By its execution of this Agreement the Borrower hereby assumes all of the obligations of JNI and JCI, as borrowers, under the Existing Credit Agreement with respect to the loans thereunder that are being continued hereunder and all other amounts payable with respect thereto that remain unpaid as of the Effective Date (except for amounts contemplated to be paid as of the Effective Date under Section 6.01(f) hereof). From and after the Effective Date, neither JNI nor JCI shall be borrowers hereunder but shall each be a Subsidiary Guarantor party to the Subsidiary Guarantee and fully liable thereunder.

                  2.02 BORROWINGS. The Borrower shall give the Agent (which shall promptly notify the Banks) notice of each borrowing hereunder as provided in Section 4.05 hereof. Not later than 12:00 noon New York time on the date specified for each borrowing hereunder, each Bank shall make available the amount of the Loan to be made by it on such date to the Agent, at account designated by the Agent, in immediately available funds, for account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower (designated by the Borrower) maintained with Chase.

                  2.03   CHANGES OF COMMITMENTS.

                  (a) VOLUNTARY. The Borrower shall have the right to terminate or reduce the aggregate amount of the Revolving Credit Commitments at any time or from time to time prior to the Revolving Credit Commitment Termination Date; PROVIDED that (i) the Borrower shall give notice of each such termination or reduction as provided in Section 4.05 hereof and (ii) each partial reduction shall be in an aggregate amount at least equal to $1,000,000.

                  (b)    REDUCTION OF REVOLVING CREDIT COMMITMENTS.

                  (i) The Revolving Credit Commitments shall automatically terminate at the opening of business on the Revolving Credit Commitment Termination Date.




                                CREDIT AGREEMENT

                  (ii) The Revolving Credit Commitments shall automatically reduce by the aggregate principal amount of each prepayment of Revolving Credit Loans made as required by Section 2.09(b), 2.09(c), 2.09(d) or 2.09(e) hereof.

                  (iii) The Revolving Credit Commitments shall automatically reduce by the amount of any prepayment of Revolving Credit Loans that would have been required to have been made pursuant to Section 2.09(b), 2.09(c), 2.09(d) or 2.09(e) hereof but for the provisions of Section 2.09(g) hereof.

                  (iv) If any event of the type described in Section 2.09(b), 2.09(c), 2.09(d) or 2.09(e) hereof occurs on any date when no Loans are outstanding and the Revolving Credit Commitments are in effect, then on such date the Revolving Credit Commitments shall automatically reduce by an amount equal to the aggregate principal amount of the Loans that would have been required to have been repaid had Loans been outstanding on such date in a principal amount equal to the aggregate amount of the Revolving Credit Commitments in effect on such date.

                  (v) The Revolving Credit Commitments shall automatically reduce to (x) $195,000,000 at the opening of business on the Quarterly Date occurring in December, 2000, (y) $155,000,000 at the opening of business on the Quarterly Date occurring in December, 2001 and (z) $115,000,000 at the opening of business on the Quarterly Date occurring in December, 2002, PROVIDED that, if at the opening of business on any such Quarterly Date the amount of the Revolving Credit Commitments then in effect is equal to or less than the respective amount specified above, no further reductions in the Revolving Credit Commitments as of such date shall be required pursuant to this Section 2.03(b)(v).

                  (c)    EFFECT  OF  COMMITMENT  REDUCTIONS.  Commitments   once
terminated or reduced may not be reinstated.

                  2.04 COMMITMENT FEES. The Borrower shall pay to the Agent for account of each Bank having a PAD Commitment a commitment fee on the daily average unused amount of such Bank's PAD Commitment, for the period from and including such date as shall be agreed between such Bank and the Borrower to but excluding the earlier of the date such PAD Commitment is terminated or expires, at a rate per annum equal to 3/8 of 1%, except that for any day on which the Total Debt Ratio is less than 4.50 to 1, commitment fees payable by the Borrower hereunder




                                CREDIT AGREEMENT
in respect of the PAD Commitments shall be calculated at a rate per annum equal to 1/4 of 1% (PROVIDED that no reduction in commitment fee pursuant to this sentence shall be effective earlier than the date three Business Days after the date the Agent receives a certificate of the Borrower as to the related reduction in the Total Debt Ratio and specifically requesting such reduction in such commitment fee). The Borrower shall pay to the Agent for account of each Revolving Credit Bank a commitment fee on the daily average unused amount of such Bank's Revolving Credit Commitment, for the period from and including the Effective Date to but excluding the earlier of the date such Commitment is terminated or expires, at a rate per annum equal to 3/8 of 1%, except that for any day on which the Total Debt Ratio is less than 4.50 to 1, commitment fees payable by the Borrower hereunder in respect of the Revolving Credit Commitments shall be calculated at a rate per annum equal to 1/4 of 1% (PROVIDED that no reduction in commitment fee pursuant to this sentence shall be effective earlier than the date three Business Days after the date the Agent receives a certificate of the Borrower as to the related reduction in the Total Debt Ratio and specifically requesting such reduction in such commitment fee). Accrued commitment fees shall be payable on each Quarterly Date, commencing with the first Quarterly Date after the Effective Date, in arrears and on the earlier of the date the related Commitments are terminated or expire. Notwithstanding the foregoing, as of the Effective Date the commitment fees with respect to the Revolving Credit Commitments shall be determined on the basis of the Total Debt Ratio as of the Effective Date as set forth in the certificate furnished pursuant to Section 6.01(g) hereof.

                  2.05 LENDING OFFICES. The Loans of each Type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Loans of such Type.

                  2.06 SEVERAL OBLIGATIONS; REMEDIES INDEPENDENT. The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but neither any Bank nor the Agent shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank. The amounts payable by the Borrower at any time hereunder and under the Notes to each Bank shall be, as between the Borrower on the one hand and such Bank on the other hand, a separate and independent debt and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes; PROVIDED that this
Section 2.06 shall not be construed




                                CREDIT AGREEMENT
to permit acceleration of the Loans or cancellation of the Commitments by any Bank except in accordance with Section 9 hereof or as otherwise expressly permitted by the terms hereof.

                  2.07   EVIDENCE OF DEBT.

                  (a) Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Bank resulting from each Loan made or continued hereunder by such Bank, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder.

                  (b) The Agent shall maintain accounts in which it shall record (i) the amount of each Loan made or continued hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Bank hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Banks and each Bank's share thereof.

                  (c) The entries made in the accounts maintained pursuant to paragraph (a) or (b) of this Section 2.07 shall be PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Bank or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (d) Any Bank may request that Loans made or continued by it hereunder be evidenced by a promissory note(s). In such event, the Borrower, at its own expense, shall prepare, execute and deliver to such Bank a promissory note(s) payable to the order of such Bank (or, if requested by such Bank, to such Bank and its registered assigns) and substantially in the form of Exhibit E-1, E-2, E-3, E-4 or E-5, as appropriate, and such note(s) shall be evidence of such Loans (and all amounts payable in respect thereof).

                  2.08   CONVERSION   OR   CONTINUATION   OF   LOANS;   OPTIONAL
PREPAYMENTS.

                  (a) CONVERSION OR CONTINUATION. Subject to Section 4.04 hereof, the Borrower shall have the right to Convert Loans of one Type into Loans of the other Type or to Continue Loans of one Type as Loans of the same Type, at any time or from time to time; PROVIDED that: (i) the Borrower shall give the Agent notice of each such Conversion or Continuation as provided




                                CREDIT AGREEMENT
in Section 4.05 hereof; and (ii) Eurodollar Loans may be Converted only on the last day of an Interest Period for such Loans.

                  (b) OPTIONAL PREPAYMENTS. Subject to Section 4.04 hereof, the Borrower shall have the right to prepay Loans in whole or in part without premium or penalty (but subject to the penultimate sentence of Section 3.02 hereof) at any time or from time to time; PROVIDED that: (i) the Borrower shall give the Agent notice of each such prepayment as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder); (ii) Eurodollar Loans may be prepaid at any time and from time to time, PROVIDED that the Borrower pays any amounts owing under Section 5.05 hereof in the event of any such prepayment on a date other than the last day of an Interest Period for such Loans; and (iii) unless such prepayment is being made pursuant to Section 2.08(c) or 2.08(d), each such prepayment shall, at the option of the Borrower, be applied to the prepayment of Revolving Credit Loans, Term Loans, and/or PAD Loans (the amount of the Loans of each Class and Series of Loans so prepaid to be applied ratably to the installments of such Loans then outstanding).

                  (c) TERM LOAN AND PAD LOAN OPTIONAL PREPAYMENTS. On any any Business Day (the "PREPAYMENT DATE") occurring in any calendar year, the Borrower shall have the right to prepay in whole but not in part without premium or penalty (but subject to the penultimate sentence of Section 3.02 hereof) the one or two quarterly installments of principal of all Term Loans and PAD Loans that are scheduled to be paid on the first and/or second (as the case may be) Principal Payment Dates immediately following the Prepayment Date; PROVIDED that: (i) the Borrower shall give the Agent notice of each such prepayment as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder) and a certificate of a Senior Officer with respect to each such prepayment, which notice shall specify that such prepayment is being made pursuant to this
Section 2.08(c) and which certificate shall be in form and detail satisfactory to the Agent and shall specify the amount of the Term Loans and PAD Loans to be prepaid pursuant to this Section 2.08(c) and shall contain a calculation of interest thereon to be paid as required by the penultimate sentence of Section
3.02 hereof; (ii) Euro- dollar Loans may be prepaid at any time and from time to time, provided that the Borrower pays any amounts owing under Section 5.05 hereof in the event of any such prepayment on a date other than the last day of an Interest Period for such Loans; (iii) the amount so prepaid (the "PREPAYMENT AMOUNT") shall be equal to the




                                CREDIT AGREEMENT
aggregate principal amount of all Term Loans and all PAD Loans scheduled to be paid on the first and/or second (as the case may be) Principal Payment Dates immediately following the Prepayment Date PLUS accrued interest on such Loans through the Prepayment Date (it being understood that if the Agent shall receive an amount more than the Prepayment Amount, then the amount of such prepayment in excess of the Prepayment Amount shall be deemed to have been a prepayment of Term Loans and PAD Loans made pursuant to Section 2.08(b) hereof); and (iv) the Borrower may make only one prepayment pursuant to this Section 2.08(c) during any calendar year.

                  (d) ESTIMATED EXCESS CASH FLOW. The Borrower shall have the right to prepay without premium or penalty (but subject to the penultimate sentence of Section 3.02 hereof) the amount the Borrower reasonably estimates will be payable pursuant to Section 2.09(d) hereof on the next date for such prepayment specified in said Section 2.09(d) (the "REQUIRED PREPAYMENT DATE"); PROVIDED that: (i) the Borrower shall give the Agent notice of each such prepayment as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder) and a certificate of a Senior Officer with respect to each such prepayment, which notice shall specify that such prepayment is being made pursuant to this Section 2.08(d) and which certificate shall be in form and detail satisfactory to the Agent and shall contain a calculation of estimated Excess Cash Flow computed with respect to the related Required Prepayment Date and prepaid pursuant to this Section 2.08(d); (ii) Eurodollar Loans may be prepaid at any time and from time to time, provided that the Borrower pays any amounts owing under Section 5.05 hereof in the event of any such prepayment on a date other than the last day of an Interest Period for such Loans; (iii) each such prepayment shall be applied in the manner provided in said Section 2.09(d);
(iv) the Borrower may make only one prepayment pursuant to this Section 2.08(d) during any calendar year; and (v) if the actual amount of the Loans that would otherwise have been required to be prepaid pursuant to said Section 2.09(d) on the Required Prepayment Date determined in accordance with said Section 2.09(d) shall exceed the estimated amount paid by the Borrower pursuant to this Section 2.08(d), then the Borrower shall make a prepayment in an amount equal to such excess in accordance with said Section 2.09(d) on or before the Required Prepayment Date (it being understood that if such estimated amount exceeds such actual amount, the Borrower shall not be entitled to any refund with respect to such excess and such excess shall be applied to the prepayment of the next Scheduled Payment or, if the Term Loans and PAD Loans shall have been paid in full, to





                                CREDIT AGREEMENT
the repayment of Revolving Credit Loans and the reduction of the Revolving Credit Commitments).

                  2.09   MANDATORY PREPAYMENTS.

                  (a) REVOLVING CREDIT COMMITMENT REDUCTIONS. If, after giving effect to any termination or reduction of the Revolving Credit Commitments pursuant to Section 2.03 hereof, the aggregate unpaid principal amount of the Revolving Credit Loans exceeds the aggregate amount of the Revolving Credit Commitments as then in effect, the Borrower shall prepay
Revolving Credit Loans on the date of such termination or reduction in an aggregate amount equal to the amount of such excess.

                  (b) DISPOSITIONS. If, at any time or from time to time, the Borrower or any of its Subsidiaries shall receive Net Proceeds from any Disposition (other than any Disposition permitted under clauses (i), (ii), (v) and (vi) of Section 8.05(c) hereof, but, in the case of said clause (ii), only to the extent such Net Proceeds are applied (or are committed to be applied) by the Borrower or such Subsidiary within 90 days of such Disposition to purchase like Property to be used in the ordinary course of its business), the Borrower shall, within 240 days after receipt of such Net Proceeds (subject to the proviso below, if such proceeds have not been applied by such 240th day, then on such 240th day) unless the Borrower shall have used all or a portion of such proceeds to consummate an Acquisition, apply or cause to be applied (as provided in Section 2.09(f) hereof) to the prepayment of principal of the Loans an amount equal to the lesser of (i) the amount of such Net Proceeds or (ii) the amount thereof remaining after the consummation of such Acquisition; PROVIDED that if on such 240th day such proceeds have not been so used but the Borrower or any of its Subsidiaries shall have entered into an agreement with respect to an Acquisition, then, within 90 days thereafter, the Borrower or such Subsidiary may use all or a portion of such Net Proceeds (but not in excess of the aggregate amount of all cash consideration and all cash costs and expenses in respect of such Acquisition) to consummate such Acquisition, and any portion of such Net Proceeds not so used shall be applied to prepay the Loans as provided herein; and, PROVIDED FURTHER that the Borrower shall have no obligations to make any such application in respect of the Net Proceeds received in respect of any single Disposition unless and until the aggregate amount of all Net Proceeds received in respect of all Dispositions effected on and after the Effective Date exceeds $2,000,000, in which case an amount equal to the amount of such excess shall be so applied.





                                CREDIT AGREEMENT

                  (c) CASUALTY EVENTS. Within two Business Days after receipt of any proceeds by the Borrower or any of its Subsidiaries in respect of any Casualty Event affecting any Property of the Borrower or any of its Subsidiaries (except to the extent such proceeds are to be applied (or are committed to be applied) within 180 days after the date of receipt of such proceeds towards the repair, reconstruction or replacement of such Property, and if such proceeds have not been so utilized by such 180th day, then on such 180th day) the Borrower shall apply, or cause to be applied, an amount equal to the Net Proceeds of such Casualty Event or such unutilized portion thereof (as provided in Section 2.09(f) hereof), to prepay principal of the Loans, PROVIDED that the Borrower shall have no obligation to make any such application in respect of the Net Proceeds received in respect of any single Casualty Event unless the amount of such Net Proceeds exceeds $50,000, in which case an amount equal to the full amount received shall be so applied.

                  (d) EXCESS CASH FLOW. Not later than five Business Days after receipt by the Agent of the annual consolidated financial statements of the Borrower and its Subsidiaries to be delivered by the Borrower pursuant to
Section 8.01(b) hereof (or, if such consolidated financial statements are not received by the last day on which they are required to be delivered, not later than five Business Days after the last day on which such financial statements are required by said Section 8.01(b) to be so delivered) in respect of each fiscal year of the Borrower (commencing with fiscal year 1999), the Borrower shall apply an amount equal to 50% of Excess Cash Flow for such fiscal year or the excess of such amount over the estimated Excess Cash Flow prepayment for such fiscal year made pursuant to Section 2.08(d) hereof (as provided in Section 2.09(f) hereof) to the prepayment of principal of the Loans; PROVIDED that the Borrower shall not be required to make any prepayment under this Section 2.09(d) with respect to any fiscal year if, as of the last day of such fiscal year, the Total Debt Ratio is less than 3.0 to 1 (as demonstrated in the Compliance Certificate delivered under Section 8.01 hereof accompanying the audited consolidated financial statements of the Borrower as of the end of and for such fiscal year).

                  (e) EQUITY ISSUANCES AND SUBORDINATED DEBT. Not later than 240 days after receipt by the Borrower of Net Proceeds of any Equity Issuance (other than the proceeds of the Borrower's initial public offering received as of the Effective Date and applied as contemplated by Section 6.01(f) hereof) or the issuance or incurrence of any Subordinated Debt permitted under Section 8.07(g) hereof after the Effective Date (and, subject to the proviso below, if such proceeds have not been applied by such




                                CREDIT AGREEMENT

240th day, then on such 240th day) unless the Borrower shall have used all or a portion of such proceeds to consummate an Acquisition, the Borrower shall apply or cause to be applied (as provided in Section 2.09(f) hereof) to the prepayment of principal of the Loans an amount equal to the lesser of (i) the amount of such Net Proceeds or (ii) the amount thereof remaining after the consummation of such Acquisition; PROVIDED that if on such 240th day such proceeds have not been so used but the Borrower or any of its Subsidiaries shall have entered into an agreement with respect to an Acquisition, then, within 90 days thereafter, the Borrower or such Subsidiary may use all or a portion of such proceeds (but not in excess of the aggregate amount of all cash consideration and all cash costs and expenses in respect of such Acquisition) to consummate such Acquisition, and any portion of such proceeds not so used shall be applied to prepay the Loans as provided herein.

                  (f) APPLICATION OF PAYMENTS. Prepayments of Loans made pursuant to clauses (b), (c), (d) and (e) of this Section 2.09 shall be applied, first, to the Term Loans and PAD Loans pro rata in accordance with the respective aggregate principal amounts of the Loans of such Classes and, with respect to PAD Loans, pro rata in accordance with the aggregate principal amounts of the PAD Loans of each Series (the amount of the Loans of each such Class and Series so prepaid to be applied ratably to the installments of such Loans then outstanding) and, if the Term Loans and PAD Loans shall have been paid in full, to the Revolving Credit Loans.

                  (g)    LIMITATIONS ON PREPAYMENTS OF LOANS.    Notwithstanding
anything in this Section 2.09 to the contrary:

                  (i) if any Permitted Additional Debt is outstanding at the time any prepayment of Loans is required to be made pursuant to paragraph (b), (c), (d) or (e) above, then the maximum amount of Net Proceeds or Excess Cash Flow, as the case may be, that shall be required to be applied to the prepayment of the Loans and the reduction of the Revolving Credit Commitments pursuant to said paragraph (b),
         (c), (d) or (e) at such time shall be equal to (x) the product (the "ADJUSTED AMOUNT") of (I) the amount of Net Proceeds or Excess Cash Flow, as the case may be, that would otherwise be required to be so applied but for the provisions of this Section 2.09(g)(i) (the "ORIGINAL AMOUNT") MULTIPLIED BY (II) a fraction, the numerator of which is the sum of the aggregate outstanding principal amount of the Loans and the unused amount of the Revolving Credit Commitments at such time and the denominator of which is the sum of the aggregate outstanding principal amount of the Loans, the




                                CREDIT AGREEMENT
         unused Revolving Credit Commitments and the aggregate outstanding principal amount of Permitted Additional Debt at such time PLUS (y) the amount, if any, by which (I) the Original Amount MINUS the Adjusted Amount EXCEEDS (II) the amount of any prepayment of Permitted Additional Debt that is required to be made simultaneously with the prepayment of the Loans pursuant to paragraph (b), (c), (d) or (e) of this Section 2.09; and

                  (ii) no prepayment of Revolving Credit Loans pursuant to any of paragraph (b), (c), (d), (e) or (f) above shall be required to be made except to the extent that on the date such prepayment is required to be made the amount otherwise required to be prepaid exceeds the aggregate unused amount of the Revolving Credit Commitments in effect on such date.

                  (h) NOTICE; DELIVERY OF CERTIFICATE. The Borrower shall give notice to the Agent of each prepayment pursuant to this Section 2.09 in the same manner and at the same time as is required for any optional prepayment pursuant to Section 2.08 hereof. At the time it makes any prepayment of the Loans as required by paragraph (b), (c), (d), (e) or (f) above or, if no prepayment of the Loans is required by paragraph (e) above, at the time it receives Net Proceeds of any Equity Issuance, the Borrower will deliver to the Agent a certificate of a Senior Officer, in form and detail satisfactory to the Agent, containing calculations of Excess Cash Flow or Net Proceeds or the Total Debt Ratio in respect of, or after giving effect to, the related Disposition, Casualty Event or Equity Issuance, as the case may be, and any deductions therefrom in respect of amounts that are not required to be prepaid pursuant to this Section 2.09, and specifying the amount of each such prepayment or, if no prepayment of Loans is required by paragraph (e) or (g) above, specifying that no prepayment of the Loans is required and also specifying the amount of the reduction pursuant to Section 2.03(b) hereof, if any, in the Revolving Credit Commitments.


                  Section 3.  PAYMENTS OF PRINCIPAL AND INTEREST.

                  3.01  REPAYMENT OF LOANS.

                  (a) The Borrower hereby promises to pay to the Agent for account of each Term Loan Bank the aggregate principal amount of the Term Loans held by such Bank in twenty-three consecutive quarterly installments payable on the Principal Payment Dates, the aggregate principal amount to be paid on each Principal Payment Date in respect of all Term Loans held by all Term Loan Banks to be in the amount specified below:




                                CREDIT AGREEMENT

                  Principal Payment Date             Aggregate Amount
                       OCCURRING IN:                    OF PAYMENT
                  ----------------------             ------------------

                  June 1997                              $10,000,000
                  September 1997                         $10,000,000
                  December 1997                          $10,000,000
                  March 1998                             $13,000,000
                  June 1998                              $13,000,000
                  September 1998                         $13,000,000
                  December 1998                          $13,000,000
                  March 1999                             $14,937,500
                  June 1999                              $14,937,500
                  September 1999                         $14,937,500
                  December 1999                          $14,937,500
                  March 2000                             $16,937,500
                  June 2000                              $16,937,500
                  September 2000                         $16,937,500
                  December 2000                          $16,937,500
                  March 2001                             $18,937,500
                  June 2001                              $18,937,500
                  September 2001                         $18,937,500
                  December 2001                          $18,937,500
                  March 2002                             $17,750,000
                  June 2002                              $17,750,000
                  September 2002                         $17,750,000
                  December 2002                          $17,750,000

                  (b) The Borrower hereby promises to pay to the Agent for account of each Revolving Credit Bank the full outstanding principal amount of such Bank's Revolving Credit Loans, and each of such Bank's Revolving Credit Loans shall mature, on the Revolving Credit Commitment Termination Date.

                  (c) The Borrower hereby promises to pay to the Agent for account of each NEN Acquisition Loan Bank the aggregate principal amount of the NEN Acquisition Loans held by such Bank in twenty-five consecutive quarterly installments payable on the Principal Payment Dates, the aggregate principal amount to be paid on each Principal Payment Date in respect of all NEN Acquisition Loans held by all NEN Acquisition Loan Banks to be in the amount specified below:

                  Principal Payment Date             Aggregate Amount
                     OCCURRING IN/ON:                   OF PAYMENT
                  ----------------------             -----------------

                       June 1997                         $  742,500
                       September 1997                    $  742,500
                       December 1997                     $  742,500
                       March 1998                        $  907,500




                                CREDIT AGREEMENT

                       June 1998                         $  907,500
                       September 1998                    $  907,500
                       December 1998                     $  907,500
                       March 1999                        $1,072,500
                       June 1999                         $1,072,500
                       September 1999                    $1,072,500
                       December 1999                     $1,072,500
                       March 2000                        $1,237,500
                       June 2000                         $1,237,500
                       September 2000                    $1,237,500
                       December 2000                     $1,237,500
                       March 2001                        $1,361,250
                       June 2001                         $1,361,250
                       September 2001                    $1,361,250
                       December 2001                     $1,361,250
                       March 2002                        $1,402,500
                       June 2002                         $1,402,500
                       September 2002                    $1,402,500
                       December 2002                     $1,402,500
                       March 2003                        $1,897,500
                       May 5, 2003                       $1,897,500

                  (d) The Borrower hereby promises to pay to the Agent for account of each New Britain Acquisition Loan Bank the aggregate principal amount of the New Britain Acquisition Loans held by such Bank in twenty-five consecutive quarterly installments payable on the Principal Payment Dates, the aggregate principal amount to be paid on each Principal Payment Date in respect of all New Britain Acquisition Loans held by all New Britain Acquisition Loan Banks to be in the amount specified below:

                  Principal Payment Date             Aggregate Amount
                     OCCURRING IN/ON:                   OF PAYMENT
                  ----------------------             -----------------

                         March 1997                       $292,500
                         June 1997                        $292,500
                         September 1997                   $292,500
                         December 1997                    $292,500
                         March 1998                       $357,500
                         June 1998                        $357,500
                         September 1998                   $357,500
                         December 1998                    $357,500
                         March 1999                       $422,500
                         June 1999                        $422,500
                         September 1999                   $422,500
                         December 1999                    $422,500
                         March 2000                       $487,500
                         June 2000                        $487,500




                                CREDIT AGREEMENT

                         September 2000                   $487,500
                         December 2000                    $487,500
                         March 2001                       $536,250
                         June 2001                        $536,250
                         September 2001                   $536,250
                         December 2001                    $536,250
                         March 2002                       $552,500
                         June 2002                        $552,500
                         September 2002                   $552,500
                         December 2002                    $552,500
                         March 2003                       $552,500
                         May 1, 2003                      $942,500

                  (e) The Borrower hereby promises to pay to the Agent for the account of each Bank holding PAD Loans (other than NEN Acquisition Loans and New Britain Acquisition Loans) the aggregate principal amount of such Loans held by such Bank on such days and at such times as shall be agreed by such Bank and the Borrower, PROVIDED that if the proceeds (or any part of the proceeds) of such Loans are to be used to finance Permitted Acquisitions, the Borrower shall not, except upon the acceleration of such Loans following an Event of Default, agree or be contractually obligated to repay such Loans more quickly than would be permitted by Section 8.07(e)(i) hereof if such Loans were Permitted Additional Debt.

                  3.02 INTEREST. The Borrower hereby promises to pay to the Agent for account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                  (a) during such periods such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) PLUS the Applicable Margin; and

                  (b) during such periods such Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan for such Interest Period PLUS the Applicable Margin.

Notwithstanding the foregoing, (x) upon the occurrence and during the continuance of an Event of Default specified in clause (a) of Section 9 hereof arising by reason of a failure to pay principal of or interest on any of the Loans, the Borrower will (to the fullest extent permitted by the law of the State of New York) pay to the Agent for account of each Bank interest at the applicable Post-Default Rate on the full outstanding principal amount of




                                CREDIT AGREEMENT
each of such Bank's Loans (whether or not due and payable) and (y) upon the occurrence and during the continuance of an Event of Default specified in said clause (a) arising by reason of a failure to pay any other amount, the Borrower will (to the fullest extent permitted by the law of the State of New York) pay to the Agent for account of the Agent or any Bank to which such amount is owed interest on such amount at the applicable Post- Default Rate. Accrued interest on each Loan shall be payable (i) in the case of each Base Rate Loan, quarterly on the Quarterly Dates, commencing with the first Quarterly Date occurring after the Effective Date, (ii) in the case of each Eurodollar Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three month intervals following the first day of such Interest Period, and (iii) in the case of each Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of the other Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall give notice thereof to the Banks to which such interest is payable and the Borrower.


                  Section 4.  PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

                  4.01   PAYMENTS.

                  (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement, the Notes and the other Credit Documents shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent at an account designated by the Agent, not later than 11:00 a.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

                  (b) Any Bank for whose account any such payment is to be made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower with such Bank (with notice to the Borrower and the Agent, PROVIDED that the failure of such Bank to so notify the Borrower and the Agent shall not affect the validity of the actions taken by such Bank as permitted by this paragraph
(b)).





                                CREDIT AGREEMENT

                  (c) The Borrower shall, at the time of making each payment under this Agreement or any Note for account of any Bank, specify to the Agent (which shall notify the intended recipients thereof) the Loans or other amounts payable by the Borrower hereunder to which such payment is to be applied in which case such payment shall, subject to Section 4.02 hereof and unless an Event of Default shall have occurred and be continuing, be applied as so specified (and in the event that the Borrower fail to so specify, or if an Event of Default has occurred and is continuing, the Agent may distribute such payment to the Banks and/or the other Person(s) to which amounts are payable by the Borrower hereunder in such manner as the Majority Banks or, in the absence of instructions from the Majority Banks, the Agent may determine to be appropriate, subject to Section 4.02 hereof).

                  (d) Each payment received by the Agent under this Agreement or any Note for account of a Bank shall be paid promptly to such Bank in immediately available funds, for account of such Bank's Applicable Lending Office for the Loan in respect of which such payment is made.

                  (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such payment shall be made on the immediately preceding Business Day.

                  4.02 PRO RATA TREATMENT. Except to the extent otherwise provided herein: (a) each payment of commitment fees under Section 2.04 hereof in respect of Commitments of a particular Class and Series shall be made for account of the relevant Banks, and each termination or reduction of the amount of the Commitments of a particular Class and Series under Section 2.03 hereof shall be applied to the respective Commitments of such Class and Series of the relevant Banks, pro rata according to the amounts of their Commitment Percentages; (b) the making, Conversion and Continuation of Revolving Credit Loans, Term Loans or PAD Loans of a particular Series of a particular Type (other than Conversions provided for by Section 5.04 hereof) shall be made pro rata among the relevant Banks according to the amounts of their respective Commitment Percentages and Eurodollar Loans of a particular Class and Series made, Converted or Continued on the same day but having different Interest Periods shall be allocated pro rata among the relevant Banks according to the amounts of such Loans respectively held by such Banks; (c) each payment or prepayment of Revolving Credit Loans, Term Loans or PAD Loans of a particular Series by the Borrower shall be made for account of the relevant Banks pro rata in accordance with the respective unpaid principal amounts of such Loans held by the relevant Banks; and (d) each payment of interest on Revolving




                                CREDIT AGREEMENT

Credit Loans, Term Loans or PAD Loans of a particular Series shall be made for account of the relevant Banks pro rata in accordance with the amounts of the interest on such Loans then due and payable to such Banks.

                  4.03 COMPUTATIONS. Interest on Eurodollar Loans and commitment fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable and interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, interest on Base Rate Loans determined by reference to the Federal Funds Rate shall be computed on the basis of a year of 360 days.

                  4.04 MINIMUM AMOUNTS. Except for Conversions made pursuant to Section 5.04 hereof and prepayments made pursuant to Section 2.08(d) or 2.09 hereof, each borrowing, Conversion, Continuation and prepayment of principal of
(a) Base Rate Loans shall be in an amount equal to $2,000,000 or a multiple of $1,000,000 ($500,000 in the case of PAD Loans of each Series) in excess thereof and (b) Eurodollar Loans shall be in an amount equal to $5,000,000 ($1,000,000 in the case of PAD Loans of each Series) or a multiple of $1,000,000 ($500,000 in the case of PAD Loans of each Series) in excess thereof (borrowings, Conversions, Continuations or prepayments of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions, Continuations and prepayments for purposes of the foregoing, one for each Type or Interest Period). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of Eurodollar Loans having the same Interest Period shall be at least equal to $5,000,000 ($1,000,000 in the case of PAD Loans of each Series) and, if any Eurodollar Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period.

                  4.05 CERTAIN NOTICES. Notices by the Borrower to the Agent of terminations or reductions of Commitments, of borrowings, Conversions, Continuations and prepayments of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Agent not later than 10:00 a.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:





                                CREDIT AGREEMENT

                                                          NUMBER OF
                           NOTICE                     BUSINESS DAYS PRIOR
                         ----------                   -------------------

                  Termination or
                  reduction of Commitments                     2

                  Borrowing or prepayment of,
                  or Conversion into,
                  Base Rate Loans (other than
                  any such borrowing on the
                  Effective Date)                              1

                  Borrowing of Base Rate
                  Loans on the Effective
                  Date                                      same day

                  Borrowing or prepayment of,
                  Conversion into,
                  Continuation as, or
                  duration of Interest Period
                  for, Eurodollar Loans                        3

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 4.04 hereof) and Type of the Loans to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Each such notice of borrowing or Continuation of, or Conversion into, a Eurodollar Loan shall specify the duration of the Interest Period therefor. The Agent shall promptly notify the Banks of the contents of each such notice. In the event that the Borrower fail to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan, within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

                  4.06 NON-RECEIPT OF FUNDS BY THE AGENT. Unless the Agent shall have been notified by a Bank or the Borrower (the "PAYOR") prior to the date on which the Payor is to make payment to the Agent of (in the case of a Bank) the proceeds of a Loan to be made by such Bank hereunder or (in the case of the Borrower) a payment to the Agent for account of one or more of the Banks hereunder (such payment being herein called the "REQUIRED




                                CREDIT AGREEMENT

PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "ADVANCE DATE") such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, PROVIDED that if neither the recipient(s) nor the Payor shall return the Required Payment to the Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

                  (i) if the Required Payment shall represent a payment to be made by the Borrower to the Banks, the Borrower and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (and, in case the recipient(s) shall return the Required Payment to the Agent, without limiting the obligation of the Borrower under Section
         3.02 hereof to pay interest to such recipient(s) at the Post-Default Rate in respect of the Required Payment) and

             (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Banks to the Borrower, the Payor and the Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the rate of interest provided for such Required Payment pursuant to Section 3.02 hereof (and, in case the Borrower shall return the Required Payment to the Agent, without limiting any claim the Borrower may have against the Payor in respect of the Required Payment).

                  4.07  SHARING OF PAYMENTS, ETC.

                  (a) The Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it for




                                CREDIT AGREEMENT
account of the Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Bank's Loans, or any other amount payable to such Bank hereunder, which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Agent thereof, PROVIDED that such Bank's failure to give such notice shall not affect the validity thereof.

                  (b) (i) At any time and from time to time prior to the time that all of the Loans are declared or become due and payable pursuant to Section 9 hereof and all of the Commitments hereunder are terminated pursuant to said
Section 9, if any Bank shall obtain payment of any principal of or interest on any Loan of any Class and Series made by it to the Borrower under this Agreement or payment of any other amount relating to the Loans or Commitments of such Class and Series under this Agreement or any other Credit Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Bank shall have received a greater percentage of the principal of or interest on the Loans or Commitments of such Class and Series or such other amounts relating to the Loans of such Class and Series then due hereunder by the Borrower to such Bank than the percentage received by any other Banks, it shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans of such Class and Series made by such other Banks (or in interest due thereon, as the case may be) or such other amounts relating to the Loans or Commitments of such Class and Series, respectively, in such amounts and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans of such Class and Series held by each of the Banks or such other amounts relating to the Loans or Commitments of such Class and Series owing to each of the Banks. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                  (ii) At any time from and after the time that all of the Loans are declared or become due and payable pursuant to Section 9 hereof and all of the Commitments hereunder are terminated pursuant to said Section 9, if any Bank shall obtain payment of any principal of or interest on any Loan made by it to the Borrower under this Agreement or payment of any other amount




                                CREDIT AGREEMENT
under this Agreement or any other Credit Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Bank shall have received a greater percentage of the principal of or interest on the Loans or such other amounts then due hereunder by the Borrower to such Bank than the percentage received by any other Banks, it shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans made by such other Banks (or in interest due thereon, as the case may be) or such other amounts, respectively, in such amounts and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Banks or such other amounts owing to each of the Banks. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                  (c) The Borrower agrees that any Bank so purchasing a participation (or direct interest) in the Loans made by other Banks (or in interest due thereon, as the case may be) may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation.

                  (d) Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.


                  Section 5.  YIELD PROTECTION AND ILLEGALITY.

                  5.01  ADDITIONAL COSTS.

                  (a) The Borrower shall pay directly to each Bank from time to time such amounts as such Bank may determine to be




                                CREDIT AGREEMENT
necessary to compensate it for any costs which such Bank determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), resulting from any Regulatory Change which:

                  (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on or measured by the overall net income of such Bank or of its Applicable Lending Office for any of such Loans by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or

             (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof), or any commitment of such Bank (including the Commitments of such Bank hereunder); or

            (iii) imposes any other condition affecting this Agreement or its Notes (or any of such extensions of credit or liabilities) or Commitments.

                  If any Bank requests compensation from the Borrower under this
Section 5.01(a), the Borrower may, by notice to such Bank (with a copy to the Agent), suspend the obligation of such Bank to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable).

                  (b) Without limiting the effect of the provisions of Section 5.01(a) hereof, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of




                                CREDIT AGREEMENT
liabilities or assets which it may hold, then, if such Bank so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Bank to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable).

                  (c) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Borrower shall pay directly to each Bank from time to time on request such amounts as such Bank may determine to be necessary to compensate such Bank for any costs which it determines are attributable to the maintenance by such Bank (or any Applicable Lending Office), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority, of capital in respect of its Commitments or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Bank (or any Applicable Lending Office) to a level below that which such Bank (or any Applicable Lending Office) could have achieved but for such law, regulation, interpretation, directive or request).

                  (d) Each Bank will notify the Borrower of any event occurring after the date of this Agreement that will entitle such Bank to compensation under paragraph (a) or (c) of this Section 5.01 as promptly as practicable, but in any event within 60 days, after such Bank obtains actual knowledge thereof; PROVIDED, however, that if any Bank fails to give such notice within 60 days after it obtains actual knowledge of such an event, such Bank shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section
5.01 for costs incurred from and after the date 60 days prior to the date that such Bank does give such notice; and PROVIDED, FURTHER, that each Bank will designate a different Applicable Lending Office for the Loans of such Bank affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, except that such Bank shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Bank will furnish to the Borrower a certificate setting forth the basis and amount of each request by such Bank




                                CREDIT AGREEMENT

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                                     - 60 -



for compensation under paragraph (a) or (c) of this Section 5.01. Determinations and allocations by any Bank for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) or (b) hereof, or of the effect of capital maintained pursuant to Section 5.01(c) hereof, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Bank under this Section 5.01, shall be conclusive, PROVIDED that such determinations and allocations are made on a reasonable basis.

                  5.02 LIMITATION ON TYPES OF LOANS. Anything herein to the contrary notwithstanding, if, on or prior to the determination of the Eurodollar Base Rate for any Interest Period:

                  (a) the Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

                  (b) if the related Loans are Revolving Credit Loans, the Majority Revolving Credit Banks or, if the related Loans are Term Loans, the Majority Term Loan Banks (determined, solely for the purposes of this Section 5.02(b), as if no PAD Loans or PAD Loan Commitments were outstanding) or, if the related Loans are PAD Loans of a particular Series, Banks holding at least 60% of the aggregate outstanding principal amount of the PAD Loans of such Series determine (which determination shall be conclusive) and notify the Agent that the relevant rates of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Banks of making or maintaining Eurodollar Loans for such Interest Period;

then the Agent shall give the Borrower and each of the Banks which are to make or hold such Loans prompt notice thereof, and so long as such condition remains in effect, such Banks shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans held by such Banks, either prepay such Eurodollar Loans or Convert such Eurodollar Loans into Base Rate Loans in accordance with Section 2.08 hereof.




                                CREDIT AGREEMENT

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                                     - 61 -




                  5.03 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder, then such Bank shall promptly notify the Borrower thereof (with a copy to the Agent) and such Bank's obligation to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended until such time as such Bank may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable).

                  5.04 TREATMENT OF AFFECTED LOANS. If the obligation of any Bank to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans is suspended pursuant to Section 5.01 or 5.03 hereof, such Bank's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Loans (or, in the case of a Conversion effected as permitted by Section 5.01(b) or 5.03 hereof, on such earlier date as such Bank may specify to the Borrower with a copy to the Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof which gave rise to such Conversion no longer exist:

                  (a) to the extent that such Bank's Eurodollar Loans of any Class have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Bank's Eurodollar Loans of such Class shall be applied instead to its Base Rate Loans of such Class; and

                  (b) all Loans which would otherwise be made or Continued by such Bank as Eurodollar Loans shall be made or Converted and Continued instead as Base Rate Loans and all Base Rate Loans of such Bank which would otherwise be Converted into Eurodollar Loans shall be made as or shall remain as Base Rate Loans.

If such Bank gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 5.01 or 5.03 hereof which gave rise to the Conversion of such Bank's Eurodollar Loans of any Class pursuant to this Section
5.04 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans of such Class held by other Banks are outstanding, such Bank's Base Rate Loans of such Class shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans of such Class held by such Banks and by such Bank are held pro rata (as to principal




                                CREDIT AGREEMENT

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                                     - 62 -



amounts, Types and Interest Periods) in accordance with their respective Commitments.

                  5.05 COMPENSATION. The Borrower shall pay to the Agent for account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense which such Bank determines are attributable to:

                  (a) any payment, prepayment (including any mandatory prepayment) or Conversion of a Eurodollar Loan made by such Bank for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9 hereof but excluding any prepayment made as of the Effective Date) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Borrower for any reason (including, without limitation, the failure of any of the conditions precedent specified in Section 6 hereof to be satisfied) to borrow a Eurodollar Loan from such Bank on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 hereof or to Convert a Base Rate Loan into a Eurodollar Loan on the date for such Conversion, or to Continue a Eurodollar Loan on the date for such Continuation, in each case as specified in the relevant notice of Conversion or Continuation, as the case may be, given pursuant to
         Section 2.08(a) hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid or Converted or not borrowed, Continued or Converted for the period from the date of such payment, prepayment, Conversion or failure to borrow, Continue or Convert to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, Continue or Convert, the Interest Period for such Loan which would have commenced on the date specified for such borrowing, Continuation or Conversion) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Bank would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Bank).






                                CREDIT AGREEMENT

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                                     - 63 -



                  Section 6.  CONDITIONS PRECEDENT.

                  6.01 EFFECTIVENESS. The effectiveness of this Agreement is subject to the conditions precedent that, on or prior to June 30, 1997, the Agent shall have received the following documents (with sufficient copies for each Bank), each of which shall be reasonably satisfactory to the Agent in form and substance:

                  (a) CORPORATE DOCUMENTS. Certificates of the appropriate governmental authority as to the good standing of each Obligor in its jurisdiction of organization, certified copies of the charter and by-laws (or equivalent documents) of each Obligor and of all corporate or other authority for each of them (including, without limitation, board of director resolutions and evidence of the incumbency of officers) with respect to the execution, delivery and performance of this Agreement and each other Transaction Document to which each is a party and each other document to be delivered by any of them from time to time in connection herewith and therewith and the Loans hereunder (and the Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from the Borrower to the contrary).

                  (b)    SENIOR  OFFICER'S  CERTIFICATE.   A  certificate  of  a
         Senior Officer, dated the Effective Date, to the effect set forth in clauses (i) and (ii) of Section 6.02(a) hereof.

                  (c) BORROWER SECURITY AGREEMENT. The Borrower Security Agreement, substantially in the form of Exhibit A hereto, duly executed by the Borrower and the Agent. In addition, the Borrower shall have taken such other action as the Agent shall have requested in order to perfect the security interests created pursuant to the Borrower Security Agreement, including, without limitation, delivering to the Agent (i) stock certificates with undated stock powers executed in blank, (ii) copies of duly completed and executed Uniform Commercial Code financing statements with respect to the Property covered by the Security Agreement, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements, in proper form for filing in all jurisdictions in which such filing is necessary or appropriate to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges and Liens of the Agent, for the benefit of the Banks, thereunder, and (iii) the results of record searches, by a Person satisfactory to the Agent, of the Uniform Commercial Code filings which may have been filed with




                                CREDIT AGREEMENT
         respect to the Property of the Borrower covered thereby and such other Persons or names as the Agent shall specify, in the filing offices and other records in each of the jurisdictions requested by the Agent, and of judgment and tax liens with respect to the Borrower.

                  (d) JCI/JNI SECURITY AGREEMENT. Amendment No. 1 to the JCI/JNI Security Agreement, substantially in the form of Exhibit B-1 hereto, duly executed by each of the Subsidiary Guarantors and the Agent. In addition, the Subsidiary Guarantors shall have taken such other action (including, without limitation, delivering to the Agent, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Agent shall have requested in order to perfect the security interests created pursuant to the JCI/JNI Security Agreement (to the extent such filings have not already been effected pursuant to the Existing Credit Agreement).

                  (e) SUBSIDIARY GUARANTEE. Amendment No. 1 to the Subsidiary Guarantee, substantially in the form of Exhibit B-2 hereto, duly executed by the Subsidiary Guarantors and the Agent.

                  (f) REPAYMENT OF CERTAIN AMOUNTS. Evidence that (i) the accrued and unpaid interest on, any "Loans" held by any Existing Bank under the Existing Credit Agreement that are required to be prepaid as of the Effective Date under Section 2.01 hereof, and all accrued and unpaid commitment fees on the "Revolving Credit Commitments" under the Existing Credit Agreement held by the Existing Banks shall have been paid in full, (ii) all Warburg Subordinated Debt shall have been (or shall be simultaneously) paid in full (or arrangements for payment in full of the Warburg Subordinated Indebtedness within one day of the Effective Date satisfactory to the Agent shall have been made) and
         (iii) $90,000,000 in aggregate principal amount of the "Terms Loans" outstanding under the Existing Credit Agreement shall have been prepaid as of the Effective Date (and not less than $55,000,000 of the proceeds from the Borrower's initial public equity offering shall be used to make such prepayment).

                  (g) APPLICATION OF IPO PROCEEDS; TOTAL DEBT RATIO. A certificate of a Senior Officer, dated the Effective Date, (i) to the effect that the initial public equity offering by the Borrower shall have been consummated and specifying the intended use by the Borrower of the net proceeds thereof (including, without limitation, the payment in full of the




                                CREDIT AGREEMENT

         Warburg  Subordinated Debt and the prepayment of Term Loans required by
         Section 6.01(f) hereof) and (ii) setting forth the Total Debt Ratio as at the Effective Date (calculated as of the Effective Date on a pro forma basis after giving effect to such initial public equity offering and the application of the proceeds thereof to repay such Indebtedness and the aggregate amount of Loans to be made or continued on the Effective Date).

                  (h) OPINION OF SPECIAL NEW YORK COUNSEL TO THE OBLIGORS. An opinion of Wachtell, Lipton, Rosen & Katz, special New York counsel to certain of the Obligors, addressed to the Banks and the Agent and dated the Effective Date, in form and substance satisfactory to the Agent (and the Borrower hereby instructs such counsel to deliver such opinion to the Banks and the Agent).

                  (i) OPINION OF SPECIAL NEW YORK COUNSEL TO CHASE. An opinion of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, dated the Effective Date, in form and substance satisfactory to the Agent.

                  (j) OTHER DOCUMENTS. The Agent shall have received such other certificates, opinions, documents and instruments relating to the transactions contemplated hereby as the Agent or any Bank or special New York counsel to Chase may reasonably request.

The obligation of any Bank to continue any "Revolving Credit Loan" or "Term Loan" under the Existing Credit Agreement or to make any other extension of credit hereunder on the Effective Date is also subject to the payment by the Borrower of such fees as the Borrower shall have agreed to pay to any Bank or the Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Borrower).

                  From and after the Effective Date the "Notes" under the Existing Credit Agreement shall be deemed cancelled, and each Existing Bank agrees to return such "Notes" to the Borrower as soon as practicable.

                  6.02  INITIAL AND SUBSEQUENT LOANS.





                                CREDIT AGREEMENT

                  (a) The obligation of each Bank to make each Loan to be made by it to the Borrower hereunder (including, without limitation, the continuance of certain loans and commitments under the Existing Credit Agreement on the Effective Date as provided in Section 2.01 hereof and the making of any other Loan on the Effective Date) is subject to the further conditions precedent that both immediately prior to such Loan and after giving effect thereto: (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by the Borrower and each other Obligor in each of the Credit Documents to which it is a party, shall be true on and as of the date of the making of such Loans with the same force and effect as if made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date).

                  (b) In addition, the obligation of each Revolving Credit Bank to make each Revolving Credit Loan to be made by it to the Borrower hereunder on any Borrowing Date (including, without limitation, the making of the initial Revolving Credit Loans) is subject to the further condition precedent that, if the aggregate principal amount of all Revolving Credit Loans to be made hereunder on such Borrowing Date is in excess of $10,000,000 (unless the proceeds of such Loans are to be, and are in fact, used to make repayments of Term Loans), the Agent shall have received a certificate of a Senior Officer (in form and detail satisfactory to the Agent) stating the Total Debt Ratio after giving effect to the making of such Revolving Credit Loans and annexing thereto calculations of the Total Debt Ratio.

                  (c) In addition, the obligation of each Revolving Credit Bank to make each Revolving Credit Loan to be made by it to the Borrower hereunder (including, without limitation, the making of the initial Revolving Credit Loans) is subject to the further condition precedent that both immediately prior to such Loan and after giving effect thereto no action shall have been taken by the Majority Banks (including, without limitation, any modification or amendment to this Agreement or the waiver of any default hereunder) which action has the effect of causing the condition precedent specified in clauses (i) and (ii) of paragraph (a) above to be satisfied unless such action has been consented to by the Majority Revolving Credit Banks or such conditions precedent would otherwise be satisfied in the absence of such action by the Majority Banks.

                  (d) Each notice of borrowing by the Borrower hereunder shall be deemed to constitute a certification to the effect set forth in clauses (i) and (ii) of paragraph (a) above (both as of the date of such notice and, unless the Borrower otherwise




                                CREDIT AGREEMENT
notifies the Agent prior to the date of such borrowing, as of the date of such borrowing).


                  Section 7.   REPRESENTATIONS  AND  WARRANTIES.   The  Borrower
represents and warrants to each of the Banks and the Agent that:

                  7.01  CORPORATE  EXISTENCE.  Each  of  the  Borrower  and  its
Subsidiaries: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would (either individually or in the aggregate) have a Material Adverse Effect.

                  7.02 FINANCIAL CONDITION. The audited combined financial statements of Journal Register LLC and its Subsidiaries for the fiscal years of Journal Register LLC ended on December 31, 1995 and December 31, 1996 are complete and correct and fairly present the combined financial condition of Journal Register LLC and its Subsidiaries as at the respective dates of presentation specified therein and the combined results of their operations for the respective periods of presentation specified therein, all in accordance with GAAP applied on a consistent basis. Neither Journal Register LLC nor any of its Subsidiaries had on December 31, 1996 any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the combined balance sheet of Journal Register LLC and its Subsidiaries as at said date included in the financial statements referred to in the first sentence of this Section 7.02 and except as set forth in Schedule II hereto. Since December 31, 1996, there has been no material adverse change in the financial condition, business, operations, prospects, assets, liabilities or capitalization of Journal Register LLC and its Subsidiaries taken as a whole.

                  7.03 LITIGATION. Except as described in Schedule II hereto, there are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Borrower) threatened against the Borrower or any of its Subsidiaries which might reasonably be expected to be adversely determined and, if




                                CREDIT AGREEMENT
so determined, might reasonably be expected to have a Material Adverse Effect.

                  7.04  NO BREACH.

                  (a) The making and performance by the Borrower and each of its Subsidiaries of the Transaction Documents to which it is or is intended to be a party will not conflict with or result in a breach of, or require any consent under, (i) its charter or by-laws, (ii) any applicable law or regulation (including, without limitation, Regulation U or Regulation X), or (iii) any judgment, order, writ, injunction or decree of any court or governmental authority or agency applicable to or binding on the Borrower or any of its Subsidiaries, as the case may be.

                  (b) The making and performance by the Borrower and each of its Subsidiaries of each of the Transaction Documents to which it is or is intended to be a party as contemplated hereby will not conflict with or result in a breach of, or require any consent under, any agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in, or require, the creation or imposition of any Lien (other than the Liens created by the Security Documents) upon any of its Properties pursuant to the terms of any such agreement or instrument.

                  7.05 CORPORATE ACTION. The Borrower and each of its Subsidiaries has all necessary corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is or is intended to be a party and the execution, delivery and performance thereof by the Borrower and each of its Subsidiaries has been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by the Borrower and constitutes, and each of the other Transaction Documents to which the Borrower and each of its Subsidiaries is intended to be a party when executed and delivered by it will constitute, its legal, valid and binding obligation, enforceable in accordance with its terms, except as the same may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               7.06 APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for




                                CREDIT AGREEMENT
the execution, delivery or performance by the Borrower and each of its Subsidiaries of the Transaction Documents to which it is or is intended to be a party or for the validity or enforceability thereof except for the authorizations, approvals, consents, filings and/or registrations listed or described in Schedule I hereto (each of which has been obtained or made and is in full force and effect, except as specified in said Schedule I, and true and complete copies of which have been furnished to the Agent).

                  7.07 MARGIN STOCK. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock. Neither the making of any Loan hereunder, nor the use of any of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation U or Regulation X.

                  7.08 ERISA. The Borrower and the ERISA Affiliates have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any unsatisfied liability to the PBGC or any Plan or Multiemployer Plan (other than an obligation to fund or make contributions to any such Plan in accordance with its terms and in the ordinary course of business or an obligation to pay premiums when due).

                  7.09 TAXES. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and has paid and will pay all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except (a) for any such tax the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP or (b) as specified in Schedule II hereto. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate.

                  7.10 INVESTMENT COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.





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                                     - 70 -



                  7.11 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  7.12  COMPLIANCE  WITH  LAWS.  The  Borrower  and  each of its
Subsidiaries is in compliance with, and has obtained all permits, licenses and other authorizations which are required under, all applicable Federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions, except to the extent failure so to comply, or to obtain any such permit, license or authorization, would not, individually or in the aggregate, have a Material Adverse Effect.

                  7.13 DISCLOSURE. No information, report, financial statement, exhibit, schedule or disclosure letter furnished in writing by or on behalf of the Borrower or any of its Subsidiaries to the Agent or any Bank in connection with the negotiation, preparation or delivery of this Agreement and the other Transaction Documents or included therein or delivered pursuant thereto contains any untrue statement of material fact or omits or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by the Borrower and its Subsidiaries to the Agent and the Banks in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact (other than matters of a general economic nature) known to the Borrower or any of its Subsidiaries that could have a Material Adverse Effect that has not been disclosed herein, in the other Transaction Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Banks for use in connection with the transactions contemplated hereby.

                  7.14 SECURITY DOCUMENTS. On and after the Effective Date, the JCI/JNI Security Agreement will create in favor of the Agent, for the ratable benefit of the Banks, a legal, valid, enforceable and perfected security interest in all right, title and interest of the Obligors party thereto in the collateral described therein, subject to no other Lien, except for Permitted Liens and except as provided in Section 2(a) of the JCI/JNI




                                CREDIT AGREEMENT

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                                     - 71 -



Security Agreement; PROVIDED that with respect to such security interest in such collateral located in a state, perfection of such security interest will occur only after the financing statements (which financing statements are referred to in Section 6.01(d) hereof) required to be filed in such state have been properly filed. On and after the Effective Date, the Borrower Security Agreement will create in favor of the Agent, for the ratable benefit of the Banks, a legal, valid, enforceable and perfected security interest in all right, title and interest of the Borrower in the collateral described therein, subject to no other Lien, except for Permitted Liens and except as provided in Section 2(a) of the Borrower Security Agreement; PROVIDED that with respect to such security interest in such collateral located in a state, perfection of such security interest will occur only after the financing statements (which financing statements are referred to in Section 6.01(c) hereof) required to be filed in such state have been properly filed.

                  7.15 ASSETS OF THE BORROWER. Each of the Borrower and its Subsidiaries has good and marketable title in fee simple to, or valid and subsisting leasehold interests in, all its real property, and good and marketable title to all of its other Properties, free and clear of Liens (other than Permitted Liens).

                  7.16 MATERIAL AGREEMENTS. Neither the Borrower nor any of its Subsidiaries is (a) a party to any agreement or instrument or subject to any corporate restriction which has or is likely to have a Material Adverse Effect or (b) in default under any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of them is subject in any manner which is, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

                  7.17  SOLVENCY.  After  giving  effect  to   the  transactions
contemplated hereby and by the other Transaction Documents and the making of the
Loans:

                  (a) the fair salable value of the assets of the Borrower and each of its Subsidiaries exceeds and will, immediately following the making of each Loan, exceed the amount which will be required to be paid on or in respect of its existing debts and other liabilities as they mature;

                  (b) neither the Borrower nor any of its Subsidiaries has, or will have, immediately following the making of each Loan, unreasonably small capital to carry out its business as conducted or as proposed to be conducted; and





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                  (c) neither the Borrower nor any of its  Subsidiaries  intends to, or believes that it will, incur debts beyond its ability to pay such debts as they mature.

                  7.18 LABOR MATTERS. None of the Borrower or any of its Subsidiaries has experienced any strike, labor dispute, slow down or work stoppage due to labor disagreements which has had (during the period of five years prior to the date hereof) or would have or is continuing to have a Material Adverse Effect.

                  7.19 HAZARDOUS MATERIALS. The Borrower and each of its Subsidiaries have obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not, individually or in the aggregate, have a Material Adverse Effect. The Borrower and each of its Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not, individually or in the aggregate, have a Material Adverse Effect.

                  In addition,  except as set forth in: (i) Schedule VII hereto,
(ii) the Letter dated June 16, 1992 from the United States Environmental Protection Agency to New Haven Register, Inc., (iii) the documents entitled "Pre-Financing Environmental Risk Assessment of Community Newspapers, Inc."
prepared by Pilko & Associates, Inc. ("PILKO") dated January 3, 1991; "Environmental Assessment of the Register Citizen, Torrington, Connecticut" prepared by Pilko dated September 24, 1993; "Underground Storage Tank Investigation, The Register Citizen, for Torrington, Connecticut" prepared by Fuss & O'Neill, Inc. dated September 28, 1993; "Environmental Assessment of Journal Company, Inc. and New Haven Acquisition Corp." prepared by Pilko dated September 11, 1993; "Environmental Assessment of New Haven Register, New Haven, Connecticut" prepared by Pilko dated October 12, 1993; "Environmental Assessment of Composing Facility, St. Louis, Missouri prepared by Pilko dated October 12, 1993; "Environmental Assessment of 15 Operating Facilities owned by Journal Company, Inc., Telephone Interviews Concerning 4 Additional Sites" prepared by Pilko dated December, 1993; "Limited Subsurface Assessment Report of 207 Pocasset Street, Fall River, Massachusetts" prepared by Cistar Associates, Inc. dated July 21, 1993; "Phase I Environmental Site Assessment of Farmington Valley Herald, Simsbury, Connecticut" prepared by Fuss




                                CREDIT AGREEMENT

& O'Neill, Inc. dated August 1994; and "Limited Environmental Investigation of The Bristol Press, Bristol, Connecticut" prepared by Environmental Risk Limited dated July 1994, (iv) the NEN Acquisition Environmental Reports and (v) the New Britain Acquisition Environmental Reports (together, the "ENVIRONMENTAL REPORTS"):

                  (a) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or, to the best knowledge of the Borrower and its Subsidiaries, threatened by any Person with respect to any alleged failure by the Borrower or any of its Subsidiaries to have any permit, license or authorization required in connection with the conduct of the business of the Borrower or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, use, disposal or Release of any Hazardous Materials generated by the Borrower or any of its Subsidiaries.

                  (b) To the best of the knowledge of the Borrower and its Subsidiaries, neither the Borrower nor any of its Subsidiaries has handled any Hazardous Material, other than as a generator, on any property now or previously owned or leased by the Borrower or any of its Subsidiaries to an extent that it has, or may reasonably be expected to have, a Material Adverse Effect and to the best knowledge of the Borrower and its Subsidiaries:

                           (i) no polychlorinated biphenyls are present at any property currently owned or any premises currently leased by the Borrower or any of its Subsidiaries;

                          (ii) no asbestos is present at any property currently owned or any premises currently leased by the Borrower or any of its Subsidiaries;

                     (iii) no underground storage tanks for Hazardous Materials, active or abandoned, are now or were previously operated at any property currently owned by the Borrower or any of its Subsidiaries, and, with respect to premises currently leased by the Borrower or any of its Subsidiaries, no underground storage tanks for Hazardous Materials, active or abandoned, are now or were previously operated by the Borrower or any of its Subsidiaries, except for certain tanks used for the storage of heating oil;





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

                      (iv) no  Hazardous  Materials  have  been  Released,  in a reportable quantity, where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under any property now or previously owned by the Borrower or any of its Subsidiaries; and

                           (v) no Hazardous Materials have been otherwise Released at, on or under any property now or previously owned or any premises now or currently leased by the Borrower or any of its Subsidiaries to an extent that it has, or may reasonably be expected to have, a Material Adverse Effect.

                  (c) Neither the Borrower nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Material to any location that is listed on the National Priorities List ("NPL") under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the NPL by the Environmental Protection Agency in the Comprehensive Environmental Response and Liability Information System, as provided for by 40 C.F.R. ss. 300.5 ("CERCLIS"), or on any similar state or local list or that is the subject of Federal, state or local enforcement actions or other investigations that may lead to Environmental Claims against the Borrower or any of its Subsidiaries.

                  (d) No Hazardous Material generated by the Borrower or any of its Subsidiaries has been recycled, treated, stored, disposed of or Released by the Borrower or any of its Subsidiaries at any location other than those listed in Schedule VII hereto, except for certain tanks used for the storage of heating oil.

                  (e) No oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the Borrower or any of its Subsidiaries and no property now, or to the best knowledge of the Borrower previously, owned or premises leased by the Borrower or any of its Subsidiaries is listed or proposed for listing on the National Priorities list promulgated pursuant to CERCLA, on CERCLIS or on any similar state list of sites requiring investigation or clean-up.

                  (f) There are no Liens arising under or pursuant to any Environmental Laws on any of the property owned or premises leased by the Borrower or any of its Subsidiaries, and no government actions have been taken or are in process




                                CREDIT AGREEMENT
         which could subject any of such property to such Liens and neither the Borrower nor any of its Subsidiaries would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed to such property.

                  (g) Neither the Borrower nor any of its Subsidiaries has retained or assumed any liabilities (contingent or otherwise) in respect of any Environmental Claims (i) under the terms of any contract or agreement or (ii) by operation of law as a result of the sale of assets or stock.

                  (h) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of the Borrower or any of its Subsidiaries in relation to any property or facility now or previously owned or leased by the Borrower or any of its Subsidiaries which have not been made available to the Banks.

                  7.20 SUBSIDIARIES, ETC. Schedule IV hereto sets forth as of the Effective Date a complete and correct list of all Subsidiaries of the Borrower (and the respective jurisdiction of incorporation of each such Subsidiary) and of all Investments held by the Borrower or any of its Subsidiaries in any joint venture or other Person. Except as otherwise specified in said Schedule IV and except for the Liens created by the Security Documents, the Borrower owns, free and clear of Liens, all outstanding shares of each such Subsidiary (and each such Subsidiary owns, free and clear of Liens, all outstanding shares of its Subsidiaries) and all such shares are validly issued, fully paid and non-assessable and the Borrower (or the respective Subsidiary) also owns, free and clear of Liens, all such Investments. None of the Inactive Subsidiaries of the Borrower is engaged in any business of any kind whatsoever on the date hereof. None of the Inactive Subsidiaries of the Borrower has any Indebtedness or other obligations (contingent or otherwise) which, if such Inactive Subsidiary failed to pay or perform the same, would have a Material Adverse Effect.

                  7.21 COPYRIGHTS, PERMITS AND TRADEMARKS. The Borrower and its Subsidiaries owns or possesses, or has a valid license or sub-license in, all domestic and foreign letters patent, patents, patent applications, patent and know-how licenses, inventions, technology, permits, trademark registrations and applications, trademarks, trade names, trade secrets, service marks, copyrights, product designs, applications, formulae, processes, circulation and other lists of subscribers or purchasers of newspapers and the industrial property rights ("PROPRIETARY




                                CREDIT AGREEMENT

RIGHTS") used or necessary in the operation of its businesses in the manner in which they are currently being conducted and which are material to the Property, business, financial condition, operations, assets, liabilities, capitalization or prospects of the Borrower and its Subsidiaries taken as a whole. Neither the Borrower nor any of its Subsidiaries is aware of any existing or threatened infringement or misappropriation of any proprietary rights of others by the Borrower or any of its Subsidiaries or of any proprietary rights of the Borrower or any of its Subsidiaries by others which is material to the financial condition, business, operations, prospects, assets, liabilities or capitalization of the Borrower and its Subsidiaries taken as a whole.

                  7.22 MORTGAGE PROPERTIES. The Mortgage Properties identified as being owned or leased by Subsidiaries of JNI and JCI are the only real property owned or leased by the Borrower or any of its Subsidiaries other than
(i) office or garage space and (ii) other premises leased by the Borrower or any of its Subsidiaries, PROVIDED that the aggregate annual rental for all such other premises described in this clause (ii) does not exceed $1,000,000.

                  7.23 NOLS; ETC. As of December 31, 1993 and after giving effect to the Consolidation and the other Transactions contemplated by the Transaction Documents, the Borrower in good faith reasonably believes that JNI and JCI and their respective Subsidiaries will have net operating loss carryforwards for federal tax reporting purposes of not less than $260,000,000 in the aggregate unrestricted by any provision of Section 382 of the Code and interest carryforwards for federal tax reporting purposes of not less than $19,000,000 in the aggregate.

                  7.24  CAPITALIZATION.

                  (a) Set forth in Schedule VIII hereto are the number and type of shares of authorized capital stock of the Borrower on the Effective Date, and the number of shares that are duly and validly issued and outstanding, and each of such issued and outstanding shares has been duly and validly issued and is fully paid and nonassessable. As of the Effective Date, except as set forth in
Schedule VIII, (x) there are no outstanding Equity Rights with respect to the Borrower or any of its Subsidiaries and (y) there are no outstanding obligations of the Borrower or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of capital stock of the Borrower or any of its Subsidiaries nor are there any outstanding obligations of the Borrower or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount




                                CREDIT AGREEMENT
thereof is calculated with reference to the fair market value or equity value of the Borrower or any of its Subsidiaries.

                  (b) As of the Effective Date, the Borrower owns 100% of the capital stock of each of JNI and JCI. All of the issued and outstanding capital stock of each of JNI and JCI has been validly issued and is fully paid and non-assessable.


                  Section 8. COVENANTS OF THE BORROWER. So long as any of the Commitments are in effect and until payment in full of the principal of and interest on all Loans and all other amounts payable by the Borrower hereunder:

                  8.01  FINANCIAL   STATEMENTS;   CONTINUING   DISCLOSURE.   The
Borrower shall deliver to the Agent (with sufficient copies for each of the Banks):

                  (a) as soon as available and in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, consolidated and consolidating statements of income of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the respective fiscal year to the end of such fiscal quarter, and the related consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal quarter, setting forth (in the case of such consolidated statements of income) in comparative form the corresponding consolidated figures for the corresponding fiscal quarter in the preceding fiscal year and (in the case of such consolidated balance sheet) in comparative form the corresponding consolidated balance sheet figures as at the end of the corresponding fiscal quarter in the preceding fiscal year, accompanied by a certificate of a Senior Officer, which certificate shall state that said financial statements fairly present the financial condition and results of operations of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, the relevant period (subject to normal year-end audit adjustments);

                  (b) as soon as available and in any event within 105 days after the end of each fiscal year of the Borrower, audited consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries and unaudited consolidating statements of income of the Borrower and its Subsidiaries for such year, and the related




                                CREDIT AGREEMENT

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                                     - 78 -



         consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by (i) an opinion on such consolidated financial statements of independent certified public accountants of recognized national standing, which opinion shall state that said financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its Subsidiaries as at the end of, and for, such fiscal year, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default and (ii) a certificate of a Senior Officer, which certificate shall state that such consolidating financial statements consolidated financial statements fairly present the consolidating financial condition and results of operations of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such fiscal year;

                  (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which the Borrower or any of its Subsidiaries shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

                  (d)   promptly   upon  the  mailing   thereof  to  the  public
         shareholders, if any, of the Borrower or any of its Subsidiaries generally, copies of all financial statements, reports and proxy statements so mailed;

                  (e) within ten days after the Borrower or any of its Subsidiaries knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Borrower setting forth details respecting such event or condition and the action, if any, that the Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Borrower or an ERISA Affiliate with respect to such event or condition):

                       (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC




                                CREDIT AGREEMENT
                  has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (PROVIDED that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under
                  Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                      (ii) the  distribution  under  Section  4041 of ERISA of a notice of intent to terminate any Plan or any action taken by the Borrower or an ERISA Affiliate to terminate any Plan;

                     (iii) the institution by PBGC of proceedings  under Section
                  4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                      (iv) the complete or partial withdrawal from a Multiemployer Plan by the Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy any secondary liability as a result of a purchaser default) or the receipt by the Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to
                  Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                       (v) the institution of a proceeding by a fiduciary of any
                  Multiemployer Plan against the Borrower or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                      (vi) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower or an ERISA Affiliate fails to




                                CREDIT AGREEMENT
                  timely provide security to the Plan in accordance with the provisions of said Sections;

                  (f) promptly after the Borrower knows or has reason to know that any Default has occurred, a notice (which notice shall state that it is a "Notice of Default") of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action taken and proposed to be taken with respect thereto;

                  (g) promptly upon receipt thereof, a copy of any notice, filing, claim or other document received by the Borrower in respect of any Subordinated Debt of the Borrower;

                  (h) promptly after the occurrence thereof, notice of any strike, labor dispute, slow down or work stoppage due to a labor disagreement (or any material development regarding any thereof) affecting the Borrower or any of its Subsidiaries which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

                  (i) promptly  upon  obtaining  actual  knowledge of any claim, demand, action, event, condition or report or investigation involving any potential or actual liability of the Borrower or any of its Subsidiaries arising in connection with (a) any noncompliance with or violation of the requirements of any Environmental Law which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (b) a Release or threatened Release of any Hazardous Materials into the environment which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or which Release the Borrower or one of its Subsidiaries would have a duty to report to a governmental authority under any Environmental Law and which Release could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, a notice describing the same in reasonable detail;

                  (j) each time the Borrower furnishes a statement pursuant to clause (a) or clause (b) of this Section 8.01, a report (in the form heretofore furnished to the Agent) describing in reasonable detail the circulation volume and advertising lineage for each of the newspaper properties of the Borrower and its Subsidiaries for the fiscal quarter or fiscal year covered by such statement; and




                                CREDIT AGREEMENT

                  (k) from time to time such other information regarding (i) the business, affairs or financial condition of the Borrower or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA), (ii) compliance by the Borrower and any of its Subsidiaries with its obligations under any Transaction Document and (iii) such other matters relating to the transactions contemplated hereby, as any Bank or the Agent may reasonably request.

The Borrower will furnish to the Agent (with sufficient copies for each of the Banks), each time it or they furnish financial statements pursuant to clause (a) or (b) of this Section 8.01, a Compliance Certificate, duly completed and executed by a Senior Officer (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action taken and proposed to be taken with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 8.05(c)(ii) and (iii), 8.06(h) and (i), 8.07(e) and (f), 8.08(e), 8.09,
8.10, 8.11, 8.12, 8.13, 8.14 and 8.20 hereof as of the end of the respective fiscal quarter or fiscal year.

                  8.02 LITIGATION. The Borrower will promptly give to each Bank notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting the Borrower or any of its Subsidiaries, except proceedings which, if adversely determined, could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  8.03 CORPORATE EXISTENCE, ETC. The Borrower will, and will cause each of its Subsidiaries to:

                  (a) preserve and maintain its corporate existence and all of its material rights, privileges and franchises (provided that nothing in this Section 8.03 shall prohibit any transaction expressly permitted by Section 8.05 hereof);

                  (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;





                                CREDIT AGREEMENT

                  (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP or except to the extent such taxes, assessments, charges and levies do not exceed $50,000 (as to the Borrower and its Subsidiaries) in the aggregate;

                  (d) maintain all of its Property used or useful in its business in good working order and condition, ordinary wear and tear excepted;

                  (e) keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of any Bank or the Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers and independent public accountants (and by this provision the Borrower authorizes said accountants to discuss the business and affairs of the Borrower with such representatives), all to the extent reasonably requested by such Bank or the Agent, as the case may be; and

                  (f) hold a meeting at least annually with the Banks (if so requested by the Agent) to discuss such matters relating to the financial condition of the Borrower and its Subsidiaries and such other matters as any of the Banks shall reasonably request.

                  8.04  INSURANCE.

                  (a) The Borrower will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations. Each policy of property insurance required to be maintained by the Borrower and its Subsidiaries under this Section 8.04 shall name the Agent as loss payee or additional insured (but only to the extent that any single loss shall exceed $100,000 (as to the Borrower and its Subsidiaries)) and shall provide that it will not be canceled or reduced, or allowed to lapse without renewal,




                                CREDIT AGREEMENT
except after not less than 30 days' written notice to the Agent, nor by any occupancy or use of any Property for purposes more hazardous than permitted by such policy nor by any foreclosure or other proceedings relating to such Property. The Borrower will advise the Agent promptly of any policy cancellation, reduction or amendment.

                  (b) After the Effective Date, upon the request of the Agent at any time or from time to time, not later than 15 Business Days prior to the termination or expiry date of any insurance required to be maintained by the Borrower hereunder the Borrower shall deliver to the Agent certificates of insurance evidencing that such insurance has been renewed, subject only to the payment of premiums as they become due. In addition, the Borrower will not modify any of the provisions of any policy with respect to casualty or liability insurance without delivering the original copy of the endorsement reflecting such modification to the Agent accompanied by a written report of any firm of independent insurance brokers of nationally recognized standing, stating that, in their opinion, such policy (as so modified) adequately protects the interests of the Banks and the Agent, is in compliance with the provisions of this Section
8.04 and is comparable in all respects with insurance carried by responsible owners and operators of similar Properties. The Borrower shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 8.04 unless the Agent is the named insured thereunder, with loss payable as provided herein (but only to the extent any single loss thereunder shall exceed $100,000 (as to the Borrower and its Subsidiaries)). The Borrower shall immediately notify the Agent whenever any such separate insurance is obtained and shall deliver to the Agent certificates of insurance evidencing the same.

                  8.05  PROHIBITION OF FUNDAMENTAL CHANGES.

                  (a) The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except that:

                  (i) any Subsidiary of the Borrower other than an Inactive Subsidiary may be merged or consolidated with or into (A) the Borrower, if the Borrower party to such transaction shall be the continuing or surviving corporation or (B) any other Subsidiary of the Borrower; PROVIDED that (x) if any such transaction shall be between a Subsidiary of the Borrower and a Wholly Owned Subsidiary of the Borrower,




                                CREDIT AGREEMENT
         the Wholly Owned Subsidiary shall be the continuing or surviving corporation and if any such transaction shall be between a Subsidiary of the Borrower that is a Subsidiary Guarantor and a Subsidiary of the Borrower that is not a Subsidiary Guarantor, the Subsidiary that is a Subsidiary Guarantor shall be the continuing or surviving corporation and (y) any merger involving JNI and JCI shall comply with clause (iii) below;

             (ii) the   capital   stock  of  each  Inactive  Subsidiary  of  the
         Borrower may be Disposed of and each such Inactive Subsidiary may be liquidated;

            (iii) JNI and JCI may merge with each other; PROVIDED that (x) the continuing or surviving corporation is organized under the laws of, and has its chief executive office in, a state of the United States of America, (y) no Default shall have occurred and be continuing or would occur after giving effect to such merger and (z) after giving effect to such merger, the continuing or surviving corporation will have net operating loss carryforwards for federal tax reporting purposes in an aggregate amount of not less than an amount equal to the excess of $260,000,000 OVER the amount of any net operating loss carryforwards utilized after December 31, 1993 against income of JNI and JCI and their respective Subsidiaries and will have interest carryforwards for federal tax reporting purposes in an aggregate amount of not less than an amount equal to the excess of $19,000,000 OVER the amount of any interest carryforwards utilized after December 31, 1993 against income of JNI and JCI and their respective Subsidiaries; and

                  (iv) JRN and INS may merge into or consolidate with the Borrower or any of its Subsidiaries, PROVIDED that the Borrower, if it is a party to such transaction, shall be the continuing or surviving entity.

                  (b) The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, acquire any business or assets from, or any capital stock or other ownership interest of, or be a party to any Acquisition of, any Person other than:

                  (i) purchases by the Borrower and its Subsidiaries in the ordinary course of business of inventory and other assets to be sold or used in the ordinary course of business;

             (ii)  Investments permitted by Section 8.08 hereof;





                                CREDIT AGREEMENT

             (iii) Capital Expenditures made as permitted by Section 8.10 hereof;

              (iv) Acquisitions by the Borrower of Newspapers in the United States (PROVIDED that (w) each such Acquisition shall be financed solely with equity securities of the Borrower and/or the proceeds of an issuance or sale of equity securities by the Borrower and/or proceeds of Revolving Credit Loans and/or Permitted Additional Debt and/or Net Proceeds from any Disposition and/or the cumulative Excess Cash Flow that remains after the Borrower has performed its obligations under
         Section 2.09(d) hereof and after giving effect to any Restricted Payments made as permitted by Section 8.09(a) hereof, (x) no Acquisition of any Newspaper may be made pursuant to this clause (iv) if, after giving effect thereto, cash flow attributable to such
         Newspaper's commercial printing business, if any, would have contributed more than 10% of Cash Flow of the Borrower and its Subsidiaries and the Newspaper(s) to be Acquired (calculated on a pro forma basis) for the period of 12 complete calendar months ended on, or most recently ended prior to, the date of the consummation of such Acquisition, (y) no Default shall have occurred and be continuing or would occur after giving effect to such Acquisition and (z) prior to such Acquisition, the Agent shall have received a certificate of a Senior Officer certifying as to the foregoing and containing calculations, in form and detail satisfactory to the Agent, demonstrating compliance with this Section 8.05 and Sections 8.07, 8.11, 8.12, 8.13 and 8.14 hereof after giving effect to such Acquisition);

                  (v) the Borrower and each of its Subsidiaries may acquire any business or assets from, or any capital stock or other ownership interests of, or be a party to any Acquisition of, each other; and

                  (vi) the Borrower or any its Subsidiaries may acquire all of the capital stock or other ownership interests of INS from Warburg and/or Warburg Affiliates.

                  (c) The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, Dispose of any of its Property or business (including, without limitation, any capital stock of any such Subsidiary, receivables and leasehold interests), whether now owned or hereafter acquired, except:

                  (i) any inventory or other assets Disposed of in the ordinary course of business;





                                CREDIT AGREEMENT

             (ii) obsolete or worn-out property, tools or equipment no longer used or useful in its business so long as the amount thereof Disposed of in any single calendar year by the Borrower and its Subsidiaries shall not have a fair market value in excess of $1,000,000;

            (iii) any other assets of the Borrower or any of its Subsidiaries Disposed of for cash in an amount not less than their fair market value so long as the aggregate fair market value of the assets so Disposed of by the Borrower and its Subsidiaries during any calendar year does not exceed $5,000,000 or such higher amount as may be consented to by the Majority Banks;

             (iv) assets of the Borrower or any of its Subsidiaries consisting of cash, Cash Equivalents and Inter-company Notes (as defined in the JCI/JNI Security Agreement) Disposed of by the Borrower or any of its Subsidiaries to each other;

                  (v) the Borrower and its Subsidiaries may Dispose of any of its Property or business (including, without limitation, any capital stock of any of such Person's Subsidiaries, receivables and leasehold interests), whether now owned or hereafter acquired, to each other; and

                  (vi) the Borrower and its Subsidiaries may Dispose of all or any part of the assets heretofore acquired as part of the NEN Acquisition and identified on Annex 3 hereto for cash in an amount not less than their fair market value so long as the aggregate fair market value of the assets so Disposed of by the Borrower and its Subsidiaries does not exceed $1,775,000.

                  8.06 LIMITATION ON LIENS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property (including, without limitation, the Property covered by the Security Documents), whether now owned or hereafter acquired, except:

                  (a) Liens created by the Security Documents including, without limitation, such Liens securing Indebtedness to any Bank incurred as permitted by Section 8.07(e) hereof;

                  (b) Liens on assets of its Subsidiaries existing on the date hereof and listed in Schedule V hereto (except that nothing herein shall limit or otherwise affect the obligation of the Borrower under
         Section 8.22(a) hereof to deliver Title Policies or Title Commitments containing only




                                CREDIT AGREEMENT
         such exceptions and such affirmative coverage and endorsements as are approved or required by the Majority Banks under said Section 8.22(a));

                  (c) Liens for taxes, assessments or charges imposed on it or any of its property by any governmental authority not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or any of its Subsidiaries, as the case may be, in accordance with GAAP;

                  (d) statutory Liens of carriers, warehousemen, mechanics, materialmen, repairmen, or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings;

                  (e)  pledges  or   deposits   under   worker's   compensation,
         unemployment insurance and other social security legislation;

                  (f) Liens (other than any Lien  imposed by ERISA)  incurred on deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and return-of-money bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto, all of which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

                  (h) Liens (except in the case of Mortgage Properties) securing Indebtedness incurred by the Borrower or any of its Subsidiaries to finance the purchase of Property used in the ordinary course of its business in an aggregate amount not exceeding $4,000,000 (as to the Borrower and its Subsidiaries) at any one time outstanding, so long as no such Lien shall cover any other Property or secure any Indebtedness other than the Indebtedness incurred to purchase such Property;




                                CREDIT AGREEMENT

                  (i) additional Liens (except in the case of Mortgage Properties) securing Indebtedness or other obligations of the Borrower or any of its Subsidiaries in an aggregate amount not exceeding $400,000 (as to the Borrower and its Subsidiaries) at any one time outstanding;

                  (j) any extension, renewal or replacement of the foregoing, PROVIDED that the Liens permitted by this clause (j) shall not be spread to cover any additional Indebtedness or Property (other than a substitution of like Property); and

                  (k) until the Effective Date, the Liens in respect of the Existing Credit Agreement.

                  8.07 INDEBTEDNESS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

                  (a) Indebtedness under the Credit Documents to which it is a party;

                  (b)      Indebtedness  in  respect  of   the  Existing  Credit
         Agreement and, until the day after the Effective Date, the Warburg Subordinated Debt;

                  (c) Indebtedness of the Borrower or any of its Subsidiaries (other than Indebtedness in respect of the Existing Credit Agreement and the Warburg Subordinated Debt) outstanding on the date hereof and listed on Schedule VI hereto;

                  (d) income taxes payable, unearned circulation revenue and liabilities under Plans, to the extent the same may be treated as accrued expenses under GAAP, and taxes paid or payable in cash in respect of income or activities earned or conducted during periods prior to December 31, 1994;

                  (e) Indebtedness ("PERMITTED ADDITIONAL DEBT") of the Borrower to one or more of the Banks (other than Indebtedness under this Agreement) and/or to any other Person in an aggregate principal or face amount not exceeding (as to the Borrower), on or after the Effective Date an amount equal to $125,000,000 (MINUS the sum of the aggregate outstanding principal amount of the PAD Loans (excluding the NEN Acquisition Loans and New Britain Acquisition Loans) PLUS the aggregate unused amount of the PAD Commitments then in effect) at any one time outstanding, PROVIDED that: (i) if the proceeds (or any part of the




                                CREDIT AGREEMENT
         proceeds) of such Indebtedness are to be used to finance Permitted Acquisitions, the Borrower shall not, except upon the acceleration of such Indebtedness following an event of default, agree or be contractually obligated to repay more than 6% of the original principal amount of such Indebtedness in the first 12 month period following the incurrence of such Indebtedness, more than 8% of the original principal amount of such Indebtedness in the second 12 month period following the incurrence of such Indebtedness, more than 10% of the original principal amount of such Indebtedness in the third 12 month period following the incurrence of such Indebtedness, more than 12% of the original principal amount of such Indebtedness in the fourth 12 month period following the incurrence of such Indebtedness, more than 14% of the original principal amount of such Indebtedness in the fifth 12 month period following the incurrence of such Indebtedness, more than 16% of the original principal amount of such Indebtedness in the sixth 12 month period following the incurrence of such Indebtedness, more than 17% of the original principal amount of such Indebtedness in the seventh 12 month period following the incurrence of such Indebtedness or more than 17% of the original principal amount of such Indebtedness in the eighth 12 month period following the incurrence of such Indebtedness, except that the Borrower may agree or be contractually obligated to repay all or any part of such Indebtedness in a single payment, or pursuant to scheduled payments, on or after June 30, 2004;
         (ii) both immediately prior to, and after giving effect to, the incurrence of such Indebtedness, no Default shall have occurred and be continuing; (iii) such Indebtedness is incurred pursuant to and governed by agreements and instruments containing such terms and conditions as are satisfactory to the Majority Banks (unless such terms and conditions are no less favorable to the Borrower than those of this Agreement and unless this Agreement permits the Borrower to agree to different terms and conditions); and (iv) if such Indebtedness is provided by one or more of the Lenders, such Indebtedness may be guaranteed by the Borrower's Subsidiaries under the Subsidiary Guarantee and its obligations in respect of such Indebtedness and such Subsidiaries' obligations under the Subsidiary Guarantee in respect of such Indebtedness may be secured PARI PASSU with the Secured Obligations under and as defined in each of the Security Documents;

                  (f) Indebtedness of the Borrower and its Subsidiaries (other than Indebtedness described in clauses (a) through (e) above) in an aggregate principal or face amount not




                                CREDIT AGREEMENT
         exceeding $25,000,000 (as to the Borrower and its Subsidiaries) at any one time outstanding;

                  (g) Subordinated Debt of the Borrower, PROVIDED that (i) the Net Proceeds of such Subordinated Debt are applied to the prepayment of the Loans to the extent required by Section 2.09(e) hereof and (ii) after giving effect to the incurrence of such Subordinated Debt and the application of proceeds thereof, no Default shall have occurred and be continuing; and

                  (h) Indebtedness evidenced by promissory notes issued in connection with repurchases of stock and/or options contemplated by
         Section 8.09(c) hereof.

                  8.08 INVESTMENTS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

                    (a) Investments in Cash Equivalents;

                    (b)  Investments  existing  on the date hereof and listed on
               Schedule III hereto;

                    (c) the  Interest  Rate  Protection  Agreements  required by
               Section 8.21 hereof;

                    (d) subject to Section 8.05 hereof,  additional  Investments by the Borrower and its Subsidiaries in each other;

                    (e)   additional   Investments   by  the  Borrower  and  its
               Subsidiaries not exceeding an aggregate amount of $2,000,000 (as to the Borrower and its Subsidiaries);

                    (f) Investments by the Borrower in the Inactive Subsidiaries
               of the Borrower outstanding on the date hereof; and

                    (g) Acquisitions expressly permitted by Section 8.05 hereof.

                  8.09 RESTRICTED PAYMENTS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, make any Restricted Payment except for:

                    (a) cash  dividends paid by the Borrower on its common stock in an amount not exceeding in any fiscal year of the Borrower an amount equal to 50% of the cumulative Excess




                                CREDIT AGREEMENT

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                                     - 91 -



               Cash Flow (commencing with the fiscal year ending December 31, 1997) that remains after giving effect to any Acquisitions made as permitted by Section 8.05(b)(iv) hereof and after deducting any cash dividends theretofore made as permitted under this clause (c), PROVIDED that no such dividend shall be made on any date if (x) a Default has occurred and is continuing on such date (or would occur after giving effect thereto) or (y) the Total Debt Ratio on such date is equal to or greater than 4.0 to 1 (or would be equal to or greater than 4.0 to 1 after giving effect thereto);

                    (b) additional cash dividends paid by the Borrower on its common stock in an amount not exceeding $2,000,000 in any fiscal year of the Borrower;

                    (c) repurchases of common stock of the Borrower or options thereto from any management official upon his or her death or termination of employment for cash or promissory notes, so long as the aggregate amount paid in cash (i) for such common stock or options or (ii) in respect of such promissory notes in any fiscal year of the Borrower shall not exceed $5,000,000; and

                    (d) the payment in full of the Warburg  Subordinated Debt as contemplated by Section 6.01(f)(iii) hereof.

                  8.10 CAPITAL EXPENDITURES. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, make any Capital Expenditure on any date during any of the fiscal years of the Borrower set forth below if (a) Cash Flow for the period of 12 complete consecutive months ending on, or most recently ended prior to, such date MINUS (b) the sum of the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during such 12 month period and the amount of such Capital Expenditure proposed to be made would be less than the amount set forth below opposite such year:

                                    YEAR               AMOUNT
                                    ----               ------

                                    1997             $125,000,000
                                    1998             $140,000,000
                                    1999             $155,000,000
                                    2000             $170,000,000
                                    2001             $190,000,000
                                    2002             $210,000,000

PROVIDED that (x) to the extent the Borrower or any of its Subsidiaries shall sell or otherwise dispose of any capital asset




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                                     - 92 -



in the ordinary course of business or receive insurance proceeds in respect of any capital asset that is the subject of a Casualty Event and, subject to the requirements of Sections 2.09(b) and (c) hereof, apply (or commit to apply) the proceeds thereof within 180 days after such Disposition or reasonably promptly after such Casualty Event to acquire a like capital asset, the amount of such proceeds so applied shall not be deemed to be a Capital Expenditure within the period in which such acquisition is made, (y) notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures of up to $20,000,000 (as to the Borrower and its Subsidiaries) during any fiscal year of the Borrower and (z) in addition to the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures in respect of a printing facility in the area in and surrounding Philadelphia, Pennsylvania of up to $25,000,000 (as to the Borrower and its Subsidiaries) (it being understood that the Borrower and its Subsidiaries may make Capital Expenditures in respect of such printing facility in excess of $25,000,000 to the extent permitted above).

                  8.11 TOTAL DEBT RATIO. The Borrower will not, at any time during any period set forth below, permit the Total Debt Ratio to exceed the ratio set forth opposite such period:

                  PERIOD                                                 RATIO
                  ------                                                 -----

         From and including December 31, 1996
         through and including December 30, 1997                       5.50 to 1

         From and including December 31, 1997
         through and including December 30, 1998                       5.50 to 1

         From and including December 31, 1998
         through and including December 30, 1999                       5.00 to 1

         From and including December 31, 1999
         through and including December 30, 2000                       4.50 to 1

         From and including December 31, 2000
         and at all times thereafter                                   4.00 to 1

                  8.12  FIXED CHARGES RATIO.   The  Borrower  will  not,  at any
time, permit the Fixed Charges Ratio to be less than 1 to 1.

                  8.13 INTEREST COVERAGE RATIO. The Borrower will not, at any time permit the Interest Coverage Ratio to be less than 2 to 1.





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                                     - 93 -



                  8.14 WORKING CAPITAL. The Borrower will not at any time permit Working Capital to be less than zero.

                  8.15 LINES OF BUSINESS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to engage to any substantial extent in any business other than the business of printing, publishing, distributing and selling newspapers and proprietary information data bases in connection therewith, commercial printing activities of the types engaged in on the date hereof and other activities incidental or related to each of the foregoing.

                  8.16  TRANSACTIONS   WITH  AFFILIATES.   Except  as  expressly
permitted by this Agreement (including, without limitation, Section 8.05 hereof), the Borrower will not, nor will the Borrower permit any of its Subsidiaries to, directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise Dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, Guarantees and assumptions of obligations of an Affiliate); PROVIDED that (i) any Affiliate who is an individual may serve as a director, officer or employee of the Borrower or its Subsidiaries and receive reasonable compensation for his or her services in such capacity, (ii) the Borrower and its Subsidiaries may enter into transactions providing for the purchase or sale of inventory and other assets or the provision of services (including, without limitation, printing and advertising representation services) in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Borrower and its Subsidiaries as the monetary or business consideration which would obtain in a comparable transaction with a Person not an Affiliate, and (iii) the Borrower or any its Subsidiaries may acquire all of the capital stock or other ownership interests of INS from Warburg and/or Warburg Affiliates.

                  8.17 SALE AND LEASEBACK. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, enter into any arrangement with any other Person (other than the Borrower and its Subsidiaries) providing for the leasing by the Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Borrower or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any of its Subsidiaries.




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                                     - 94 -




                  8.18 AMENDMENT OF CERTAIN DOCUMENTS. The Borrower will not, without the prior written consent of the Majority Banks, amend or otherwise modify, or consent to any amendment or other modification of, or waive any provision of any of the following agreements to which it is a party: (a) its certificate of incorporation or by-laws (or equivalent documents) or (b) any agreement, instrument or other document evidencing or governing any Subordinated Debt of the Borrower.

                  8.19 USE OF PROCEEDS. The Borrower will use (a) the proceeds of the Revolving Credit Loans solely (i) for general corporate purposes of the Borrower and its Subsidiaries, including for working capital requirements of the Borrower and its Subsidiaries in the ordinary course of business, (ii) for extensions of credit to any of its Subsidiaries and (iii) to finance Permitted Acquisitions and (b) the proceeds of each Series of PAD Loans other than NEN Acquisition Loans and New Britain Acquisition Loans for any permitted purpose under this Agreement except as may be otherwise agreed between the Banks holding such PAD Loans and the Borrower. In all events, the Borrower will use the proceeds of the Loans in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulation U and Regulation X.

                  8.20 SALES OF ACCOUNTS. The Borrower will not, nor will the Borrower permit any of its Subsidiaries to, sell, with or without recourse, or discount or otherwise sell for less than the face value thereof, any of their notes or accounts receivable except that the Borrower or any of its Subsidiaries may sell, without recourse, accounts receivable of individual account debtors that the Borrower or such Subsidiary reasonably and in good faith believes to be uncollectible or otherwise difficult to collect in the ordinary course of business so long as the aggregate face amount (less applicable reserves) of all such accounts receivable of the Borrower and its Subsidiaries so sold in any fiscal year of the Borrower does not exceed $500,000 (as to the Borrower and its Subsidiaries).

                  8.21 INTEREST RATE PROTECTION. From and after Effective Date, the Borrower and/or its Subsidiaries will have in place and thereafter maintain in full force and effect one or more Interest Rate Protection Agreements (in a manner reasonably satisfactory to the Majority Banks) with one or more of the Banks (or with another bank or financial institution having a capital, surplus and undivided profits of at least $500,000,000) such that the average maximum rate of interest payable by the Borrower for consecutive periods (each of which shall be of at least two years duration) as to a principal amount at least equal to 50% of the aggregate principal amount of the Loans scheduled to be




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                                     - 95 -



outstanding during the respective period shall not exceed 10%; PROVIDED that the Borrower's obligations under this Section 8.21 shall not apply for any period during which the Total Debt Ratio is less than 3.0 to 1 (as demonstrated by the most recent consolidated financial statements of the Borrower and related Compliance Certificate required to be delivered under Section 8.01 hereof).

                  8.22 MORTGAGES. Not later than 45 days after the date the Majority Banks (through the Agent) give notice (the "MORTGAGE NOTICE") to the Borrower requesting the granting of the Mortgages, the Borrower will (i) cause each of the Mortgagors to duly execute, acknowledge and deliver the applicable Mortgages to the Agent (which Mortgages shall include metes and bounds descriptions of the respective Mortgage Properties), (ii) concurrently with the delivery of the Mortgages to the Agent, cause the Subsidiary Guarantors to enter into a Supplement to the Subsidiary Guarantee with the Agent in substantially the form of Exhibit B-1 to the 1994 Credit Agreement (with such changes thereto as the Agent shall reasonably request), and (iii) furnish or cause to be furnished to the Agent:

                  (a)  policies  of  mortgage   title   insurance   (the  "TITLE
         POLICIES") in ALTA Loan Policy - 1970 Form (rev. 10/17/70 and 10/17/84), or equivalent policies, issued by the Title Insurer in an amount, as to each Mortgage Property, equal to 125% of the fair market value of such Mortgage Property as established by the appraisals, if any, referred to in Section 8.22(g) hereof, insuring the Mortgages as valid first liens on the respective Mortgage Properties, showing fee simple title to the Mortgage Properties vested in the applicable Mortgagor subject only to such exceptions as are set forth in the Approved Title Reports and such additional exceptions which arose after the date of such reports as the Majority Banks in the exercise of their reasonable discretion may approve, and containing such affirmative coverage and endorsements as the Majority Banks may reasonably require. The Title Policies shall contain tie-in endorsements satisfactory to the Agent and the Majority Banks, aggregating the insurance under all Title Policies, so that the amount of insurance afforded by the Title Policy covering each Mortgage Property is equal to the aggregate amount of the insurance under the Title Policies covering all Mortgage Properties. In lieu of the Title Policies, the Borrower may cause the Subsidiary Guarantors to deliver to the Agent, within the 45-day period specified above, binding, irrevocable commitments by the Title Insurer, dated the date of delivery of the Mortgages to the Agent, to issue the Title Policies to the Agent as of such date in




                                CREDIT AGREEMENT
         compliance with the foregoing requirements of this Section 8.22(a), which commitments (the "TITLE COMMITMENTS") shall contain no printed exceptions in Schedule B thereto (including any exceptions as to defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the date thereof but prior to the date of recordation of the Mortgages) and shall otherwise be in form and substance reasonably satisfactory to the Agent and the Majority Banks; PROVIDED that the Borrower shall furnish or cause to be furnished to the Agent, within such 45-day period, evidence of the payment in full of all premiums and shall deliver the Title Policies or cause the same to be delivered to the Agent within 30 days after the earlier of (i) the delivery of the Title Commitments to the Agent, or (ii) the expiration of such 45-day period. Concurrently with the delivery of the Title Policies or the Title Commitments, as the case may be, the Borrower will furnish copies of (i) all instruments of record and (ii) all other documents specified in the Title Commitments or Title Policies, as the case may be, encumbering or otherwise affecting the Mortgage Properties;

                  (b) the Surveys, redated to a date not more than 90 days prior to the date of the Mortgage Notice, together with such certificates since such redating as the Title Insurer may require in order to issue the Title Policies and Title Commitments as hereinabove provided;

                  (c) opinions (dated the date on which the Mortgages are delivered to the Agent) of local counsel to be issued to the Agent and the Banks to the effect set forth in Exhibit G-1 to the 1994 Credit Agreement (with such changes thereto as the Agent shall reasonably request) and also to the effect that the Mortgages have been duly authorized, executed and delivered by the respective Mortgagors and, in the case of the Mortgages covering the Mortgage Property in the State of Missouri, by the trustee designated therein (such trustee to be specified by the Borrower with the approval of the Agent), and that such trustee has full power and authority to serve in such capacity and to exercise all rights and powers under such Mortgage;

                  (d) evidence satisfactory to the Agent of (i) the due recordation of the Mortgages and filing of financing statements reasonably satisfactory to the Agent in connection therewith in the appropriate recording and filing offices and (ii) the payment of all filing and recording fees and expenses, of any mortgage, mortgage recording,




                                CREDIT AGREEMENT
         intangibles or other tax payable in connection with the Mortgages or the obligations secured thereby, and of the premiums for the Title Policies and all other charges in connection therewith;

                  (e) such affidavits, releases, indemnities, undertakings or other documents as the Title Insurer may require in order to issue the Title Policies as hereinabove provided;

                  (f) such direct access reinsurance agreements with such other title insurance companies on such forms and in such amounts, all as the Majority Banks shall reasonably require;

                  (g) if so requested by the Majority Banks (through the Agent), an appraisal of the Mortgage Properties, in form and substance satisfactory to the Majority Banks, complying with the Appraisal Policies and Review Procedures of the Board of Governors of the Federal Reserve System (12 CFR Part 323);

                  (h)  the   hazard,   flood   and   other   insurance  policies
         required by the Mortgages; and

                  (i) if so requested by the Majority Banks (through the Agent), an environmental survey and assessment covering each of the Mortgage Properties.

If any Subsidiary Guarantor or the Borrower shall acquire any real property other than the Mortgage Properties after the date of this Agreement, the Borrower shall give notice thereof to the Agent, and the Majority Banks may, by notice to the Borrower (through the Agent) require the Borrower to grant or cause such Subsidiary Guarantor to grant a mortgage on such real property (a "SUPPLEMENTAL MORTGAGE") to the Agent, in such form as the Majority Banks shall reasonably require, as additional security for the obligations secured by the Mortgages, in which event the Borrower, within 45 days after the giving of such notice to it, shall grant, or cause such Subsidiary Guarantor to grant, such Supplemental Mortgage to the Agent together with such other documents of the types specified above in this Section 8.22 as the Majority Banks may reasonably require.

                  8.23 ENVIRONMENTAL MATTERS. The Borrower will, and will cause each of its Subsidiaries to, comply in all material respect with all
Environmental Laws now or hereafter applicable to the Borrower and its Subsidiaries, and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other




                                CREDIT AGREEMENT

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                                     - 98 -



authorizations necessary for its operations and maintain such authorizations in full force and effect.

                  8.24 CERTAIN CORPORATE ACTIONS. Except as expressly permitted by this Agreement, the Borrower will not, nor will the Borrower permit any of its Subsidiaries to, enter into any transaction (other than the Borrower's initial public offering, the merger of Journal Register LLC with and into the Borrower, the Management Bonus Plan or the Stock Incentive Plan) or take any action that would result in an "ownership change" of the Borrower or any Subsidiary as described in Section 382 of the Code.

                  8.25  CERTAIN OBLIGATIONS RESPECTING SUBSIDIARIES.

                  (a) The Borrower will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that (i) each of its Subsidiaries at all times is a Wholly Owned Subsidiary (except for any stock or other equity interests of such Subsidiary which is owned by a third party as of the Effective Date, as listed in Schedule IV hereto) and (ii) each of its Subsidiaries is and becomes a party to the Subsidiary Guarantee and the JCI/JNI Security Agreement, PROVIDED that, in the event of any Subsidiary organized as a partnership or limited liability company, the Borrower shall cause each of the partners or members thereof, as the case may be, to enter into a pledge agreement in form and substance satisfactory to the Agent pursuant to which the Agent, on behalf of the Banks, shall be granted a first prior perfected security interest in all of the equity interests of such partnership or limited liability company to secure the obligations owing to the Banks hereunder and under the other Credit Documents, subject to no other Lien (and the organizational document for such partnership or limited liability company shall expressly authorize each such partner or member to so pledge its equity interests therein and shall contain no other restriction against the Agent enforcing such security interest and transferring such equity interests to a third party). In the event that any such additional shares of stock or other equity interests shall be issued by any Subsidiary of the Borrower, the Borrower agrees forthwith to, and to cause its Subsidiaries to, deliver to the Agent pursuant to the Security Documents the certificates (if any) evidencing such shares of stock or other equity interests, accompanied by undated stock powers executed in blank and to take such other action as the Agent shall request to perfect the security interest created therein pursuant to the Security Documents.

                  (b) The Borrower will not permit any of its Subsidiaries to enter into, after the date of this Agreement, any




                                CREDIT AGREEMENT
indenture,   agreement,  instrument  or  other  arrangement  that,  directly  or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens, the declaration or payment of dividends, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of Property.

                  8.26 INACTIVE SUBSIDIARIES. Anything in this Agreement to the contrary notwithstanding, the Borrower will not, nor will the Borrower permit any of its Subsidiaries to, engage in any transaction or any other business with or for the benefit of any Inactive Subsidiary. Anything in this Agreement to the contrary notwithstanding, the Borrower will not permit any of its Inactive Subsidiaries to engage in any business or create or incur any Indebtedness or create or incur any other obligations (contingent or otherwise) after the date hereof.


                  Section  9.  EVENTS  OF  DEFAULT.   If  one  or  more  of  the
following events (herein called "EVENTS OF DEFAULT") shall occur and be continuing:

                    (a) the Borrower shall default in the payment (including any required prepayment) when due of any principal of or interest on any Loan or any other amount payable by the Borrower hereunder or under any of the other Credit Documents; or any Obligor shall default in the payment when due of any amount payable by such Obligor under any of the Credit Documents; or

                    (b) the Borrower or any of its Subsidiaries shall default in the payment when due of any principal of or interest on any of its Indebtedness (other than as described in paragraph (a) above) aggregating $2,000,000 or more, or in the payment when due of any amount under any Interest Rate Protection Agreement for a notional principal amount exceeding $1,000,000; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness or any event specified in any Interest Rate Protection Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities




                                CREDIT AGREEMENT
               evidencing such Indebtedness trade at a level specified in relation to the par value thereof or, in the case of an Interest Rate Protection Agreement, to permit the payments owing under such Interest Rate Protection Agreement to be liquidated; or

                    (c) any  representation,  warranty or certification  made or deemed made by any Obligor in any Transaction Document (or in any modification or supplement thereto), or in any certificate furnished to any Bank or the Agent pursuant to the provisions thereof, shall prove to have been false or misleading as of the time made, deemed made or furnished in any material respect; or

                    (d) the Borrower shall default in the  performance of any of its obligations  under clause (f) of Section 8.01 hereof,  clause
               (a) of Section 8.03 hereof (as to the obligation to maintain the corporate existence of the Borrower and its Subsidiaries only), clause (a) of Section 8.04 hereof, Sections 8.05 through 8.22 (inclusive) hereof or Section 8.25 hereof; or the Borrower or any other Obligor shall default in the performance of any of its or their other obligations hereunder or under any of the other Credit Documents to which the Borrower or any other Obligor is a party and such default shall continue unremedied for a period of 30 days after notice thereof to the Borrower by the Agent or any Bank (through the Agent); or

                    (e) the Borrower or any of its  Subsidiaries  shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                    (f) the Borrower or any of its Subsidiaries  shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                    (g) a  proceeding  or case shall be  commenced,  without the application or consent of the Borrower or any of its




                                CREDIT AGREEMENT

               Subsidiaries, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or such Subsidiary or of all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

                    (h) a final  judgment or judgments  for the payment of money in excess of $2,000,000 in the aggregate shall be rendered by a court or courts against the Borrower and/or any of its Subsidiaries and the same shall not be discharged (or adequate provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 45 days from the date of entry thereof and the Borrower or such Subsidiary shall not, within said period of 45 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                    (i) an event  or  condition  specified  in  Section  8.01(e)
               hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Borrower or any ERISA Affiliate shall incur or in the opinion of the Majority Banks shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which is material in relation to the financial condition, business, operations, prospects, assets, liabilities or capitalization of the Borrower and its Subsidiaries taken as a whole; or

                    (j) except for any  expiration or  termination in accordance with its terms or resulting from any action by the Agent or any Bank, any of the Liens created by the Security Documents or, if the same have been executed and delivered by the individual parties thereto and be in effect, any of the Mortgages, shall not constitute a valid and perfected Lien on the collateral described therein (to




                                CREDIT AGREEMENT
               the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Agent, free and clear of all other Liens (other than Permitted Liens); or except for expiration in accordance with its terms, any of the Security Documents (in the case of any of the Mortgages, if the same have been executed and delivered by the individual parties thereto) shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Borrower or any other Obligor; or if the Mortgagor under any Mortgage covering any Mortgage Property located in Missouri (if the Mortgage relating to such Mortgage Property shall have been executed and delivered by the individual parties thereto and be in effect) shall give notice to any of the Agent and the Banks terminating the operation of such Mortgage as security for Loans made hereunder or obligations incurred hereunder after the date on which such notice is given; or

                    (k)  Any  of  the  following   events  shall  occur  and  be
               continuing:

                           (i) any person or group  (within  the meaning of Rule
                  13d-5 under the  Securities  Exchange Act of 1934,  as amended
                  (the "EXCHANGE ACT") and Section 13(d) and 14(d) of the Exchange Act (other than Warburg and the Warburg Affiliates) becomes, directly or indirectly, in a single transaction or in a related series of transactions by way of merger, consolidation or other business combination or otherwise, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 35% (or such higher percentage as shall be owned at such time by Warburg and/or the Warburg Affiliates) of the capital stock of the Borrower on a fully-diluted basis (in other words, giving effect to the exercise of any warrants, options and conversion and other rights); or

                           (ii) a  majority  of the  Board of  Directors  of the
                  Borrower shall no longer be composed of individuals (x) who are members of said Board on the Effective Date, (y) whose election or nomination to said Board has been approved by individuals referred to in the foregoing clause (x) constituting at the time of such election or nomination at least a majority of said Board or (z) whose election or nomination to said Board was approved by individuals referred to in the foregoing clauses (x) and (y) constituting at the time of such election or nomination at least a majority of said Board;




                                CREDIT AGREEMENT

                  (l) any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body takes any final and nonappealable action which has the effect of reducing (i) the net operating loss carryforwards referred to in Section 7.24 hereof to an amount below an amount (the "ADJUSTED NOL") equal to the excess of $260,000,000 over the amount of any net operating loss carryforwards utilized after December 31, 1993 against income of JNI and JCI and their respective Subsidiaries, or the effect of materially limiting the use of the Adjusted NOL or (ii) the interest carryforwards referred to in Section 7.24 hereof below an amount (the "ADJUSTED INTEREST CARRYFORWARD") equal to the excess of $19,000,000 over the amount of any interest carryforwards utilized after December 31, 1993 against income of JNI and JCI and their respective Subsidiaries, or the effect of materially limiting the use of the Adjusted Interest Carryforward; or

                  (n) there shall have been asserted against the Borrower or any of its Subsidiaries an Environmental Claim that, in the judgment of the Majority Banks is reasonably likely to be determined adversely against the Borrower or such Subsidiary, and the amount thereof (either individually or in the aggregate) is reasonably likely to have a Material Adverse Effect (insofar as such amount is payable by the Borrower or such Subsidiary but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor);

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 9 with respect to any Obligor, (A) the Agent may and, upon request of the Majority Banks shall, by notice to the Borrower, terminate the Commitments and they shall thereupon terminate, and (B) the Agent may and, upon request of the Majority Banks shall, by notice to the Borrower declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 9 with respect to any Obligor, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including, without limitation, any amounts




                                CREDIT AGREEMENT
payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.


                  Section 10.  THE AGENT.

                  10.01 APPOINTMENT, POWERS AND IMMUNITIES. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Credit Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 10.05 and the first sentence of Section 10.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents, and shall not by reason of this Agreement or any other Credit Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or in any other Transaction Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Transaction Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Transaction Document or any other document referred to or provided for herein or therein or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Credit Document; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Credit Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Agent, together with the consent of the Borrower to such assignment or transfer (to the extent provided in Section 11.06(b) hereof). No Managing Agent, Co-Agent or Lead Manager referred to on the cover page or the signature pages of




                                CREDIT AGREEMENT
this Agreement shall have any rights or obligations under this Agreement except in its capacity as a "Bank" hereunder.

                  10.02 RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Credit Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Banks or, if provided herein, in accordance with the instructions given by the Majority Revolving Credit Banks, the Majority Term Loan Banks or all of the Banks as is required in such circumstance, and such instructions of such Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

                  10.03 DEFAULTS. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall (subject to Section 10.07 hereof) take such action with respect to such Default as shall be directed by the Majority Banks or, if provided herein, the Majority Revolving Credit Banks or the Majority Term Loan Banks, PROVIDED that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Banks, the Majority Revolving Credit Banks, the Majority Term Loan Banks or all of the Banks.

                  10.04 RIGHTS AS A BANK. With respect to its Commitments and the Loans made by it, Chase (and any successor acting as Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Chase (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Bank) accept deposits




                                CREDIT AGREEMENT
from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Subsidiaries or Affiliates) as if it were not acting as the Agent, and Chase and its affiliates may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

                  10.05 INDEMNIFICATION. The Banks agree to indemnify the Agent (to the extent not reimbursed under Section 11.03 hereof, but without limiting the obligations of the Borrower under said Section 11.03) ratably in accordance with the aggregate principal amount of the Loans held by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Bank) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Transaction Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Borrower is obligated to pay under Section 11.03 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, PROVIDED that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                  10.06 NON-RELIANCE ON AGENT AND OTHER BANKS. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Credit Document. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any of the other Credit Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Borrower or any of its Subsidiaries. Except for notices, reports and other




                                CREDIT AGREEMENT
documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the Security Documents or delivered to the Agent with the intent that such notices, reports and other documents and information shall be distributed to the Banks pursuant to the terms hereof, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any of its Subsidiaries (or any of its affiliates) that may come into the possession of the Agent or any of its affiliates.

                  10.07 FAILURE TO ACT. Except for action expressly required of the Agent hereunder and under the other Credit Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Banks of their indemnification obligations under Section 10.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

                  10.08 RESIGNATION OR REMOVAL OF AGENT. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower, and the Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank which has an office in the United States of America, with a combined capital and surplus of at least $500,000,000, PROVIDED that if such successor Agent shall not have an office in New York, New York at which payments hereunder and notices delivered hereunder and under the Security Documents are to be made, then the parties hereto agree to effect such modifications to this Agreement and the Security Documents as shall be appropriate to permit such payments to be made and such notices to be delivered to a non-New York office. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any




                                CREDIT AGREEMENT
actions taken or omitted to be taken by it while it was acting as the Agent.

                  10.09 CONSENTS UNDER OTHER CREDIT DOCUMENTS. Except as otherwise provided in Section 11.04 hereof with respect to this Agreement and the Notes, the Agent may, with the prior written consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Credit Documents or agree to additional obligations being secured by the Collateral under and as defined in the relevant Security Document if the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by the relevant Security Document (except that no such consent shall be required for Liens securing Permitted Additional Debt incurred as permitted by Section 8.07(e) hereof if such Liens may be PARI PASSU with the Liens in favor of the Agent for the benefit of the Banks as permitted by said
Section 8.07(e)), PROVIDED that, without the prior consent of each Lender, the Agent shall not (except as expressly provided herein or in the Credit Documents)
(a) release any collateral or otherwise terminate any Lien under any Credit Document providing for collateral security, or agree to any other additional obligations being secured by such collateral security, except that no such consent shall be required, and the Agent is hereby authorized, to release any Lien covering Property that is the subject of a Disposition of Property permitted hereby or by any of the other Credit Documents or to which the Required Lenders have consented or (b) release the Borrower or any Subsidiary Guarantor from its obligations under the Credit Documents except that no such consent shall be required, and the Agent is hereby authorized, to release any Subsidiary Guarantor from its obligations under the Credit Documents in connection with the Disposition by the Borrower (or any of its Subsidiaries) of all of the capital stock of such Subsidiary Guarantor, if owned by the Borrower, or the Disposition by such Subsidiary Guarantor of all of the Property of such Subsidiary Guarantor, in either case, as permitted hereby or by any of the other Credit Documents or with respect to which the Required Lenders have consented.


                  Section 11.  MISCELLANEOUS.

                  11.01 WAIVER. No failure on the part of the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right,




                                CREDIT AGREEMENT
power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  11.02 NOTICES. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement or any Note) shall be given or made by telecopy, telegraph, cable or otherwise in writing and telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at (i) in the case of the Borrower and the Agent, the "Address for Notices" specified below its name on the signature pages hereof and (ii) in the case of each of the Banks, the address (or telecopy number) set forth in its Administrative Questionnaire; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  11.03 EXPENSES, ETC. The Borrower agrees to pay or reimburse each of the Banks and the Agent for: (a) all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents, the making of the Loans hereunder and the syndication of the credit facilities hereby provided and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the other Credit Documents (whether or not consummated); (b) all reasonable out-of-pocket costs and expenses of the Banks and the Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 11.03; (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Credit Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with




                                CREDIT AGREEMENT
any filing, registration, recording or perfection of any security interest contemplated by any Credit Document or any other document referred to therein; and (d) all costs, expenses and other charges in respect of title insurance procured with respect to the Liens created pursuant to the Mortgages.

                  The Borrower hereby agrees to indemnify the Agent and each Bank and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Agent or any Bank, whether or not the Agent or any Bank is a party thereto) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the Loans hereunder or any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). Without limiting the generality of the foregoing, the Borrower will indemnify the Agent and each Bank from, and hold the Agent and each Bank harmless against, any losses, liabilities, claims, damages or expenses described in the preceding sentence (including any Lien filed against any Mortgage Property or any part of the Property covered thereby thereunder in favor of any governmental entity, but excluding, as provided in the preceding sentence, any loss, liability, claim, damage or expense incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) arising under any Environmental Law as a result of the past, present or future operations of the Borrower or any of its Subsidiaries (or any predecessor in interest to the Borrower or any of its Subsidiaries), or the past, present or future condition of any site or facility owned, operated or leased at any time by the Borrower or any of its Subsidiaries (or any such predecessor in interest), or any Release or threatened Release of any Hazardous Materials at or from any such site or facility, including any such Release or threatened Release that shall occur during any period when the Agent or any Bank shall be in possession of any such site or facility following the exercise by the Agent or any Bank of any of its rights and remedies hereunder or under any of the Security Documents.





                                CREDIT AGREEMENT

                  11.04 AMENDMENTS, ETC. Except as otherwise expressly provided herein, any provision of this Agreement or the Notes or any of the other Credit Documents may be amended or modified only by an instrument signed by the Borrower and the Majority Banks, or by the Borrower and the Agent acting with the written consent of the Majority Banks, and any provision of this Agreement or any of the other Credit Documents may be waived by the Majority Banks or by the Agent acting with the consent of the Majority Banks; PROVIDED that: (i) no amendment, modification or waiver shall: (a) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of the Commitments of a Bank without the consent of such Bank, (b) extend the date fixed for the scheduled payment of principal of or interest on any Loan held by any Bank or any fee or waive any Event of Default arising by reason of a failure to pay any such principal or interest or fee without the consent of such Bank,
(c) reduce the amount of any payment of principal thereof or the rate at which interest is payable thereon or any fee is payable hereunder without the consent of such Bank, (d) alter the terms of this Section 11.04 without the consent of all of the Banks, or (e) amend the definition of the term "Majority Banks", "Majority Revolving Credit Banks", "Majority Term Loan Banks", "Lender" or
"Required Lenders", or modify in any other manner the number or percentage of the Banks required to make any determinations or waive any rights hereunder or to modify any provision hereof or thereof without the consent of all of the Banks and any amendment, modification or waiver of the definition of the terms
"Lender" and "Required Lenders" or other modification of the number or percentage of the Lenders required to make any determinations to be made by any or all of the Lenders or waive any rights in favor of the Lenders or modifying any provision thereof shall also require the consent of all of the Lenders; (ii) any amendment, modification or waiver of (a) any of the conditions precedent specified in Section 6.02 hereof with respect to the making of Revolving Credit Loans shall require the consent of the Majority Revolving Credit Banks and (b) any of the conditions precedent to the making of any Series of PAD Loans other than the requirements of Sections 2.01(e) hereof shall require only the consent of Banks holding at least 60% of the related Series of PAD Commitments for such PAD Loans; and (iii) any amendment of Section 10 hereof, or which alters the rights or obligations of the Agent hereunder or under any of the other Credit Documents, shall require the consent of the Agent.

                  11.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.





                                CREDIT AGREEMENT

                  11.06  ASSIGNMENTS AND PARTICIPATIONS.

                  (a) The Borrower may not assign its rights or obligations hereunder or under the Notes without the prior consent of all of the Banks and the Agent.

                  (b) Each Bank may assign any of its Loans, its Notes, and its Commitments (but only with the consent of, in the case of its outstanding Commitments, the Borrower and the Agent, which consent shall not be unreasonably withheld); PROVIDED that (i) no such consent by the Borrower or the Agent shall be required in the case of any assignment to another Bank and no consent by the Borrower shall be required if a Default has occurred and is continuing; (ii) each such assignment shall be in an amount such that, after giving effect to such assignment, the sum of (A) the aggregate amount of the unused Commitments (if the Commitments are then in effect) of each of the assignor Bank and the assignee bank PLUS (B) the aggregate amount of the Loans held by each of the assignor Bank and the assignee bank shall be equal to or greater than $5,000,000 (unless, after giving effect to such assignment and all other such assignments by such assigning Bank occurring simultaneously or substantially simultaneously therewith, such assigning Bank shall hold no Commitments or Loans hereunder);
(iii) each such assignment by a Bank of its Revolving Credit Loans, Revolving Credit Note or Revolving Credit Commitment shall be made in such manner so that the same portion of its Revolving Credit Loans, Revolving Credit Note and Revolving Credit Commitment is assigned to the respective assignee; (iv) each such assignment by a Bank of its Term Loans and Term Note shall be made in such manner so that the same portion of its Term Loans and Term Note is assigned to the respective assignee; and (v) each such assignment by a Bank of its PAD Loans of a particular Series or PAD Commitments of a particular Series and PAD Note for PAD Loans of such Series shall be made in such manner so that the same portion of its PAD Loans of such Series and PAD Commitment of such Series and PAD Note for PAD Loans of such Series is assigned to the respective assignee. Upon execution and delivery by the assignee to the Borrower and the Agent of an instrument in writing pursuant to which such assignee agrees to become a "Bank" hereunder (if not already a Bank) having the Commitment(s) and Loans specified in such instrument, and upon consent thereto by the Borrower and the Agent, to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Borrower and the Agent), the obligations, rights and benefits of a Bank hereunder holding the Commitment(s) and Loans (or portions thereof) assigned to it (in addition to the Commitment(s) and Loans, if any, theretofore held by such assignee) and the assigning Bank shall, to the extent of




                                CREDIT AGREEMENT
such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. Upon each such assignment the assigning Bank shall pay the Agent an assignment fee of $3,000.

                  (c) A Bank may sell or agree to sell to one or more other Persons a participation in all or any part of any Loan held by it or Loans made or to be made by it, in which event each such participant shall be entitled to the rights and benefits of the provisions of Section 8.01(k) hereof with respect to its participation in such Loan as if (and the Borrower shall be directly obligated to such participant under such provisions as if) such participant were a "Bank" for purposes of said Section, but shall not have any other rights or benefits under this Agreement or any Note (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement (the "PARTICIPATION AGREEMENT") executed by such Bank in favor of the participant). All amounts payable by the Borrower to any Bank under Section 5 hereof shall be determined as if such Bank had not sold or agreed to sell any participations in such Loan and as if such Bank were funding all of such Loan in the same way that it is funding the portion of such Loan in which no participations have been sold. In no event shall a Bank that sells a participation be obligated to the participant under the Participation Agreement to take or refrain from taking any action hereunder or under such Bank's Note except that such Bank may agree in the Participation Agreement that it will not, without the consent of the participant, agree to (i) the increase or extension of the term, or the extension of the time or waiver of any requirement for the reduction or termination, of such Bank's Commitments, (ii) the extension of any date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fees payable to the participant, (iii) the reduction of any payment of principal thereof, (iv) the reduction of the rate at which either interest is payable thereon or (if the participant is entitled to any part thereof) commitment fee is payable hereunder to a level below the rate at which the participant is entitled to receive interest or commitment fee (as the case may be) in respect of such participation or (v) release any collateral or otherwise terminate any Lien under the Security Documents (other than in connection with the Disposition of Property permitted hereunder or to which the Majority Banks have consented hereunder).

                  (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 11.06, any Bank may (without notice to the Borrower, the Agent or any other Bank and without payment of any fee) (i) assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and




                                CREDIT AGREEMENT
any Operating Circular issued by such Federal Reserve Bank and (ii) assign all or any portion of its rights under this Agreement and its Loans and its Notes to an affiliate of such Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

                  (e) A Bank may furnish any information concerning the Borrower and/or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.12 hereof.

                  (f) Anything in this Section 11.06 to the contrary notwithstanding, no Bank may assign or participate any interest in any Loan held by it hereunder to the Borrower or any of its Subsidiaries or any Affiliates without the prior consent of each Bank.

                  11.07 SURVIVAL. The obligations of the Borrower under Sections 5.01, 5.05 and 11.03 hereof, and the obligations of the Banks under Section
10.05 hereof, shall survive the repayment of the Loans and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any Loan, herein or pursuant hereto shall survive the making of such representation and warranty, and no Bank shall be deemed to have waived, by reason of making any Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Bank or the Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

                  11.08 CAPTIONS. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  11.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  11.10 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York County for the




                                CREDIT AGREEMENT
purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  11.11 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  11.12 CONFIDENTIALITY. Each Bank and the Agent agrees to keep confidential, in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, all non-public information provided to such Bank by or on behalf of the Borrower or any of its Subsidiaries or Affiliates in connection with this Agreement and identified as being confidential at the time the same is delivered to the Banks or the Agent; PROVIDED that any Bank or the Agent may disclose such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to counsel for any of the Banks or the Agent, (c) to bank examiners, auditors or accountants, (d) to the Agent or any other Bank (or to Chase Securities Inc.), (e) in connection with any litigation to which any one or more of the Banks or the Agent is a party, (f) to a subsidiary or affiliate of any Bank or the Agent, (g) to any assignee or participant (or prospective assignee or participant) of or in any Loans so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Bank a Confidentiality Agreement substantially in the form of Exhibit D hereto, (h) to any other Person in the course of the enforcement of any Bank's or the Agent's rights or remedies hereunder or under any other Credit Document, (i) to any other creditor of any Obligor at any time during the continuance of an Event of Default or (j) that subsequently becomes publicly available (other than by reason of a breach by any Bank or the Agent of its obligations under this Section 11.12).




                                CREDIT AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written.



                             JOURNAL REGISTER COMPANY


                             By /S/ JEAN B. CLIFTON
                               ------------------------------
                             Name: Jean B. Clifton
                             Title:  Executive Vice President &
                                       Chief Financial Officer




                                CREDIT AGREEMENT

                            AGENT

                            THE CHASE MANHATTAN BANK,
                            individually and as Agent


                            By /S/ MARY E. BACON
                              -----------------------------
                              Name: Mary E. Bacon
                              Title: Vice President


                            MANAGING AGENTS

                            THE BANK OF NEW YORK


                            By /S/ MARCUS C. JONES
                              -----------------------------
                              Name: Marcus C. Jones
                              Title:  Assistant Vice President


                            CIBC, INC.


                            By /S/ CYNTHIA H. MCCAHILL
                              -----------------------------
                              Name:  Cynthia H. McCahill
                              Title: Director


                            FLEET NATIONAL BANK


                            By /S/ ADAM BESTER
                              -----------------------------
                              Name: Adam Bester
                              Title: Senior Vice President


                            KEYBANK NATIONAL ASSOCIATION


                            By /S/ KENNETH J. KEELER
                              -----------------------------
                              Name:  Kenneth J. Keeler
                              Title: Vice President







                                CREDIT AGREEMENT

                            CO-AGENTS


                            TORONTO DOMINION (NEW YORK), INC.


                            By /S/ JORGE GARCIA
                              -----------------------------
                              Name: Jorge Garcia
                              Title:  Vice President


                            NATIONSBANK OF TEXAS, N.A.



                            By /S/ PAMELA S. KURTZMAN
                              -----------------------------
                              Name: Pamela S. Kurtzman
                              Title:  Vice President


                            LEAD MANAGERS


                            CORESTATES BANK


                            By /S/ EDWARD L. KITRELL
                              -----------------------------
                              Name:  Edward L. Kitrell
                              Title:  Vice President


                            OTHER BANKS


                            ABN-AMRO BANK, N.V.


                            By /S/ FRANCES O. LOGAN
                              -----------------------------
                              Name: Frances O. Logan
                              Title:  Group Vice President


                            By /S/ LAURA G. FAZIO
                              -----------------------------
                              Name:   Laura G. Fazio
                              Title:  Group Vice President & Director





                                CREDIT AGREEMENT

                            BANK OF HAWAII


                            By /S/ J. BRYAN SCEARCE
                              -----------------------------
                              Name: J. Bryan Scearce
                              Title: Vice President


                            FIRST NATIONAL BANK OF MARYLAND



                            By /S/ W. BLAKE HAMPSON
                              -----------------------------
                              Name: W. Blake Hampson
                              Title: Vice President


                            FIRST HAWAIIAN BANK


                            By /S/ BRUCE E. HELBERG
                              -----------------------------
                              Name: Bruce E. Helberg
                              Title: Assistant Vice President


                            GREAT WEST LIFE & ANNUITY
                              INSURANCE COMPANY


                            By /S/ ERNIE P. FRIESEN
                              -----------------------------
                              Name:  Ernie P. Friesen
                              Title: Assistant Vice President
                                     Investments


                            By /S/ MARK CORBETT
                              -----------------------------
                              Name:  Mark Corbett
                              Title: Vice President
                                     Private Placement Investments

                            MICHIGAN NATIONAL BANK


                            By /S/ JEFFREY W. BILLIG
                              -----------------------------
                              Name:  Jeffrey W. Billig
                              Title: Commercial Relationship Manager





                                CREDIT AGREEMENT

                            SOCIETE GENERALE


                            By /S/ MARK VIGIL
                              -----------------------------
                              Name:  Mark Vigil
                              Title:  Vice President


                            UNION BANK OF CALIFORNIA, N.A.


                            By /S/ ROBERT L. WILSON
                              -----------------------------
                              Name: Robert L. Wilson
                              Title: Vice President


                            SUMMIT BANK AS SUCCESSOR TO
                            UNITED JERSEY BANK CENTRAL, N.A.


                            By /S/ HENRY G. KUSH, JR.
                              -----------------------------
                              Name: Henry G. Kush, Jr.
                              Title: Vice President


                           VAN KAMPEN AMERICAN CAPITAL
                             PRIME RATE INCOME TRUST


                            By /S/ JEFFREY W. MAILLET
                              -----------------------------
                              Name:  Jeffrey W. Maillet
                              Title:  Senior Vice President &
                                      Director


                            MERRILL LYNCH SENIOR FLOATING
                              RATE FUND, INC.


                           By /S/ ANTHONY R. CLEMENTE
                              -----------------------------
                              Name:  Anthony R. Clemente
                              Title:  Authorized Sigantory






                                CREDIT AGREEMENT

                           DEEPROCK & COMPANY

                           By EATON VANCE MANAGEMENT,
                              as Investment Advisor


                           By /S/ SCOTT H. PAGE
                             -----------------------------
                             Name: Scott H. Page
                             Title: Vice President






                                CREDIT AGREEMENT

                                                                        ANNEX 1


                              COMMITMENTS AND LOANS


                                 [See BII\78737]

                                                                         ANNEX 2



                            ADJUSTMENTS TO CASH FLOW
                            ------------------------

                                                                    AMOUNT OF
               CALENDAR MONTH                                       INCREASE
               --------------                                       ---------

               October 1995                                         $26,380

               November 1995                                        $27,469

               December 1995                                        $25,007

               January 1996                                         $24,300

               February 1996                                        $23,681

               March 1996                                           $25,928

               April 1996                                           $25,317

               May 1996                                             $26,706

               June 1996                                            $24,295

               July 1996                                            $24,300

               August 1996                                          $25,311

               September 1996                                       $26,145

               October 1996                                         $26,380

               November 1996                                        $27,469

               December 1996                                        $25,007

               January 1997                                         $20,819

               February 1997                                        $20,505

               March 1997                                           $21,369

               April 1997                                           $21,436

               May 1997                                             $21,853

               June 1997                                            $20,555




                                     ANNEX 2

                                                                        ANNEX 3



                           NEN PERMITTED DISPOSITIONS
                           --------------------------


PROPERTY                                                              NET RETURN
--------                                                              ----------

20 Isham Road, West Hartford, CT (Imprint News)                       $  400,000
359 New Haven Avenue, Milford, CT (Citizen)                           $  400,000
120 N. Fair Street, Guilford, CT (Shoreline Times)                    $  400,000
7-15 Franklin Square, New Britain, CT (Circ)                          $   75,000
1522 Hopemeadow St., Simsbury, CT (FVH)                               $  100,000
Old Lake County, Ohio Facility                                        $  400,000
                                                             Total    $1,775,000

                                     ANNEX 3

                                                                     SCHEDULE I









                             CONSENTS AND APPROVALS


- Lease Agreement, dated 8/12/92 between Herald Publishing Company and Tokai Financial Services, Inc. (Digital Copier).

- Master Lease No. 1748, dated 5/1/93 between The Herald Publishing Company and NELCO, Ltd. (Macintosh Computer Equipment).

- Lease, (no date) between Herald Publishing Co. and Master Lease Corporation (card access system).

- Lease, dated 10/10/90 between The Herald Publishing Company and Master Lease Corporation (Security System).

- Forms UCC-1 evidencing the security interest of Fleet Bank in the assets of The Herald Publishing Company (Forms UCC-3 to be filed promptly following the closing of the New Britain Acquisition).





                                   SCHEDULE I

                                                                    SCHEDULE II


                                   LITIGATION


The following is a list of current or pending litigation matters. No assurances can be made as to the outcome of these actions.

JOURNAL NEWS, INC.

1. MCKEAN, ET AL. V. JOURNAL NEWS, INC., ET AL. - Field in Cuyahoga County, Ohio, Court of Common Pleas - suit for judgment, personal injury claim. Insurance coverage has been acknowledged by insurance company.


THE NEW HAVEN REGISTER

1. RALPH RICCITELLI V. ANDREW CAMERA AND THE NEW HAVEN REGISTER - Personal injury claim. Case is continuing. Insurance coverage has been acknowledged by insurance company.

2. EUGENE STACY V. THE NEW HAVEN REGISTER - Personal injury claim. Case is continuing.

3. JOHN ARDOLINO - Personal injury claim. Case is continuing. Insurance coverage has been acknowledged by insurance company.

4.       BRENDON LYDEN - Personal injury claim.  Case is continuing.

5. JENNIFER WELLS - Personal injury claim. Case is continuing. Insurance coverage has been acknowledged by insurance company.

6.       RODNEY BYRICH - Personal injury claim.  Case is continuing.

7. WILLIAM B. JONES V. THE NEW HAVEN REGISTER - Civil lawsuit. Case is continuing.

8. NORITA LITTLES V. MICHAEL RYAN AND THE NEW HAVEN REGISTER - Personal injury claim. Case is continuing.

9. JAMES MORCALDI V. THE NEW HAVEN REGISTER - Personal injury claim. Case is continuing.

10. OFFICE OF CONNECTICUT ATTORNEY GENERAL INVESTIGATION - Investigation by the Connecticut Attorney General's office of a complaint regarding classified advertising in the New Haven Register. The investigation concerns whether an aspect of the New Haven Register's cross-selling program with certain affiliated weekly newspapers constitutes a violation of Connecticut or federal antitrust laws. No judicial or administrative proceeding has been brought as a result of this investigation, and it is too early to



                                   SCHEDULE II
         predict whether such a proceeding will be brought or what the outcome would be. Nonetheless, the Company believes that there are substantial arguments that the practice at issue does not violate applicable antitrust laws.


LORIAN JOURNAL COMPANY

1. JAMES YOUNG V. THE MORNING JOURNAL, ET AL. - Filed in Lorain County Court of Common Pleas. Defamation claim. Insurance coverage has been acknowledged by the insurance company.

2. WORKERS' COMPENSATION CLAIM AGAINST THE MORNING JOURNAL BY RENALDO ORTIZ - Workers' Compensation claim.

3. JESUSA YBARRA AND EMILIO YBARRA JR. VS. THE MORNING JOURNAL - Filed in Lorain County Court of Common Pleas. Accident injury. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

4. ROBERT E. RHODES JR. V. THE LORAIN JOURNAL, INC. - Filed in Huron County Common Pleas Court. Accident injury. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

5. KYLE LEE GHOLSON V. THE MORNING JOURNAL AND ANDERSON MOLINA - Filed in Lorain County Court of Common Pleas. Accident injury. Case is continuing. Insurance coverage has been acknowledged by the insurance company.


MISSISSIPPI VALLEY OFFSET

1. JACK FOWLER V. MISSISSIPPI VALLEY OFFSET, INC. - Workers' Compensation claim. Case continuing.


SUBURBAN PUBLICATIONS, INC.

1. JEFFREY N. KALE VS. SUBURBAN PUBLICATIONS, INC. - Filed in Court of Common Pleas, Montgomery County, PA. Claim for unpaid legal fees by his client resulting from out of court settlement of case. Case is continuing.


DAILY LOCAL NEWS COMPANY OF WEST CHESTER, PA.

1.       STEGER V. DAILY LOCAL NEWS - Libel case.  Case is continuing.

2.       WOLFE V. DAILY LOCAL NEWS - Libel case.  Case is continuing.



                                   SCHEDULE II

TROY PUBLISHING COMPANY, INC.

1. NYS UNEMPLOYMENT INSURANCE DIVISION V. THE RECORD - Employee vs. Independent Contractor claim. Case is continuing.

2.       DAVID DEAN V. THE RECORD - Libel case.  Case is continuing.

3.       DEMERRITI V. THE RECORD - Case is continuing.


CAPITOL CITY PUBLISHING

1. SOUTH JERSEY REGIONAL AIRPORT V. THE TRENTONIAN - Libel case. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

2. ACTIVE PET SUPPLIES V. THE TRENTONIAN - Libel case. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

3. RICHART V. THE TRENTONIAN - Libel case. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

4. SHERMAN V. THE TRENTONIAN - Invasion of privacy. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

5. NARO V. THE TRENTONIAN - Libel. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

6. PHELPS V. THE TRENTONIAN - Injury. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

7. HORYD V. THE TRENTONIAN - Defamation and trespass. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

8. OLENDER V. THE TRENTONIAN - Defamation. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

9. WESLEY V. THE TRENTONIAN - Copyright. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

10. MOLIN V. THE TRENTONIAN - Defamation. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

11.      MAURIZZIO V. THE TRENTONIAN - Defamation.  Case is continuing.




                                   SCHEDULE II

12. COHEN V. THE TRENTONIAN - 3rd Party personal injury. Case is continuing.


SUBURBAN NEWSPAPERS OF GREATER ST. LOUIS, INC.

1. STEVEN DREYER, ET AL. V. SUBURBAN NEWSPAPERS OF GREATER ST. LOUIS - Filed in the Circuit Court of St. Louis County, MO. Carrier claim. Case is continuing.

2. An assessment from the State of Missouri for certain income taxes for the years 1988 through 1991 has been appealed by the Company. This matter is continuing. The Company has provided adequate reserves for this matter.

3. LEE WEICHT, ET AL. V. SUBURBAN NEWSPAPERS OF GREATER ST. LOUIS - Filed in the Missouri Circuit Court, 22nd Judicial Circuit
         (St. Louis City) - Carrier claim.  Case is continuing.

4. PATRICK SWEENEY V. SUBURBAN NEWSPAPERS OF GREATER ST. LOUIS - Filed in the Circuit Court of the City of St. Louis. Wrongful discharge claim. Case is continuing.

5. KATHERINE WILLIAMS V. SUBURBAN NEWSPAPERS OF GREATER ST. LOUIS - Libel claim. Insurance coverage has been acknowledged by the insurance company.

6. CATHERINE STRID V. SUBURBAN NEWSPAPERS OF GREATER ST. LOUIS - Filed with Equal Employment Opportunity Commission. Family Medical Leave Act claim.


NORTHEAST PUBLISHING, INC.

1. JEFF OLIVEIRA V. NORTHEAST PUBLISHING, INC. - Wrongful discharge. Case is continuing.

2. AIME LACHANCE V. NORTHEAST PUBLISHING, INC. - Wrongful discharge. Case is continuing.

3. PAULINE HARALD V. NORTHEAST PUBLISHING, INC. - General liability claim. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

4. TRACY AMARAL V. NORTHEAST PUBLISHING, INC. - General liability claim. Case is continuing. Insurance coverage has been acknowledged by the insurance company.




                                   SCHEDULE II

5. VIRGINIA OLSEN V. NORTHEAST PUBLISHING, INC. - Discrimination claim filed with Massachusetts Commonwealth Against Discrimination
         (MCAD).  Case is continuing.

6. DONNA JOYNT V. NORTHEAST PUBLISHING, INC. - General liability claim. Case is continuing. Insurance coverage has been acknowledged by the insurance company.

7. BARBARA BRENNAN V. NORTHEAST PUBLISHING, INC., JOE CAVANNA AND TRACY GREENE - Discrimination claim filed with MCAD. Case is continuing.

8. SAMSON OMOSEFUNMI V. NORTHEAST PUBLISHING, INC. - Filed in Massachusetts Superior Court. Libel suit. Case is continuing. Insurance coverage has been acknowledged by the insurance company.


PHOENIXVILLE NEWSPAPERS, INC.

1. PETER D. MELCHIORRE AND MELCHIORRE CONSTRUCTION CO. V. WILLIAM J. MCCAULEY, III AND PHOENIXVILLE NEWSPAPERS, INC. AND JOURNAL REGISTER COMPANY D/B/A THE PHOENIX AND THE PHOENIX - Libel case. Libel coverage is in place.

2. ALEXANDER C. KOVACH V. WILLIAM J. MCCAULEY V. PHOENIXVILLE NEWSPAPERS, INC. T/A THE PHOENIX AND MICHAEL REGAN - Libel case. Case is continuing.


THE NEWS HERALD

1. DOLORES MERKOWITZ V. THE NEWS HERALD - Filed with Federal Court. Filed for motion for summary judgment in December 1996.

2. MICHAEL SPRATKA V. THE NEWS HERALD - Defamation claim. Case is continuing.

3. BRENT ENGLISH V. THE NEWS HERALD - Liability case. Case is continuing.

4. LELA MCKNIGHT V. THE NEWS HERALD - Workers' Compensation. Case is continuing.


TIMES HERALD PUBLISHING CO., INC.

1. RICHARD THOMAS V. NORRISTOWN TIMES HERALD, ARTHUR R. GOLOMBOSKI, TERRANCE BRADY AND JIM AUSTIN - Libel case. Case is continuing.




                                   SCHEDULE II

2. SPECTRUM MARKETING SERVICES V. THE TIMES HERALD - Liability case. Case is continuing.


NEW ENGLAND NEWSPAPERS, INC.

1.       ROBERT MARTINEC V. THE TIMES - Libel case.  Case is continuing.

2.       GAIL DAVIS V. THE TIMES - Unfair labor practice charge filed with
         RICHR.


THE EVENING CALL PUBLISHING COMPANY

1. LINDA COOK V. THE EVENING CALL PUBLISHING COMPANY - Breach of contract. Case is continuing.

2. MARIA HANSON V. THE EVENING CALL PUBLISHING COMPANY - Unemployment benefits. Case is continuing.





                                   SCHEDULE II

                                                                  SCHEDULE III


                                   INVESTMENTS


                  1. The Borrower holds investments in stock of its subsidiaries, which subsidiaries are listed on Schedule IV.

2. The initial membership dues contributed to Journal Register Company are as follows:

         a)       Suburban Newspapers of Greater St. Louis       $ 5,000
         b)       Alton Telegraph Printing Company                 5,000
         c)       Evening Call Publishing Company                  5,000
         d)       Capitol City Publishing Company                  5,000
         e)       Community Service Publishing Company             5,000
         f)       New England Newspapers, Inc.                     5,000
         g)       Northeast Publishing, Inc.                       5,000
         h)       Phoenixville Newspapers, Inc.                    5,000
         i)       Troy Publishing Company                          5,000
         j)       Daily Local News Company                         5,000
         k)       Suburban Publications, Inc.                      5,000
         l)       Times Herald Publishing Company                  5,000
         m)       The Lorain Journal Company including
                    Lake County News Herald                       10,000
         n)       Mansfield Journal Company including
                    Dover Times Reporter                          10,000
         o)       The New Haven Register                           5,000
         p)       The Register Citizen                             5,000
         q)       Bristol Press                                    5,000
                                                                  ------
                                                                 $95,000

3. A bond with the City of Alton Sewer Authority on behalf of the Alton Telegraph in the amount of $5,000.

4.       Postage guarantees with the US Post Office are as follows:

         a)       Alton, Illinois                                $5,409
         b)       Willoughby, Ohio                                1,834
         c)       Cleveland, Ohio                                   632
         d)       New Philadelphia/Dover, Ohio                    3,871
         e)       Troy, New York                                  5,280
         f)       Phoenixville, Pennsylvania                      1,808
         g)       St. Louis, Missouri                             5,409
         h)       Fall River, New York                            1,000
         i)       Lorain, Ohio                                   21,590
         j)       West Chester, Pennsylvania                      5,860
         k)       Woonsocket, Rhode Island                           19

5. A Security Deposit with the Painesville, Ohio Electric Co. in the amount of $60.




                                  SCHEDULE III

6. Mansfield Journal Company and The Lorain Journal Company are owners of Debenture Bonds issued by the Associated Press. The Bonds have a maturity date of January 1, 2000 and accrue interest at the rate of 4%, payable semiannually. The amount of the investment as of March 31, 1997, is $1,000.

7. Certain subsidiaries of the Borrowers, together with other members of JRC, participate in the Journal Register Company Employee Benefits Plan (the "Plan"). The Plan provides medical and dental benefits to eligible employees and their beneficiaries and to fund such benefits. Each member company pays a monthly premium which is based upon the number of employees then eligible to participate in the Plan. The funds are paid directly to a trust (the "Trust"), which was established pursuant to 501(c)(9) of the Internal Revenue Code, and the assets are used exclusively to provide benefits under the Plan. The Borrowers plan to continue their participation in the Plan and the Trust.

8. A Security Deposit of $500 with the City of Mentor as security for the Lake County News Herald's commercial printing job with the City of Mentor.

9. A Security Deposit with the Worker's Compensation Board of Ohio, on behalf of the Dover Times Reporter in the amount of $195.

10. A Security Deposit with the Associated Press, on behalf of the Troy Publishing Company and Northeast Publishing Company in the amount of $1,000.

11. A Security Deposit with the Associated Press, on behalf of New England Newspapers in the amount of $1,000.

12. A Security Deposit with Mark Weinstein (property landlord) on behalf of Suburban Publications in the amount of $400 for the rental of office space.

13. Membership Fee paid to Journal Register Company, on behalf of New England Newspapers in the amount of $2,700 related to membership in ISSG.

14. A Security Deposit with Linda Culberson (property landlord) on behalf of the Lorain Journal Company in the amount of $625 for the rental of office space.

15. A Security Deposit with Ludwigs Corner Bureau Office and Kennett Square Bureau on behalf of Daily Local News Company in the amount of $665 and $195 respectively.




                                  SCHEDULE III

16. Various security deposits for rent on behalf of Suburban Newspapers of Greater St. Louis totaling $8,683.

17. A Security Deposit for the rental of the Clinton, Wallingford, and Guilford Bureau Officers, on behalf of the New Haven Register in the amount of $5,657.

18. A Security Deposit for the rental of a copy machine and rental of the Westport office on behalf of County Kids totaling $1,430.

19. A Security Deposit for Sales and Use Tax with the Missouri Department of Revenue Division of Taxation and Collection on behalf of Suburban Newspapers of Greater St. Louis in the amount of $4,983.

20. Security Deposits for rent on behalf of Southern Rhode Island Newspapers in the amount of $985.




                                  SCHEDULE III

                                                                     SCHEDULE IV











                          JOURNAL NEWS, INC. - DELAWARE

                               SUBSIDIARIES OF JNI


COMPANY                                               JURISDICTION
-------                                               ------------

Mansfield Journal Company                             Ohio
The Lorain Journal Company                            Ohio
Mississippi Valley Offset Company, Inc.               Missouri
Chanry Media, Inc.                                    Delaware
Chanry Communications, Ltd.*                          New York
Chanry Freeport Pennysaver, Inc.*                     Delaware
Chanry Pennysaver IV, Inc.*                           Delaware
Chanry Pennysaver III, Inc.*                          Delaware
Chanry Pennysaver II, Inc.*                           Delaware
Chanry Pennysaver, Inc.*                              Delaware
All Home Distribution, Inc.*                          New York
Pennysaver Home Distribution Corp.*                   New York
NHR Holding Company, Inc.                             Delaware
NH Acquisition Corp.                                  Delaware
New Haven Register, Inc.                              Connecticut
Hartford Times, Inc.                                  Maryland
County Kids, Inc.                                     Connecticut
Community Offset, Inc.                                Connecticut
Central New Jersey Publishing Company                 Delaware
Torrington Acquisition Corp.                          Delaware
Bristol Acquisition Corp.                             Delaware
New England Acquisition Corp.                         Delaware
New Britain Publishing Company                        Delaware
The Herald Publishing Company                         Connecticut
The Herald Publishing Company, East                   Connecticut
The New Britain Herald Realty Company                 Connecticut
Middletown Acquisition Corp.                          Delaware


--------
*A direct or indirect subsidiary of Chanry Media, Inc.



                                   SCHEDULE IV

                        JOURNAL COMPANY, INC. - DELAWARE
                               SUBSIDIARIES OF JCI


COMPANY                                                   JURISDICTION
-------                                                   ------------

Alton Telegraph Printing Company1                         Missouri
Capitol City Publishing Co., Inc.                         New Jersey
Empire State Holdings Corporation                         Delaware
The Evening Call Publishing Company                       Rhode Island
New England Newspapers, Inc.                              New York
News Company of Ladue, Inc.                               Missouri
Northeast Publishing, Inc.                                Massachusetts
Northgate Commercial Printing Company                     Illinois
St. Louis Sun Publishing Company                          Delaware
Suburban Field Marketing, Inc.                            Missouri
Suburban Newspapers of Greater St. Louis, Inc.2           Missouri
Sunrise Industries, Inc.                                  Delaware
Times Herald Publishing Company, Inc.                     Delaware
Troy Publishing Co., Inc.                                 New York
Asheboro Publications, Inc.                               Delaware
Orange Coast Publishing Co.                               California
Tribune Publishing Company of Royal Oak                   Michigan
Taunton Acquisition Corp.                                 Delaware

--------
1Alton stock is subject to that certain Stock Pledge Agreement dated May 21, 1985 between Sunrise Industries, Inc. and Steven N. Mottaz, Esq., as agent on behalf of Steven Cousley, David Cousley, Paul Cousley, the Cousley Trust, the S. Cousley Trust and Marylou Cousley, to secure promissory notes payable to Steven N. Mottaz, Esq., as agent for Paul Cousley, David Cousley and the S. Cousley Trust.
2See Item 4 of Schedule V for JCI and its Subsidiaries



                                   SCHEDULE IV

                       SUBSIDIARIES OF INS HOLDINGS, INC.


COMPANY                                                 JURISDICTION
-------                                                 ------------

INS Holdings, Inc.                                      Delaware
INS Holdings (Kansas), Inc.                             Kansas
Integrated Newspaper Systems, Inc.                      Kansas




                                   SCHEDULE IV

COMPANY                                                 JURISDICTION
-------                                                 ------------

Journal Register Company, LLC                           New York
Journal Register Company                                Delaware
Journal Register Newspaper, Inc.                        New Jersey





                                   SCHEDULE IV

                                                                      SCHEDULE V









                  LIENS ON PROPERTY OF JNI AND ITS SUBSIDIARIES


1.       The mortgage referred to in Item 1 of Schedule VI.

2. Liens, encumbrances and other matters of title set forth in the Title Reports.

3.       The matters described in Schedule 4(h) of the NEN Acquisition
         Agreement.


                  LIENS ON PROPERTY OF JCI AND ITS SUBSIDIARIES

1. Liens, encumbrances and other matters of title set forth in the Title Reports.

2. Pledge of all of the then issued and outstanding shares of common stock of Alton Telegraph Printing Company pursuant to a certain Stock Pledge Agreement dated May 21, 1985 between Sunrise Industries, Inc. and Steven N. Mottaz, Esq., as agent on behalf of Stephen Cousley, David Cousley, the Cousley Trust, the S. Cousley Trust and Mary Lou Cousley.

3. UCC-1 filed July 2, 1990 (1887137), debtor is Donnelly Printing Co., secured party is Boone Newspapers, Inc. Profit Sharing Plan amended May 12, 1992 (2128305) to change name of debtor to Suburban Newspapers of Greater St. Louis, Inc; UCC-1 filed July 2, 1990 (1887138), debtor is Donnelly Printing Co., secured party is Smith Newspapers, Inc. amended April 30, 1992 to change name of debtor to Suburban Newspapers of Greater St. Louis, Inc. Both cover the following property:

         Goss Urbanite ten unit press U1204, 1976

                  Unit  #1:U1204 - N 1000 series
                  Unit  #2:U1204 - R 1000 series
                  Unit #3:U1204 - AS 1000 series
                  Unit  #4:U1204B - L 1000 series **
                  Unit  #5:U1204B - J 1000 series **
                  Unit  #6:U1204B - V 1000 series **
                  Unit  #7:U543A - F 500  series **
                  Unit  #8:U543B - G 500 series
                  Unit #9:U543C - H 500 series
                  Unit #10:U734A - M 700 series
                  22 3/4 inch cutoff
                  standard  dampener feed rollers
                  1000 series units as air pressure for water
                    and ink form rollers



                                   SCHEDULE V

                  500 & 700 series are mechanical linkage
         **       new units installed Feb. 1990

                  Folder:  Inverted folder U1204
                           32 pins
                           2 formers with skip slitters
                           configuration is standard Goss

      MOTORS(2):                 (1)                  (2)

      HP                         100                  100
      Make                       Westinghouse         Westinghouse
      DC volts/amps              240/336              240/336
      field volts/amps           240/4.93             240/4.93
      frame no.                  J408-ATZ             J408-ATZ
      serial #                   4-S-77               1-S-77


      CONTROLLERS(2):

      HP                         100                  100
      Make                       Fincor               Fincor
      Model                      2193A-100-40F        2193A-100-40F
      Serial #                   36182                36183
      Voltage                    240                  240
      Dwg or Print #             C1039819 &           C1039819 &
                                 C1039821             C1039821 &
                                                      B10398290-2


Note: The Second Security Agreement between Smith Newspapers and Jefferson County Newspapers, Inc. dated June 30, 1992 and the Second Security Agreement between Twin Cities Newspapers, Inc. and the Selma Times-Journal Publishing Company Employees' Profit Sharing Trust dated August 1, 1974, as amended and subordinated by a Subordination of Second Security Agreement dated May 1, 1976 which originally created these interests cover a broader range of property including trade names, goodwill, circulation and advertising lists in addition to personal property. These security interests are both subordinate to the First Security Agreement between W.L. Wright and Twin Cities Newspapers, Inc.
dated August 1, 1974.

4. Security interest in 4,800 shares of Stock of Twin Cities Newspapers, Inc. under an Escrow Agreement between Harold L. Wright and Twin Cities Newspapers, Inc. et. al. and Commerce Bank of Festus Missouri as Escrow Agent, to secure a Promissory Note to H.L. and H. Wright from Twin Cities Newspapers, Inc. dated August 1, 1974 (December 14, 1993 principal balance of $80,000) and the payments under a Non-competition Agreement between H.L. Wright and



                                   SCHEDULE V

         Twin Cities Newspapers, Inc. between August 1, 1974 (December 14, 1993 principal balance of $25,000). Twin Cities Newspapers, Inc. is the predecessor by merger to Jefferson County Newspapers, Inc., which is the predecessor by merger to the Suburban Newspapers of Greater Saint Louis, Inc. Secured parties do not have physical possession of Stock of Suburban Newspapers of Greater St. Louis, Inc.

5. UCC-1 Financing Statements described in Schedules 4(c) to the NEN Acquisition Agreement.




                                   SCHEDULE V

                                                                   SCHEDULE VI









                                  INDEBTEDNESS


1. Deferred building purchase obligation between The Dormers Corporation and New Haven Acquisition Corporation. The outstanding balance as of March 31, 1997 is $894,835.

2. Capital leases between Copier Concepts and Suburban Newspapers of Greater St. Louis. The amount outstanding as of March 31, 1997 is $16,579.

3. Amounts payable to the McAdams Family by Suburban Newspapers of Greater St. Louis. The amount outstanding as of March 31, 1997 is $44,735.

4.       Amount payable to Judith Brown by New Haven Acquisition
         Corporation. The amount outstanding as of March 31, 1997 is $71,179.




                                   SCHEDULE VI

                                                                    SCHEDULE VII



                  HAZARDOUS MATERIALS FOR JNI AND SUBSIDIARIES


1. The items described in the Environmental Report as defined in this Agreement.

2. The environmental indemnity with respect to the sale of certain subsidiaries of JNI to Thomson Newspapers Corporation.


                HAZARDOUS MATERIALS FOR JCI AND ITS SUBSIDIARIES


1. The items described in the Environmental Reports as defined in this agreement.

2. "Phase II Site Assessment of 330 West Bay Street, Costa Mesa, California" prepared by ENSR Consulting and Engineering, dated June 1992.

3. The environmental indemnity with respect to the sale of assets at 330 West Bay Street, Costa Mesa, California.

4. The quarterly ground water report with respect to the sale of assets at 330 West Bay Street, Costa Mesa, California.

5. Additional site investigation of 330 West Bay Street, Costa Mesa, California, prepared by Atlas Environmental Engineering, dated March 1997.



                                  SCHEDULE VII

                                                                  SCHEDULE VIII



                                 CAPITALIZATION

Authorized and Issued Capital Stock:

         300,000,000 shares of common stock, par value $.01 per share ("Common Stock"), authorized, of which 48,437,500 are issued and outstanding

         1,000,000 shares of preferred stock, par value $.01 per share ("Common Stock"), authorized, of which none are issued and outstanding.


Outstanding Equity Rights and Payments:

         1,937,500 options to purchase 1,937,500 shares of Common Stock issued pursuant to the Stock Incentive Plan

         Registration Rights Agreement by and among the Company, Warburg, Pincus Capital Company, L.P., Warburg, Pincus Capital Partners, L.P. and Warburg, Pincus Investors, L.P.

         Voting Agreement by and among the Company and Warburg, Pincus Capital Company, L.P., Warburg, Pincus Capital Partners, L.P. and Warburg, Pincus Investors, L.P.

         Journal Register Company Management Bonus Plan

         The Company intends to terminate its StarShare Plan (the "StarShare Plan") prior to the completion of the Company's initial public offering (the "IPO"). The Units (as defined in the StarShare Plan) then outstanding shall not be terminated. However, the Company is currently seeking agreement from holders of such Units to provide that (i) the valuation of each Unit then outstanding shall be $10.00 and (ii) with respect to any Unit then outstanding which Unit has not vested in the 5th Performance Period or the 6th Performance Period (each as defined in the StarShare Plan), (a) 75% of such Unit shall vest upon the completion of the IPO and (b) 25% of such Unit shall vest in accordance with the terms of the StarShare Plan.





                                  SCHEDULE VIII

                                                                     EXHIBIT A



                     [Form of Borrower Security Agreement]

                          BORROWER SECURITY AGREEMENT

            BORROWER SECURITY AGREEMENT dated as of ______, 1997 between JOURNAL REGISTER COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (the "BORROWER") and THE CHASE MANHATTAN BANK, as agent for the banks and other financial institutions party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "AGENT").

            Journal Register Company, LLC ("JOURNAL REGISTER LLC"), a limited liability company duly organized and validly existing under the laws of the State of New York and the Agent are parties to a Pledge Agreement dated as of December 21, 1994 (as heretofore modified and supplemented and in effect on the date hereof, the "EXISTING PLEDGE AGREEMENT"), pursuant to which Journal Register LLC, pledged and granted a security interest in the Collateral (as so defined) as security for the Secured Obligations (as so defined) including, INTER ALIA, obligations of Journal News, Inc. and Journal Company, Inc. (collectively, the "EXISTING BORROWERS"), in each case a wholly owned subsidiary of Journal Register LLC, under an Amendment and Restatement dated as of December 17, 1996 of Credit Agreement dated as of December 21, 1994 (the "1994 CREDIT AGREEMENT") with the Banks and the Agent (as heretofore modified and supplemented and in effect on the date of this Agreement, the "EXISTING CREDIT AGREEMENT"). Substantially concurrently herewith, Journal Register Company, LLC is merging with and into the Borrower, with the Borrower being the surviving entity of such merger. As of the date hereof, the Borrower shall become a party to the Existing Credit Agreement as borrower and to assume all of the obligations of the Existing Borrowers under or in respect of the Existing Credit Agreement, and in that connection the parties to the Existing Credit Agreement shall amend in certain respects and restate in its entirety the Existing Credit Agreement pursuant to a Credit Agreement dated as of May 2, 1997 (as modified and in effect from time to time, the CREDIT AGREEMENT").

            To induce said banks to amend and restate the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined), and to confirm the prior pledge and grant of a security interest in the "Collateral" (as defined in the Existing Pledge Agreement)



                          BORROWER SECURITY AGREEMENT
pursuant to the Existing Pledge Agreement and in that connection to amend and restate in its entirety the Existing Pledge Agreement. Accordingly, the parties hereto hereby agree as follows:

            Section 1. DEFINITIONS. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

            "ACCOUNTS" shall have the meaning ascribed thereto in Section 3(d) hereof.

            "BUSINESS" shall mean the business of newspaper publishing and offset printing and the other businesses from time to time, now or hereafter, conducted by the Borrower and its Subsidiaries.

            "COLLATERAL" shall have the meaning ascribed thereto  in   Section 3
      hereof.

            "COLLATERAL  ACCOUNT"  shall have the  meaning  ascribed  thereto in
      Section 4.01 hereof.

            "COPYRIGHT COLLATERAL" shall mean all Copyrights, whether now owned or hereafter acquired by the Borrower, that are associated with the Business, including each Copyright identified in Annex 2 hereto.

            "COPYRIGHTS" shall mean all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

            "DOCUMENTS" shall have the meaning ascribed thereto in Section 3(j) hereof.

            "EQUIPMENT" shall have the meaning ascribed thereto in Section 3(h) hereof.

            "INSTRUMENTS" shall have the meaning ascribed thereto in Section 3(e) hereof.

            "INTELLECTUAL PROPERTY" shall mean, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the Business;



                          BORROWER SECURITY AGREEMENT

      (b) all licenses or user or other agreements granted to the Borrower with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral listed in Annex 5 hereto; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, and the like pertaining to the operation by the Borrower of the Business; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured and which pertain to the Business; (e) all accounting information which pertains to the Business and all media in which or on which any of the information or knowledge or data or records which pertain to the Business may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Borrower pertaining to the operation by the Borrower and its Subsidiaries of the Business; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by the Borrower in respect of any of the items listed above.

            "INVENTORY" shall have the meaning ascribed thereto in Section 3(f) hereof.

            "ISSUERS" shall mean (a) JCI and JNI and (b) thereafter, each direct Subsidiary of the Borrower.

            "MOTOR VEHICLES" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

            "OTHER INDEBTEDNESS" shall mean all obligations of the Borrower and/or its Subsidiaries to any Bank in respect of any Interest Rate Protection Agreement entered into by the Borrower and/or its Subsidiaries and such Bank pursuant to Section 8.21 of the Credit Agreement and all obligations of the Borrower to any Bank in respect of Indebtedness of the Borrower incurred as permitted by Section 8.07(e) of the Credit Agreement.




                          BORROWER SECURITY AGREEMENT

            "PATENT COLLATERAL" shall mean all Patents, whether now owned or hereafter acquired by the Borrower, that are associated with the Business, including each Patent identified in Annex 3 hereto.

            "PATENTS" shall mean all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

            "PLEDGED STOCK" shall have the meaning ascribed thereto in Section 3(a) hereof.

            "SECURED OBLIGATIONS" shall mean, collectively, (a) the obligations of the Borrower to pay the principal of and interest on the Loans made (or as of the Effective Date, continued) by the Banks to, and the Notes held by each Bank of, the Borrower and all other amounts from time to time owing to the Banks or the Agent by the Borrower under the Credit Agreement and the Notes and interest thereon, (b) the obligations of the Borrower to pay all amounts from time to time owing to any Bank by the Borrower in respect of any Interest Rate Protection Agreement entered into by the Borrower and such Bank pursuant to Section 8.21 of the Credit Agreement,
      (c) the obligations of the Borrower to pay all amounts from time to time owing to any Bank by the Borrower in respect of Indebtedness of the Borrower to such Bank incurred as permitted by Section 8.07(e) of the Credit Agreement and (d) all obligations of the Borrower to the Banks and the Agent hereunder and under the other Credit Documents (other than the Credit Agreement and the Notes) to which the Borrower is a party.

            "STOCK COLLATERAL" shall mean, collectively, the Collateral described in clauses (a) through (c) of Section 3 hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

            "TRADEMARK COLLATERAL" shall mean all Trademarks, whether now owned or hereafter acquired by the Borrower,



                          BORROWER SECURITY AGREEMENT
      that are associated with the Business, including each Trademark identified in Annex 4 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

            "TRADEMARKS" shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

            "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

            Section 2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Banks and the Agent that:

            (a) the Borrower is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof and no Lien exists or will exist upon any such Collateral at any time (and, with respect to the Stock Collateral, no right or option to acquire the same exists in favor of any other Person), except for Liens permitted under Section 8.06 of the Credit Agreement and except for the pledge and security interest in favor of the Agent for the benefit of the Banks created or provided for herein which pledge and security interest constitutes a first priority perfected pledge and security interest in and to all of such Collateral (other than Intellectual Property registered or otherwise located outside of the United States of America);

            (b) the Pledged Stock evidenced by the certificates identified in Annex 1 hereto is, and all other Pledged Stock in which the Borrower shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly issued, fully paid and nonassessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the



                          BORROWER SECURITY AGREEMENT
      charter or by-laws of the respective Issuers of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreement);

            (c) the Pledged Stock evidenced by the certificates identified in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by the Borrower on the date hereof (whether or not registered in the name of the Borrower) and said Annex 1 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owner thereof) evidenced by each such certificate;

            (d) Annexes 2, 3 and 4 hereto, respectively, set forth under the name of the Borrower a complete and correct list of all Copyrights, Patents and Trademarks owned by the Borrower on the date hereof; except pursuant to licenses and other user agreements entered into by the Borrower in the ordinary course of business, which are listed in Annex 5 hereto, the Borrower owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in said Annexes 2, 3 and 4, and all registrations listed in said Annexes 2, 3 and 4 are valid and in full force and effect; except as may be set forth in said Annex 5, the Borrower owns and possesses the right to use all Copyrights, Patents and Trademarks necessary for the operation of the Business;

            (e) Annex 5 hereto sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof;

            (f) to the Borrower's knowledge, (i) except as set forth in Annex 5 hereto, there is no violation by others of any right of the Borrower with respect to any Copyright, Patent or Trademark listed in Annexes 2, 3 and 4 hereto and (ii) the Borrower is not, in connection with the Business, infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against the Borrower or, to the Borrower's knowledge, threatened, and no claim against the Borrower has been received by the Borrower, alleging any such violation, except as may be set forth in said Annex 5;




                          BORROWER SECURITY AGREEMENT

            (g) the Borrower does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies;

            (h) any goods now or hereafter produced by the Borrowers or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and

            (i) Annex 6 hereto correctly and completely specifies the location of the chief executive office or principal place of business of the Borrower and also correctly and completely specifies the place at which all Inventory or Equipment of the Borrower is located.

            Section 3. COLLATERAL. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Borrower hereby pledges and grants to the Agent (and confirms the prior pledge and grant to the Agent pursuant to the Existing Pledge Agreement, which are hereby confirmed hereunder), for the benefit of the Banks and the holders of Other Indebtedness as hereinafter provided, a security interest in all of the Borrower's right, title and interest in, to and under the following property, whether now owned by the Borrower or hereafter acquired and whether now existing or hereafter coming into existence, and wherever located (all being collectively referred to herein as "COLLATERAL"):

            (a) the shares of capital stock (whether common or preferred) of the respective Issuers evidenced by the certificates identified in Annex 1 hereto and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by the Borrower, together with in each case the certificates evidencing the same (collectively, the "PLEDGED STOCK");

            (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;




                          BORROWER SECURITY AGREEMENT

            (c) without affecting the obligations of the Borrower under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Borrower itself) formed by or resulting from such consolidation or merger;

            (d) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Borrower constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Borrower in respect of any loans or advances for the purchase price of Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to the Borrower under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by the Borrower and all tax refunds and any and all rights of the Borrower in any escrow or trust account, whether fixed or contingent, and, upon the termination or revocation thereof or return of sums contained in any escrow or trust account or otherwise, any and all amounts due to, to become due to, or received by, the Borrower therefrom, whether as a result of one or more orders of a Bankruptcy Court or otherwise (such accounts, general intangibles and moneys due and to become due being herein called collectively "ACCOUNTS");

            (e) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Borrower including, without limitation, any of the foregoing evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange, and trade acceptances (herein collectively called "INSTRUMENTS");

            (f) all inventory (as defined in the Uniform Commercial Code) of the Borrower, including Motor Vehicles held by the Borrower for lease, fuel, tires and other spare parts, all goods obtained by the Borrower in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (herein collectively called "INVENTORY");




                          BORROWER SECURITY AGREEMENT

            (g) all Intellectual Property and all other accounts or general intangibles of the Borrower not constituting Intellectual Property or Accounts;

            (h) all equipment (as defined in the Uniform Commercial Code) of the Borrower, including all Motor Vehicles used in the Business (herein collectively called "EQUIPMENT");

            (i) each contract and other agreement of the Borrower relating to the sale or other disposition of Inventory or Equipment;

            (j) all  documents  of title (as defined in the  Uniform  Commercial
      Code) or other receipts of the Borrower covering, evidencing or representing Inventory or Equipment (herein collectively called "DOCUMENTS");

            (k) all rights, claims and benefits of the Borrower against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by the Borrower, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

            (l)   the balance from time to time in the Collateral Account;

            (m) all tangible property (including all machinery, apparatus, equipment, fittings, personal property, and any other fixtures whatsoever), now or hereafter located on or attached to real estate, and any and all products and accessions to any such property which may exist at any time;

            (n) all rents, revenues, proceeds, issues, profits, royalties, income and other benefits derived from real estate, and from any improvements or fixtures thereon;

            (o) all proceeds of insurance in effect with respect to any real estate, or with respect to improvements or fixtures thereon, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of any real estate, or any improvements or fixtures thereon, including without limitation any awards resulting from any damage to any real estate, improvements or fixtures for which compensation shall be given by any governmental authority; and




                          BORROWER SECURITY AGREEMENT

            (p) all other tangible and intangible property of the Borrower, including, without limitation, proceeds, products and accessions of and to any of the property of the Borrower described in clauses (a) through (o) above in this Section 3 (including, without limitation, any proceeds of insurance thereon), and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including, without limitation, all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Borrower or any computer bureau or service company from time to time acting for the Borrower.

            Section 4.  CASH PROCEEDS OF COLLATERAL.

            4.01 COLLATERAL ACCOUNT. There has heretofore been established at Chase a cash collateral account (the "COLLATERAL ACCOUNT") in the name and under the control of the Agent into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) required to be delivered to the Agent pursuant hereto and into which the Borrower may from time to time deposit any additional amounts which any of them wishes to pledge to the Agent for the benefit of the Banks as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Agent shall remit the collected balance outstanding to the credit of the Collateral Account to or upon the order of the Borrower as the Borrower shall from time to time instruct. However, at any time following the occurrence and during the continuance of an Event of Default, the Agent may (and, if instructed by such of the Banks as are required for such purpose under the Credit Agreement, shall), in its (or their) discretion, apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 5.09 hereof. The balance from time to time in the Collateral Account shall be subject to withdrawal only by the Agent and only as provided herein.

            4.02 PROCEEDS OF ACCOUNTS. Except as permitted by Section 5.01(b) hereof, the Borrower shall instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (a) directly to the Agent (by instructing that such payments be remitted to a



                          BORROWER SECURITY AGREEMENT
post office box which shall be in the name and under the control of the Agent) or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent) under arrangements, in form and substance satisfactory to the Agent, pursuant to which the Borrower shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Agent for deposit into the Collateral Account. All payments made to the Agent, as provided in the preceding sentence, shall be immediately deposited in the Collateral Account. In addition to the foregoing, the Borrower agrees that if the proceeds of any Collateral hereunder (including payments made in respect of Accounts) shall be received by it, the Borrower shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by the Borrower for and as the property of the Agent (for the benefit of the Banks and the holders of Other Indebtedness) and shall not be commingled with any other funds or property of the Borrower.

            4.03 INVESTMENT OF BALANCE IN COLLATERAL ACCOUNT. Amounts on deposit in the Collateral Account shall be invested from time to time in such Cash Equivalents as the Borrower (or, after the occurrence and during the continuance of a Default, the Agent) shall determine, which Cash Equivalents shall be held in the name and be under the control of the Agent, provided that (i) at any time after the occurrence and during the continuance of an Event of Default, the Agent may (and, if instructed by such of the Banks as are required for such purpose under the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Cash Equivalents and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 5.09 hereof and (ii) if requested by the Borrower, such Cash Equivalents may be held in the name and under the control of one or more of the Banks.

            Section 5. FURTHER ASSURANCES; REMEDIES. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Borrower hereby agrees with each Bank and the Agent as follows:

            5.01  DELIVERY AND OTHER PERFECTION.  The Borrower shall:

            (a) if any of the above-described shares, securities, monies or property required to be pledged by the Borrower under clauses (a), (b) and
      (c) of Section 3 hereof are



                          BORROWER SECURITY AGREEMENT
      received by the Borrower, forthwith either (x) transfer and deliver to the Agent such shares or securities so received by the Borrower (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank) all of which thereafter shall be held by the Agent, pursuant to the terms of this Agreement, as part of the Collateral (and until so transferred and delivered to the Agent, all such shares, securities, monies or property shall be held in trust by the Borrower for and as the property of the Agent (for the benefit of the Banks and the holders of Other Indebtedness) or (y) take such other action as the Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, monies or property referred to in said clauses (a), (b) and
      (c);

            (b) deliver and pledge to the Agent (for the benefit of the Banks and the holders of Other Indebtedness) any and all Instruments, endorsed and such instruments of assignment and transfer in such form and substance as the Agent may request; provided that so long as no Default shall have occurred and be continuing, the Borrower may retain for collection in the ordinary course any Instruments received by it in the ordinary course of business and the Agent shall, promptly upon request of the Borrower, make appropriate arrangements for making any other Instrument pledged by the Borrower available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Agent, against trust receipt or like document);

            (c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Agent) to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder with respect to such security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Agent or its nominee (and the Agent agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Agent will thereafter promptly give to the Borrower copies of any notices and communications received by it with respect to the Stock Collateral pledged by the Borrower hereunder), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (i) below;




                          BORROWER SECURITY AGREEMENT

            (d) without limiting the obligations of the Borrower under Section 5.04(c) hereof, upon the acquisition after the date hereof by the Borrower of any Equipment covered by a certificate of title or ownership, cause the Agent to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof deliver evidence of the same to the Agent;

            (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the security interests granted by this Agreement;

            (f) furnish to the Agent from time to time (but, unless a Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Agent may reasonably request, all in reasonable detail;

            (g) promptly upon request of the Agent, following receipt by the Agent of any statements, schedules or reports pursuant to clause (f) above, modify this Agreement by amending Annex 2, 3 or 4 hereto, as the case may be, to include any Copyright, Patent or Trademark which becomes part of the Collateral under this Agreement;

            (h) permit representatives of the Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Agent to be present at the Borrower's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Borrower with respect to the Collateral all in such manner as the Agent may require;

            (i) upon the occurrence and during the continuance of any Default, upon request of the Agent, promptly notify (and the Borrower hereby authorizes the Agent so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in



                          BORROWER SECURITY AGREEMENT
      respect of such Collateral are to be made directly to the Agent; and

            (j) in the event of any termination, revocation or return of sums contained in any escrow account, trust account or escrow or trust arrangement in which the Borrower has a direct or indirect interest, whether legal or equitable, promptly deposit any amounts recovered by the Borrower from any such account or from any Person who theretofore received any such amount from any such account, directly into the Collateral Account.

            5.02 OTHER FINANCING STATEMENTS AND LIENS. Except as otherwise permitted under Section 8.06 of the Credit Agreement, without the prior written consent of the Agent (granted with the authorization of such of the Banks as are required for such purpose under the Credit Agreement), the Borrower shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Agent is not named as the sole secured party for the benefit of the Banks.

            5.03 PRESERVATION OF RIGHTS. The Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

            5.04  SPECIAL PROVISIONS RELATING TO CERTAIN COLLATERAL.

            (a)  STOCK COLLATERAL.

            (1) The Borrower will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding.

            (2) So long as no Event of Default shall have occurred and be continuing, the Borrower shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any other instrument or agreement referred to herein or therein, provided that the Borrower agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement, the Notes or any such other instrument or agreement; and the Agent shall execute and deliver to the Borrower or cause to be executed and delivered to the Borrower all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Borrower may reasonably request for the purpose of enabling the



                          BORROWER SECURITY AGREEMENT

Borrower to exercise the rights and powers which it is entitled to exercise pursuant to this Section 5.04(a)(2).

            (3) Unless and until an Event of Default has occurred and is continuing, but subject to the provisions of Section 8.09 of the Credit Agreement which limit the right of the Borrower and its Subsidiaries to declare or make any Restricted Payment, the Borrower shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash out of earned surplus.

            (4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Agent or any Bank exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Notes, the Subsidiary Guarantee or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Agent and retained by it in the Collateral Account as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Agent shall so request in writing, the Borrower agrees to execute and deliver to the Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Agent shall, upon request of the Borrower (except to the extent theretofore applied to the Secured Obligations) be returned by the Agent to the Borrower.

            (b)   INTELLECTUAL PROPERTY.

            (1) For the purpose of enabling the Agent to exercise rights and remedies under Section 5.05 hereof at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Borrower hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Borrower) to use, assign, license or sublicense any of the Intellectual Property (other than the Trademark Collateral or goodwill associated therewith) now owned or hereafter acquired by the Borrower, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

            (2) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 8.05 of the Credit Agreement which limit the right of the Borrower and its



                          BORROWER SECURITY AGREEMENT

Subsidiaries to dispose of their property, so long as no Event of Default shall have occurred and be continuing, the Borrower will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Borrower. In furtherance of the foregoing, unless an Event of Default shall have occurred and is continuing the Agent shall from time to time, upon the request of the Borrower, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Borrower shall have certified are appropriate (in its judgment) to allow them to take any action permitted above (including relinquishment of the license provided pursuant to clause (1) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the Commitments or earlier expiration of this Agreement or release of the Collateral, the Agent shall grant back to the Borrower the license granted pursuant to clause (1) immediately above. The exercise of rights and remedies under Section 5.05 hereof by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Borrower in accordance with the first sentence of this clause
(2).

            (c)   MOTOR VEHICLES.

            (1) At the request of the Agent, the Borrower shall deliver to the Agent originals of the certificates of title or ownership for the Motor Vehicles owned by it with the Agent listed as lienholder.

            (2) Upon the acquisition after the date hereof by the Borrower of any Motor Vehicle, at the request of the Agent the Borrower shall deliver to the Agent originals of the certificates of title or ownership for such Motor Vehicle, together with the manufacturer's statement of origin, with the Agent listed as lienholder; provided, however, if the Motor Vehicle to be acquired is subject to a purchase money security interest, the Agent shall be listed as a junior lienholder to the Person holding such purchase money security interest.

            (3) Without limiting Section 5.10 hereof, the Borrower hereby appoints the Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of the obligations of the Borrower under this Agreement, for the purpose of (i) executing on behalf of the Borrower title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by the Borrower to be retitled and the Agent listed as lienholder thereon,



                          BORROWER SECURITY AGREEMENT

(ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, the Borrower as the Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, the purpose of creating in favor of the Agent (for the benefit of the Banks and the holders of Other Indebtedness) a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Agent under Section 5.05 hereof). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

            (4) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

            5.05 EVENTS OF DEFAULT, ETC. During the period during which an Event of Default shall have occurred and be continuing:

            (i) the Borrower shall, at the request of the Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Agent and the Borrower, designated in its request;

          (ii) the Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

         (iii) the Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner thereof (and the Borrower agrees to take all such action as may be appropriate to give effect to such right);

          (iv) the Agent in its discretion may, in its name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and



                          BORROWER SECURITY AGREEMENT

            (v) the Agent may, upon 10 Business Days' prior written notice to the Borrower of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Agent, the Banks or any of their respective agents, sell, lease, assign or otherwise dispose of all or any of such Collateral, at such place or places as the Agent deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and the Agent or any Bank or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Borrower, any such demand, notice or right and equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill of the Business connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Borrower shall supply to the Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 5.05, including by virtue of the exercise of the license granted to the Agent in
Section 5.04(b)(1) hereof, shall be applied in accordance with Section 5.09 hereof.

            The Borrower recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those



                          BORROWER SECURITY AGREEMENT
obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer thereof to register it for public sale.

            5.06 DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Borrower shall remain liable for any deficiency.

            5.07 REMOVALS, ETC. Without at least 30 days prior written notice to the Agent, the Borrower shall not (i) maintain any of its books or records with respect to the Collateral at any office or maintain its chief executive office or its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere other than at one of the locations identified in Annex 6 hereto or in transit from one of such locations to another or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature page hereto.

            5.08 PRIVATE SALE. The Agent, the Banks and the holders of Other Indebtedness shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 hereof conducted in a commercially reasonable manner. The Borrower hereby waives any claims against the Agent or any Bank arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

            5.09 APPLICATION OF PROCEEDS. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Agent under Section 4 hereof or this Section 5, shall be applied by the
Agent:

            FIRST, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Agent and the fees



                          BORROWER SECURITY AGREEMENT
      and expenses of its agents and counsel, and all expenses, and advances Made or incurred by the Agent in connection therewith;

            NEXT, to the payment in full of the Secured Obligations in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Banks holding the same may otherwise agree; and

            FINALLY, after payment in full of the Secured Obligations, to the payment to the Borrower, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 5, "PROCEEDS" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Borrower or any issuer of or obligor on any of the Collateral.

            5.10 ATTORNEY-IN-FACT. Without limiting any rights or powers granted by this Agreement to the Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Agent is hereby appointed the attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Agent shall be entitled under this Section 5 to make collections in respect of the Collateral, the Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Borrower representing any dividend, payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

            5.11 PERFECTION. Prior to or concurrently with the execution and delivery of this Agreement, the Borrower shall (i) file such financing statements and other documents in such offices as the Agent may request to perfect the security interests granted by Section 3 hereof, (ii) cause the Agent (to the extent requested by any Bank) to be listed as the lienholder on all certificates of title or ownership relating to Motor Vehicles owned by the Borrower and (iii) deliver to the Agent all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.



                          BORROWER SECURITY AGREEMENT

            5.12 TERMINATION. When all Secured Obligations shall have been paid in full and the Commitments of the Banks under the Credit Agreement shall have expired or been terminated, the obligations of the Borrower under this Agreement shall terminate, and the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Borrower and to be released and cancelled all licenses and rights referred to in Section 5.04(b)(1) hereof. The Agent shall also execute and deliver to the Borrower upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the Borrower to effect the termination and release of the Liens on the Collateral.

            5.13 EXPENSES. The Borrower agrees to pay to the Agent all out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this
Section 5, or performance by the Agent of any obligations of the Borrower in respect of the Collateral which the Borrower has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Agent in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Secured Obligations to the Agent secured under
Section 3 hereof.

            5.14 FURTHER ASSURANCES. The Borrower agrees that, from time to time upon the written request of the Agent, the Borrower will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

            5.15 RELEASE OF MOTOR VEHICLES. So long as no Default shall have occurred and be continuing, upon the request of the Borrower, the Agent shall execute and deliver to the Borrower such instruments as the Borrower shall reasonably request to remove the notation of the Agent as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective only upon receipt by the Agent of a certificate from the Borrower stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a Casualty Event (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss) and any proceeds of



                          BORROWER SECURITY AGREEMENT
such sale or Casualty Event in excess of $50,000, unless such proceeds are not required to be applied as provided in Section 2.09(b) or (c) of the Credit Agreement, being paid to the Agent hereunder.

            5.16 RELEASE OF COLLATERAL. So long as no Default shall have occurred and be continuing, upon the request of the Borrower, the Agent shall execute and deliver to the Borrower such instruments as the Borrower shall reasonably request to release any Collateral that is the subject of a Disposition that is permitted by the Credit Agreement or to which the Required Lenders have consented.

            Section 6.  MISCELLANEOUS.

            6.01 NO WAIVER. No failure on the part of the Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

            6.02 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York County for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

            6.03 WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND EACH BANK HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            6.04 NOTICES. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its address or telecopier number specified pursuant to Section 11.02 of the Credit Agreement and



                          BORROWER SECURITY AGREEMENT
shall be deemed to have been given at the times specified in said Section 11.02.

            6.05 WAIVERS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Borrower and the Agent (with the consent of such of the Banks as are required for such purpose under the Credit Agreement). Any such amendment or waiver shall be binding upon the Borrower, the Agent and each Bank, each holder of any Secured Obligation and the Borrower.

            6.06 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Borrower, the Agent, the Banks and each holder of the Secured Obligations (provided, however, that the Borrower shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent, acting with the consent of such of the Banks as are required for such purpose under the Credit Agreement).

            6.07 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

            6.08 AGENTS. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

            6.09 SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Banks in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.




                          BORROWER SECURITY AGREEMENT

            IN WITNESS WHEREOF, the parties hereto have caused this Borrower Security Agreement to be duly executed as of the day and year first above written.


                               JOURNAL REGISTER COMPANY


                               By_________________________________
                                 Name:
                                 Title:


                               THE CHASE MANHATTAN BANK,
                                 as Agent


                               By__________________________________
                                 Name:
                                 Title:




                          BORROWER SECURITY AGREEMENT

                                                                       ANNEX 1


                             LIST OF PLEDGED STOCK


                                      REGISTERED
  ISSUER          CERTIFICATE NOS.     OWNER               NUMBER OF SHARES
  ------          ----------------    ----------           ----------------

Journal News,                          Journal               __ shares of
  Inc.                                 Register              common stock
                                       Company

Journal Company,                       Journal               __ shares of
  Inc.                                 Register              common stock
                                       Company



                    ANNEX 1 TO BORROWER SECURITY AGREEMENT

                                                                         ANNEX 2


                 LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS



TITLE             DATE FILED            REGISTRATION NO.    EFFECTIVE DATE
-----             ----------            ----------------    --------------

                                      None.






                       ANNEX 2 TO BORROWER SECURITY AGREEMENT

                                                                         ANNEX 3


                     LIST OF PATENTS AND PATENT APPLICATIONS



FILE
DATE              PATENT                COUNTRY             REGISTRATION NO.
-----             ------                -------             ----------------

                                      None.






                     ANNEX 4 TO BORROWER SECURITY AGREEMENT

                                                                        ANNEX 4


                LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                  TRADEMARK AND SERVICE MARK REGISTRATIONS AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS


                                 U.S. TRADEMARKS


                        APPLICATION (A)
                        REGISTRATION (R)              REGISTRATION
MARK                    OR SERIES NO. (S)             OR FILING DATE
----                    -----------------             --------------

                                      None.






                     ANNEX 5 TO BORROWER SECURITY AGREEMENT

                                                                        ANNEX 5


                LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS



                                    None.





                     ANNEX 5 TO BORROWER SECURITY AGREEMENT

                                                                         ANNEX 6


                                LIST OF LOCATIONS



State Street Square
50 West State Street
Trenton, NJ




                     ANNEX 6 TO BORROWER SECURITY AGREEMENT

                                                                     EXHIBIT B-1


            [Form of Amendment No. 1 to JCI/JNI Security Agreement]

                 AMENDMENT NO. 1 TO JCI/JNI SECURITY AGREEMENT


            AMENDMENT NO. 1 dated as of _______, 1997 between JOURNAL NEWS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("JNI"); JOURNAL COMPANY, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("JCI); each of the other Subsidiaries of the Journal Register Company, a corporation duly organized and validly existing under the laws of the State of Delaware (the "BORROWER") identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereof (individually a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS" and, together with JCI and JNI, the "OBLIGORS"); and THE CHASE MANHATTAN BANK, as agent for the banks and other financial institutions party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "AGENT").

            The Obligors and the Agent are parties to a Security Agreement dated as of December 21, 1994 (as heretofore modified and supplemented and in effect on the date hereof, the "SECURITY AGREEMENT"), pursuant to which the Obligors pledged and granted to a security interest in the Collateral (as defined therein) as security for the Secured Obligations (as so defined) including, INTER ALIA, obligations of JCI and JNI under an Amendment and Restatement dated as of December 17, 1996 of Credit Agreement dated as of December 21, 1994 (the "1994 CREDIT AGREEMENT") with the Banks and the Agent (as heretofore modified and supplemented and in effect on the date of this Agreement, the "EXISTING CREDIT AGREEMENT"). Substantially concurrently herewith, Journal Register Company, LLC, a limited liability company duly organized and validly existing under the laws of the State of New York, is merging with and into the Borrower, with the Borrower being the surviving entity of such merger. As of the date hereof, the Borrower shall become a party to the Existing Credit Agreement as borrower and to assume all of the obligations of JCI and JNI under or in respect of the Existing Credit Agreement, and in that connection the parties to the Existing Credit Agreement shall amend in certain respects and restate in its entirety the Existing Credit Agreement pursuant to a Credit Agreement dated as of May 2, 1997 (as modified and in effect from time to time, the CREDIT AGREEMENT").

            To induce the Banks to amend and restate the Existing Credit Agreement pursuant to the Credit Agreement, and to extend credit thereunder, the parties hereto wish to amend the Security in certain respects, and accordingly, the parties hereto hereby agree as follows:


                 AMENDMENT NO. 1 TO JCI/JNI SECURITY AGREEMENT

            Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms used herein and not defined herein shall have the respective meanings assigned thereto in the Security Agreement (or, if not defined in the Security Agreement, in the Credit Agreement).

            Section 2. AMENDMENTS. Upon the execution and delivery of this Amendment by the parties hereto, the Security Agreement shall be amended as follows:

            (A) References in the Security Agreement to "this Agreement" shall be deemed to be references to the Security Agreement as amended hereby.

            (B) References in the Security Agreement to the "Credit Agreement" shall be deemed to be references to the Credit Agreement;

            (C) References in the Security Agreement to a "Borrower" and the "Borrowers" shall be deemed to be references to JCI or JNI or JCI and JNI, respectively;

            (D) Section 1 of the Security Agreement is hereby amended by amending in their entirety the following definitions:

                  "OTHER   INDEBTEDNESS"  shall  mean  all  obligations  of  the
            Borrower and/or its Subsidiaries in respect of any Interest Rate Protection Agreement entered into by such Borrower and/or its Subsidiaries and such Bank pursuant to Section 8.21 of the Credit Agreement and all obligations of the Borrower to any Bank in respect of Indebtedness of the Borrower incurred as permitted by Section 8.07(e) of the Credit Agreement.

                  "SECURED  OBLIGATIONS"  shall  mean,  collectively,   (a)  the
            obligations of the Borrower to pay the principal of and interest on the Loans made by the Banks to, and the Notes held by each Bank of, the Borrower and all other amounts from time to time owing to the Banks or the Agent by the Borrower under the Credit Documents and interest thereon, (b) the obligations of the Borrower to pay all amounts from time to time owing to any Bank by the Borrower in respect of any Interest Rate Protection Agreement entered into by the Borrower and such Bank pursuant to Section 8.21 of the Credit Agreement, (c) the obligations of the Borrower to pay all amounts from time to time owing to any Bank by the Borrower in respect of Indebtedness of the Borrower to such Bank incurred as permitted by
            Section 8.07(e) of the Credit

                 AMENDMENT NO. 1 TO JCI/JNI SECURITY AGREEMENT

            Agreement and (d) all obligations of any Obligor to the Banks and the Agent hereunder and under the other Credit Documents to which such Obligor is a party.

            (E) The following phrase in Section 5.07 of the Security Agreement is hereby deleted:

            "at the address  indicated  beneath the respective signatures of the
             Borrowers to the Credit Agreement or"

            (F) Section 5 of the Security Agreement is hereby amended by adding the following at the end thereof:

                  "5.16 RELEASE OF COLLATERAL.  So long as no Default shall have occurred and be continuing, upon the request of an Obligor, the Agent shall execute and deliver to such Obligor such instruments as such Obligor shall reasonably request to release any Collateral that is the subject of a Disposition that is permitted by the Credit Agreement or to which the Required Lenders have consented."

            (G) The words "at its address" in line 3 of Section 6.04 of the Security Agreement is hereby amended to read "at the Borrower's address".

            Section 3. CONSENT. Each Obligor hereby consents to the amendment and restatement of Existing Credit Agreement pursuant to the Credit Agreement and confirms its obligations under the Security Agreement as amended hereby.

            Section 4. REPRESENTATIONS AND WARRANTIES. Each Obligor hereby represents and warrants to the Banks and the Agent that all representations and warranties set forth in Section 2 of the Security Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 2 to "the Credit Agreement" were deemed to be a reference to the Credit Agreement.

            Section 5. MISCELLANEOUS. Except as herein provided, the Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one Agreement. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


                 AMENDMENT NO. 1 TO JCI/JNI SECURITY AGREEMENT

            IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment No. 1 to Security Agreement as of the day and year first written above.


JOURNAL NEWS, INC.                        JOURNAL COMPANY, INC.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


THE LORAIN JOURNAL COMPANY                MANSFIELD JOURNAL COMPANY


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


MISSISSIPPI VALLEY OFFSET                 NEW HAVEN REGISTER, INC.
  COMPANY, INC.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


NHR HOLDING COMPANY, INC.                 NH ACQUISITION CORP.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


COUNTY KIDS, INC.  (formerly              TORRINGTON ACQUISITION CORP.
known as Register Magazine
Network Inc.)

By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:



                 AMENDMENT NO. 1 TO JCI/JNI SECURITY AGREEMENT

ALTON TELEGRAPH PRINTING                  CAPITOL CITY PUBLISHING
  CO.                                       CO., INC.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


BRISTOL ACQUISITION CORP.                 THE EVENING CALL PUBLISHING
                                            COMPANY


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


EMPIRE STATE HOLDINGS                     NORTHEAST PUBLISHING INC.
  CORPORATION


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


NEW ENGLAND NEWSPAPERS, INC.              ST. LOUIS SUN PUBLISHING
                                            COMPANY


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:

NORTHGATE COMMERCIAL                      SUBURBAN NEWSPAPERS OF
  PRINTING COMPANY                          GREATER ST. LOUIS, INC.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:



                 AMENDMENT NO. 1 TO JCI/JNI SECURITY AGREEMENT

SUBURBAN FIELD MARKETING, INC.            TIMES HERALD PUBLISHING
                                            COMPANY


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


SUNRISE INDUSTRIES, INC.                  TROY PUBLISHING CO., INC.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


NEW BRITAIN PUBLISHING COMPANY            THE HERALD PUBLISHING COMPANY


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:



THE HERALD PUBLISHING COMPANY,            THE NEW BRITAIN HERALD REALTY
  EAST                                      COMPANY


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


MIDDLETOWN ACQUISITION CORP.              NEW ENGLAND ACQUISITION CORP.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:

TAUNTON ACQUISITION CORP.


By____________________________
  Name:
  Title:




                 AMENDMENT NO. 1 TO JCI/JNI SECURITY AGREEMENT

THE CHASE MANHATTAN BANK, as
  Agent


By___________________________
  Name:
  Title:





                 AMENDMENT NO. 1 TO JCI/JNI SECURITY AGREEMENT

                                                                   EXHIBIT B-2


               [Form of Amendment No. 1 to Guarantee Agreement]

                    AMENDMENT NO. 1 TO GUARANTEE AGREEMENT


            AMENDMENT NO. 1 dated as of _______, 1997 between JOURNAL NEWS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("JNI"); JOURNAL COMPANY, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("JCI); each of the other Subsidiaries of Journal Register Company, a corporation duly organized and validly existing under the laws of the State of Delaware (the "BORROWER") identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereof (individually a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS" and, together with JCI and JNI, the "OBLIGORS"); and THE CHASE MANHATTAN BANK, as agent for the banks and other financial institutions party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "AGENT").

            The Subsidiary Guarantors are parties to a Guarantee Agreement dated as of December 21, 1994 (as heretofore modified and supplemented and in effect on the date hereof, the "GUARANTEE AGREEMENT"), pursuant to which the Subsidiary Guarantors have agreed to guarantee the Guaranteed Obligations (as defined therein) including, INTER ALIA, obligations of JCI and JNI under an Amendment and Restatement dated as of December 17, 1996 of Credit Agreement dated as of December 21, 1994 (the "1994 CREDIT AGREEMENT") with the Banks and the Agent (as heretofore modified and supplemented and in effect on the date of this Agreement, the "EXISTING CREDIT AGREEMENT"). Substantially concurrently herewith, Journal Register Company, LLC, a limited liability company duly organized and validly existing under the laws of the State of New York, is merging with and into the Borrower, with the Borrower being the surviving entity of such merger. As of the date hereof, the Borrower shall become a party to the Existing Credit Agreement as borrower and to assume all of the obligations of JCI and JNI under or in respect of the Existing Credit Agreement, and in that connection the parties to the Existing Credit Agreement shall amend in certain respects and restate in its entirety the Existing Credit Agreement pursuant to a Credit Agreement dated as of May 2, 1997 (as modified and in effect from time to time, the CREDIT AGREEMENT").

            To induce the Banks to amend and restate the Existing Credit Agreement pursuant to the Credit Agreement, and to extend credit thereunder, the parties hereto wish to amend the Guarantee Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:


                    AMENDMENT NO. 1 TO GUARANTEE AGREEMENT

            Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms used herein and not defined herein shall have the respective meanings assigned thereto in the Guarantee Agreement (or, if not defined in the Guarantee Agreement, in the Credit Agreement).

            Section 2. AMENDMENTS. Upon the execution and delivery of this Amendment by the parties hereto, the Guarantee Agreement shall be amended as follows:

               (A) References in the Guarantee Agreement to "this Agreement" shall be deemed to be references to the Guarantee Agreement as amended hereby.

               (B)  References  in  the  Guarantee   Agreement  to  the  "Credit
          Agreement" shall be deemed to be references to the Credit Agreement;

               (C) References in the Guarantee Agreement to a "Borrower", "each Borrower", "such Borrower", "either or both Borrowers" and the "Borrowers" shall be deemed to be references to the Borrower;

               (D) The second sentence of Section 1 of the Guarantee Agreement is hereby amended in its entirety to read as follows:

                    "In addition,  as used herein, the term "OTHER INDEBTEDNESS"
               shall mean all obligations of the Borrower and/or its Subsidiaries to any Bank in respect of any Interest Rate Protection Agreement entered into by the Borrower and/or its Subsidiaries and such Bank pursuant to Section 8.21 of the Credit Agreement and all obligations of the Borrower to any Bank in respect of Indebtedness of the Borrowers incurred as permitted by
               Section 8.07(e) of the Credit Agreement."

                    (E) The reference in Section 4.01 of the Guarantee Agreement to "Section 8.23 of the Credit Agreement" is hereby amended to read "Section 8.22 of the Credit Agreement".

                    (F) The words "JNI's if it is a  Subsidiary  of JNI or JCI's if it is a Subsidiary of JCI" in Section 4.03 of the Guarantee Agreement is hereby amended to read "the Borrower's".

            Section 3. CONSENT. Each Obligor hereby consents to the amendment and restatement of Existing Credit Agreement pursuant to the Credit Agreement and each Subsidiary Guarantor

                    AMENDMENT NO. 1 TO GUARANTEE AGREEMENT
confirms its obligations under the Guarantee Agreement as amended hereby.

            Section 4. REPRESENTATIONS AND WARRANTIES. Each Obligor hereby represents and warrants to the Banks and the Agent that all representations and warranties set forth in Section 2 of the Guarantee Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 2 to "the Credit Agreement" were deemed to be a reference to the Credit Agreement.

            Section 5. GUARANTEE. By their execution and delivery of this Amendment No. 1, JNI and JCI each hereby jointly and severally, together with the other Subsidiary Guarantors, guarantees to each Bank and the Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Banks to, and the Note(s) held by each Bank of, the Borrower and all other amounts from time to time owing to the Banks or the Agent by the Borrower under the Credit Agreement and under the Notes and all Other Indebtedness and interest thereon, in each case strictly in accordance with the terms thereof, all as more particularly provided in Section 2 of the Guarantee Agreement, and also agrees to be bound by, and becomes a party to, the Guarantee Agreement as a Subsidiary Guarantor for all purposes thereunder and the Guarantee Agreement is hereby amended to add JNI and JCI as Subsidiary Guarantors party thereto.

            Section 6. MISCELLANEOUS. Except as herein provided, the Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one Agreement. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


                    AMENDMENT NO. 1 TO GUARANTEE AGREEMENT

            IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment No. 1 to Guarantee Agreement as of the day and year first written above.


JOURNAL NEWS, INC.                        JOURNAL COMPANY, INC.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


THE LORAIN JOURNAL COMPANY                MANSFIELD JOURNAL COMPANY


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


MISSISSIPPI VALLEY OFFSET                 NEW HAVEN REGISTER, INC.
  COMPANY, INC.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


NHR HOLDING COMPANY, INC.                 NH ACQUISITION CORP.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


COUNTY KIDS, INK.  (formerly              TORRINGTON ACQUISITION CORP.
known as Register Magazine
Network Inc.)

By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:



                    AMENDMENT NO. 1 TO GUARANTEE AGREEMENT

ALTON TELEGRAPH PRINTING                  CAPITOL CITY PUBLISHING
  CO.                                       CO., INC.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


BRISTOL ACQUISITION CORP.                 THE EVENING CALL PUBLISHING
                                            COMPANY


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


EMPIRE STATE HOLDINGS                     NORTHEAST PUBLISHING INC.
  CORPORATION


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


NEW ENGLAND NEWSPAPERS, INC.              ST. LOUIS SUN PUBLISHING
                                            COMPANY


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:

NORTHGATE COMMERCIAL                      SUBURBAN NEWSPAPERS OF
  PRINTING COMPANY                          GREATER ST. LOUIS, INC.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:



                    AMENDMENT NO. 1 TO GUARANTEE AGREEMENT

SUBURBAN FIELD MARKETING, INC.            TIMES HERALD PUBLISHING
                                            COMPANY


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


SUNRISE INDUSTRIES, INC.                  TROY PUBLISHING CO., INC.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


NEW BRITAIN PUBLISHING COMPANY            THE HERALD PUBLISHING COMPANY


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:



THE HERALD PUBLISHING COMPANY,            THE NEW BRITAIN HERALD REALTY
  EAST                                      COMPANY


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:


MIDDLETOWN ACQUISITION CORP.              NEW ENGLAND ACQUISITION CORP.


By____________________________            By____________________________
  Name:                                     Name:
  Title:                                    Title:

TAUNTON ACQUISITION CORP.


By____________________________
  Name:
  Title:


                    AMENDMENT NO. 1 TO GUARANTEE AGREEMENT

THE CHASE MANHATTAN BANK, as
  Agent


By___________________________
  Name:
  Title:


                    AMENDMENT NO. 1 TO GUARANTEE AGREEMENT

                                                                     EXHIBIT C



                       [FORM OF COMPLIANCE CERTIFICATE]


                CERTIFICATE OF COMPLIANCE WITH CREDIT AGREEMENT
                           DATED AS OF _______, 1997


                           JOURNAL REGISTER COMPANY


            This Compliance Certificate is delivered pursuant to Section 8.01 of the Credit Agreement dated as of May 2, 1997 (as amended, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT") between Journal Register Company (the "BORROWER"), the Banks party thereto and The Chase Manhattan Bank, as Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned them in the Credit Agreement. Entries on Annex A hereto shall relate to the periods referred to in the Credit Agreement for determination thereof and represent descriptive references only to the corresponding components set forth in the relevant sections of the Credit Agreement (and the definitions therein ancillary thereto). This Compliance Certificate relates to the fiscal [QUARTER/YEAR] of the Borrower ended ___________, 1997.

            I,  _____________________,  the  __________________ of the Borrower,
hereby certify that (a) no Default has occurred and is continuing; (b) the financial statements annexed hereto fairly present the financial condition and results of operations of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles, consistently applied, as at the end of [THE RELEVANT PERIOD] [(SUBJECT TO NORMAL YEAR-END AUDIT ADJUSTMENTS)] and (c) the information contained in Annex A hereto is true and correct.


                                          JOURNAL REGISTER COMPANY



                                          By__________________________
                                            Name:
                                            Title:

Date:____________________



                            COMPLIANCE CERTIFICATE

                                                                       ANNEX A

                            COMPLIANCE CERTIFICATE

                         For the fiscal [QUARTER/YEAR]
              ended on ________, 199_ (the "CALCULATION PERIOD")


SECTION 8.05(c)(ii)

The fair market  value of the  property,
tools or equipment of the Borrower and
its  Subsidiaries  disposed  of  pursuant
to  Section  8.05(c)(ii)  during  the
Calculation Period is                                  $--------

Aggregate year to date                                 $--------

MAXIMUM in any fiscal year                             $1,000,000
                                                       ----------

SECTION 8.05(c)(iii)

The  aggregate  fair  market  value  of the
assets  of  the  Borrower  and  its
Subsidiaries  sold  for  cash  pursuant  to
Section   8.05(c)(iii)  during  the
Calculation Period is                                  $--------

Aggregate year to date                                 $--------

MAXIMUM in any fiscal year                             $5,000,000
                                                       ----------


SECTION 8.05(c)(vi)

The aggregate fair market value of the
assets heretofore acquired as part of the
NEN Acquisition and identified on Annex 3
to the Credit  Agreement sold for cash
pursuant to Section 8.05(c)(vi) is                     $--------

MAXIMUM                                                $750,000
                                                       ---------



                       ANNEX A TO COMPLIANCE CERTIFICATE

SECTION 8.06(h)

The maximum aggregate outstanding amount
of Indebtedness of the Borrower and its
Subsidiaries incurred at any time during
the Calculation Period secured by Liens
permitted by Section 8.06(h) is                        $---------

MAXIMUM at any time                                    $4,000,000
                                                       ----------

SECTION 8.06(i)

The maximum aggregate outstanding amount
of Indebtedness of the Borrower and its
Subsidiaries  incurred  at any time
during  the  Calculation  Period  and other
obligations  of the  Borrower  and its
Subsidiaries  as at the  last day of the
Calculation Period secured by Liens
permitted by Section 8.06(i) is                        $---------

MAXIMUM at any time                                    $400,000
                                                       ----------

SECTION 8.07(e)

Permitted Additional Debt is                           $---------

MAXIMUM at any time                                    $125,000,000
                                                       ------------

SECTION 8.07(f)

The maximum  aggregate  outstanding
principal or face amount of Indebtedness
of the  Borrower  and its  Subsidiaries
incurred  during  the  Calculation  Period
pursuant to Section 8.07(f) is                         $

MAXIMUM at any time                                    $25,000,000
                                                       -----------


                       ANNEX A TO COMPLIANCE CERTIFICATE

SECTION 8.08(e)

The aggregate  amount of Investments
made by the Borrowers and its Subsidiaries
during the Calculation Period pursuant
to Section 8.08(e) equal                               $---------

MAXIMUM                                                $2,000,000
                                                       ----------

SECTION 8.09(a)

50% of the  cumulative  Excess Cash Flow
that remains after giving effect to any
Acquisitions made as permitted by Section
8.05(b)(iv) equals                                     $--------

The Total Debt Ratio as at the last day
of the Calculation Period (as determined
in Section 8.11 below) is                              ______:1


SECTION 8.09(b)

The amount of cash dividends paid by the
Borrower on its common stock during the
Calculation Period pursuant to Section
8.09(b) is                                             $--------

MAXIMUM                                                $2,000,000
                                                       ----------

SECTION 8.09(c)

The amount of cash payments in respect of
promissory  notes in respect of common
stock or options of the Borrower  repurchased
from any management  official upon his death
or termination  or in respect of promissory
notes pursuant to Section 8.09(c) is                   $--------

MAXIMUM                                                $5,000,000
                                                       ----------




                       ANNEX A TO COMPLIANCE CERTIFICATE

SECTION 8.10

(a)   aggregate Capital Expenditures made
      by the Borrower and its
      Subsidiaries during the Calculation
      Period                                           $---------

(b)   aggregate amount of proceeds from
      sales of assets in the ordinary
      course of business pursuant to
      Section 8.05(c)(i) or from
      insurance in respect of any capital
      asset subject to a Casualty Event
      applied or to be applied or
      committed to be applied to the
      purchase of like assets within 180
      days of such sale or Casualty Event              $---------

(c)   Total Capital Expenditures ((a)
      MINUS (b))                                       $---------

(d)   Cash Flow for the period of twelve
      complete  consecutive  months ended on,
      or most recently  ended prior to, the
      last day of the  Calculation  Period
      (as determined in item (b) in Section
      8.11 below)                                      $---------

(e)   Capital Expenditures made during the
      period of twelve complete consecutive
      months  ended on, or most  recently
      ended  prior to,  the last day of the
      Calculation Period                               $---------

(f)   Cash Flow (as determined in item
      (d) above) MINUS Capital
      Expenditures (as determined in item
      (e) above)                                       $---------


      MAXIMUM  (the greater of (i)
      $20,000,000  and (ii) the result of
      item (f) above PLUS  $[INSERT  APPROPRIATE
      AMOUNT FROM  SECTION 8.10 OF THE CREDIT
      AGREEMENT] during [INSERT APPROPRIATE
     YEAR FROM THE CREDIT AGREEMENT]                   $---------






                       ANNEX A TO COMPLIANCE CERTIFICATE

SECTION 8.10(z)

Capital  Expenditures  made in respect of
a printing facility in the area in and
surrounding Philadelphia, Pennsylvania
in excess of the amounts set forth above               $---------

MAXIMUM                                                $25,000,000
                                                       -----------


SECTION 8.11


(a)   Total Debt (as defined in the
      Credit Agreement) of the Borrower
      and its Subsidiaries as at the last
      day of the Calculation Period                    $---------

(b)   Cash Flow of the  Borrower  and its
      Subsidiaries  for the 12 months  most
      recently ended on or prior to the last
      day of the Calculation Period:

     (i)    operating income before taxes,
            Interest Expense, amortization
            and depreciation and
            extraordinary gains and losses             $---------

   (ii)     other non-cash subtractions
            from net operating income and
            all other non-cash items of
            income are                                 $---------

   (iii)    amount specified for the
            relevant period in Annex 2 to
            the Credit Agreement                       $---------

   (iv)     Additions (or subtractions
            for) Acquisitions (other than
            the Taunton Acquisition) or
            Dispositions during the
            Calculation Period                         $---------

   (v)      Adjustments for Acquisitions
            (other than the Taunton
            Acquisition) or Dispositions               $---------






                       ANNEX A TO COMPLIANCE CERTIFICATE

   (vi)     reserves for additional
            litigation and receivables
            reserves of up to $2,500,000
            for any period during the
            fiscal year ended December 31,
            1996                                       $---------

   (vii)    capitalized expenses in
            respect of the Borrower's and
            its Subsidiaries' development
            and implementation of their
            on-line services of up to (x)
            $750,000 for any period during
            the fiscal year ended December
            31, 1996 and (y) $500,000 for
            any period during the fiscal
            year ended December 31, 1997               $---------

   (viii)   payments  under  the  Management
            Bonus  Plan and  accrued  expenses
            relating  to the  discontinuance
            of the  JRN's  StarShare  Plan not
            exceedinG $35,000,000                      $---------

(c)   Cash Flow ((i)  MINUS (ii) plus the
      sum of (iii), (iv), (v), (vi),
      (vii) and (viii)) is                             $---------

(d)   The ratio of (a) to (c) is                       _____:1

      MAXIMUM shall be [INSERT APPROPRIATE
      RATIO FROM SECTION 8.11 OF THE CREDIT
      AGREEMENT] during [INSERT APPROPRIATE
      YEAR FROM THE CREDIT AGREEMENT]



SECTION 8.12

(a)   Cash Flow of the Borrower and its
      Subsidiaries (as determined in item
      (b) of Section 8.11 above) for the 12
      months most  recently  ended on or prior
      to the last day of the Calculation
      Period is                                        $---------

(b)   Total Debt Service of the Borrower
      and its Subsidiaries for the
      Calculation Period:

      (i)   Scheduled  Payments  and  other
            regularly   scheduled  payments
            of principal of  Indebtedness
            which  Indebtedness is included
            in Total Debt; PLUS                        $----------

    (ii)    Interest Expense; PLUS                     $----------

   (iii)    payments of principal and interest
            on Warburg  Subordinated Debt (as
            calculated in accordance with the
            definition of "Total Debt Service"
            in the Credit Agreement);                  $----------

            equals                                     $----------

(c)   Capital Expenditures made during
      such Calculation Period                          $----------

(d)   taxes (other than deferred  taxes and
      excluding  taxes paid or payable in
      cash in respect of income or activities
      during  periods prior to December 31, 1994);     $----------

The ratio of (a) to ((b) PLUS (c) PLUS
(d)) is                                                _____:1

MINIMUM                                                1:1




                       ANNEX A TO COMPLIANCE CERTIFICATE

SECTION 8.13

(a)   Cash Flow of the Borrower and its
      Subsidiaries (as determined in item (b)
      in Section 8.11 above) for the 12
      months most  recently  ended on or prior
      to the last day of the Calculation Period is     $---------

(b)   cash Interest  Expense of the Borrowers
      and its  Subsidiaries  for the 12
      months most recently ended on or
      prior to the last day of the  Calculation
      Period is                                        $---------

The Interest Coverage Ratio ((a) to (b))
is                                                     _____:1

MINIMUM                                                2:1


SECTION 8.14

The Working Capital of the Borrower and
its Subsidiaries as at the last day of
the Calculation Period is                              $---------

MINIMUM                                                $0.00

SECTION 8.20

(a)   The aggregate face amount of
      accounts  receivable sold by the
      Borrower and its  Subsidiaries
      for less than the face  value
      during  the  Calculation Period                  $---------

(b)   Aggregate year to date (less
      applicable reserves)                             $---------

MAXIMUM for any fiscal year                            $500,000
                                                       ----------



                       ANNEX A TO COMPLIANCE CERTIFICATE

                                                                     EXHIBIT D




                      [FORM OF CONFIDENTIALITY AGREEMENT]


                                    [DATE]


                           CONFIDENTIALITY AGREEMENT


[INSERT NAME AND
ADDRESS OF PROSPECTIVE
PARTICIPANT OR ASSIGNEE]

            Re: Credit Agreement dated as of May 2, 1997 between Journal Register Company (the "BORROWER"), each of the banks and other financial institutions party thereto and The Chase Manhattan Bank, as Agent (the "CREDIT AGREEMENT"; terms defined therein being used herein as so defined, unless otherwise provided herein).

Dear __________:

            As a Bank party to the above-referenced Credit Agreement, we have agreed with the Borrower pursuant to Section 11.12 of the Credit Agreement to use reasonable precautions to keep confidential, except as otherwise provided therein, all non-public information identified by the Borrower as being confidential at the time the same is delivered to us pursuant to the Credit Agreement.

            As provided in said Section 11.12, we are permitted to provide you, as a prospective [HOLDER OF A PARTICIPATION IN THE [REVOLVING CREDIT/TERM/PAD] LOANS] [ASSIGNEE BANK], with certain of such non-public information subject to the execution and delivery by you, prior to receiving such non-public information, of a Confidentiality Agreement in this form. Such information will not be made available to you until your execution and return to us of this Confidentiality Agreement.

            Accordingly, in consideration of the foregoing, you agree (on behalf of yourself and each of your affiliates, directors, officers, employees and representatives) that (a) such information will not be used by you except in connection with the proposed [PARTICIPATION] [ASSIGNMENT] mentioned above and
(b) you shall use reasonable precautions, in accordance with your customary procedures for handling confidential information and in accordance with safe and sound banking practices, to keep such



                           CONFIDENTIALITY AGREEMENT
information confidential, provided that you may disclose such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to your counsel, (iii) to bank examiners, auditors or accountants, (iv) to the Agent or any [OTHER] Bank (or to Chase Securities Inc.), (v) in connection with any litigation to which any one or more of the Banks or the Agent is a party,
(vi) to your subsidiary or affiliate or a subsidiary or affiliate of any [OTHER] Bank or the Agent, (vii) to any assignee or [SUB]participant (or prospective assignee or [SUB]participant) of or in any Loans so long as such assignee or [SUB]participant (or prospective assignee or [SUB]participant) first executes and delivers to you a Confidentiality Agreement substantially in the form hereof, (viii) to any other Person in the course of the enforcement of your, any [OTHER] Bank's or the Agent's rights or remedies hereunder or under any Credit Document, (ix) to any other creditor of any Obligor at any time during the continuance of an Event of Default or (x) to any other Person if such information becomes publicly available (other than by reason of a breach by you of your obligations hereunder).

            Please indicate your agreement to the foregoing by signing at the place provided below the enclosed copy of this Confidentiality Agreement.

                                    Very truly yours,

                                    [INSERT NAME OF BANK]



                                    By_________________________
                                      Name:
                                      Title:

The foregoing is agreed to AS OF THE DATE OF THIS LETTER.

[INSERT NAME OF PROSPECTIVE
PARTICIPANT OR ASSIGNEE]


By_________________________
  Name:
  Title:



                           CONFIDENTIALITY AGREEMENT

                                                                   EXHIBIT E-1



                              [Form of Term Note]

                                  TERM NOTE


$[____________]                                           [____________], 1997
                                                            New York, New York


            FOR VALUE RECEIVED, JOURNAL REGISTER COMPANY, a Delaware corporation (the "BORROWER") hereby promises to pay to the order of [_____________________] (the "BANK"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of [_______________] Dollars, in lawful money of the United States of America and in immediately available funds, in the respective principal amounts payable on the Principal Payment Dates, and to pay interest on the unpaid principal amount hereof, at such office, in like money and funds, for the period commencing on the date hereof until such principal sum shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount, Type, interest rate and duration of Interest Period (if applicable) of the Term Loan made by the Bank to the Borrower under the Credit Agreement, and the date such Term Loan is Converted from a Loan of one Type into a Loan of another Type, and the amount of each payment or prepayment made on account of the principal of such Term Loan, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Term Loan made by the Bank.

            This Note is one of the Notes under the Credit Agreement dated as of May 2, 1997 (as at any time amended or otherwise modified, the "CREDIT AGREEMENT") between the Borrower, the banks named therein (including the Bank) and The Chase Manhattan Bank, as Agent, and evidences the Term Loan made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Term Loans upon the terms and conditions specified therein.


                                   TERM NOTE

            Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                    JOURNAL REGISTER COMPANY


                                    By_________________________
                                      Name:
                                      Title:


                                   TERM NOTE

                                   TERM LOAN


            This Term Note evidences the Term Loan made, Continued or Converted under the within-described Credit Agreement to the Borrower of the Type, bearing interest at the rates and having Interest Periods (if applicable) of the duration set forth below, subject to the payments, prepayments, Continuations and Conversions of principal set forth below:

                                 AMOUNT
                                  PAID,
  DATE                          DURATION       PREPAID,
CONTINUED   TYPE                   OF         CONTINUED     UNPAID
   OR        OF     INTEREST    INTEREST         OR        PRINCIPAL  NOTATION
CONVERTED   LOAN      RATE       PERIOD       CONVERTED     AMOUNT    MADE BY
---------   ----    --------    --------      ---------    ---------  -------




                                   TERM NOTE

                                                                   EXHIBIT E-2









                        [Form of Revolving Credit Note]

                             REVOLVING CREDIT NOTE


$[____________]                                           [____________], 1997
                                                            New York, New York

         FOR VALUE RECEIVED, JOURNAL REGISTER COMPANY, a Delaware corporation (the "BORROWER") hereby promises to pay to the order of [_______________________________] (the "BANK"), for account of its respective
Applicable Lending Office provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of [_______________] Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans made by the Bank to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds on the Revolving Credit Commitment Termination Date, and to pay interest on the unpaid principal amount of each such Revolving Credit Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Credit Loan until such Revolving Credit Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Revolving Credit Loan made by the Bank to the Borrowers under the Credit Agreement, and the date such Revolving Credit Loan is Converted from a Loan of one Type into a Loan of another Type, and the amount of each payment or prepayment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Revolving Credit Loans made by the Bank.

         This Note is one of the Notes under the Credit Agreement dated as of May 2, 1997 (as at any time amended or otherwise modified, the "CREDIT AGREEMENT") between the Borrower, the banks named therein (including the Bank) and The Chase Manhattan Bank, as Agent, and evidences Revolving Credit Loans made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.



                             REVOLVING CREDIT NOTE

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

         Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                 JOURNAL REGISTER COMPANY


                                 By_________________________
                                   Name:
                                   Title:



                             REVOLVING CREDIT NOTE

                      SCHEDULE OF REVOLVING CREDIT LOANS


         This Note evidences Revolving Credit Loans made, Continued or Converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the duration set forth below, subject to the payments, prepayments, Continuations and Conversions of principal set forth below:


                                                         AMOUNT
  DATE                                                    PAID,
  MADE,    PRINCIPAL                      DURATION       PREPAID,
CONTINUED   AMOUNT    TYPE                   OF         CONTINUED    UNPAID
   OR         OF       OF      INTEREST   INTEREST         OR       PRINCIPAL    NOTATION
CONVERTED    LOAN     LOAN       RATE      PERIOD       CONVERTED    AMOUNT      MADE BY
---------  --------   ----     --------   --------      ---------   ---------    -------






                             REVOLVING CREDIT NOTE

                                                                   EXHIBIT E-3



                        [Form of NEN Acquisition Note]

                             NEN ACQUISITION NOTE


$[____________]                                           [____________], 1997
                                                            New York, New York


            FOR VALUE RECEIVED, JOURNAL REGISTER COMPANY, a Delaware corporation (the "BORROWER") hereby promises to pay to the order of [_____________________] (the "BANK"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of [_______________] Dollars, in lawful money of the United States of America and in immediately available funds, in the respective principal amounts payable on the Principal Payment Dates, and to pay interest on the unpaid principal amount hereof, at such office, in like money and funds, for the period commencing on the date hereof until such principal sum shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount, Type, interest rate and duration of Interest Period (if applicable) of the NEN Acquisition Loan made by the Bank to the Borrower under the Credit Agreement, and the date such NEN Acquisition Loan is Converted from a Loan of one Type into a Loan of another Type, and the amount of each payment or prepayment made on account of the principal of such NEN Acquisition Loan, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the NEN Acquisition Loan made by the Bank.

            This Note is one of the Notes under the Credit Agreement dated as of May 2, 1997 (as at any time amended or otherwise modified, the "CREDIT AGREEMENT") between the Borrower, the banks named therein (including the Bank) and The Chase Manhattan Bank, as Agent, and evidences the NEN Acquisition Loan made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events

                              NEN ACQUISITION NOTE
and for prepayments of NEN Acquisition Loans upon the terms and conditions specified therein.

            Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                    JOURNAL REGISTER COMPANY


                                    By_________________________
                                      Name:
                                      Title:


                              NEN ACQUISITION NOTE

                             NEN ACQUISITION LOAN


            This NEN Acquisition Note evidences the NEN Acquisition Loan made, Continued or Converted under the within-described Credit Agreement to the Borrower of the Type, bearing interest at the rates and having Interest Periods (if applicable) of the duration set forth below, subject to the payments, prepayments, Continuations and Conversions of principal set forth below:

                              AMOUNT
                               PAID,
  DATE                       DURATION   PREPAID,
CONTINUED  TYPE                 OF     CONTINUED     UNPAID
   OR       OF   INTEREST    INTEREST     OR        PRINCIPAL      NOTATION
CONVERTED  LOAN    RATE       PERIOD   CONVERTED     AMOUNT        MADE BY
---------  ----  --------    --------  ---------    ---------      -------




                              NEN ACQUISITION NOTE

                                                                   EXHIBIT E-4



                    [Form of New Britain Acquisition Note]

                         NEN BRITAIN ACQUISITION NOTE


$[____________]                                           [____________], 1997
                                                            New York, New York


            FOR VALUE RECEIVED, JOURNAL REGISTER COMPANY, a Delaware corporation (the "BORROWER") hereby promises to pay to the order of [_____________________] (the "BANK"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of [_______________] Dollars, in lawful money of the United States of America and in immediately available funds, in the respective principal amounts payable on the Principal Payment Dates, and to pay interest on the unpaid principal amount hereof, at such office, in like money and funds, for the period commencing on the date hereof until such principal sum shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount, Type, interest rate and duration of Interest Period (if applicable) of the New Britain Acquisition Loan made by the Bank to the Borrower under the Credit Agreement, and the date such New Britain
Acquisition Loan is Converted from a Loan of one Type into a Loan of another Type, and the amount of each payment or prepayment made on account of the principal of such New Britain Acquisition Loan, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the New Britain Acquisition Loan made by the Bank.

            This Note is one of the Notes under the Credit Agreement dated as of May 2, 1997 (as at any time amended or otherwise modified, the "CREDIT AGREEMENT") between the Borrower, the banks named therein (including the Bank) and The Chase Manhattan Bank, as Agent, and evidences the New Britain Acquisition Loan made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events

                         NEW BRITAIN ACQUISITION NOTE
and for prepayments of New Britain Acquisition Loans upon the terms and conditions specified therein.

            Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                    JOURNAL REGISTER COMPANY


                                    By_________________________
                                      Name:
                                      Title:


                         NEW BRITAIN ACQUISITION NOTE

                         NEW BRITAIN ACQUISITION LOAN


            This New Britain Acquisition Note evidences the New Britain Acquisition Loan made, Continued or Converted under the within-described Credit Agreement to the Borrower of the Type, bearing interest at the rates and having Interest Periods (if applicable) of the duration set forth below, subject to the payments, prepayments, Continuations and Conversions of principal set forth below:

                                AMOUNT
                                  PAID,
  DATE                         DURATION     PREPAID,
CONTINUED    TYPE                 OF       CONTINUED     UNPAID
   OR         OF   INTEREST    INTEREST       OR        PRINCIPAL  NOTATION
CONVERTED    LOAN    RATE       PERIOD     CONVERTED     AMOUNT    MADE BY
---------    ----  --------    --------    ---------    ---------  -------




                         NEW BRITAIN ACQUISITION NOTE

                                                                   EXHIBIT E-5




                            [Form of PAD Loan Note]

                                 PAD LOAN NOTE


$[____________]                                           [____________], 1997
                                                            New York, New York


            FOR VALUE RECEIVED, each of JOURNAL REGISTER COMPANY, a Delaware corporation (the "BORROWER") hereby promise to pay to the order of [_______________________________] (the "BANK"), for account of its respective
Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of [_______________] Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the PAD Loans made by the Bank to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds on such days and on such dates as has been agreed by the Bank and the Borrower, and to pay interest on the unpaid principal amount of each such PAD Loan, at such office, in like money and funds, for the period commencing on the date of such PAD Loan until such PAD Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount, Type, interest rate and duration of Interest Period (if applicable) of the PAD Loan made by the Bank to the Borrower under the Credit Agreement, and the date such PAD Loan is Converted from a Loan of one Type into a Loan of another Type, and the amount of each payment or prepayment made on account of the principal of such PAD Loan, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the PAD Loan made by the Bank.

            This Note is one of the Notes under the Credit Agreement dated as of May 2, 1997 (as at any time amended or otherwise modified, the "CREDIT AGREEMENT") between the Borrower, the banks named therein (including the Bank) and The Chase Manhattan Bank, as Agent, and evidences the PAD Loans made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.


                                   PAD NOTE

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of PAD Loans upon the terms and conditions specified therein.

            Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                    JOURNAL REGISTER COMPANY


                                    By_________________________
                                      Name:
                                      Title:


                                   PAD NOTE

                                   PAD LOAN


            This PAD Note evidences the PAD Loan made, Continued or Converted under the within-described Credit Agreement to the Borrower of the Type, bearing interest at the rates and having Interest Periods (if applicable) of the duration set forth below, subject to the payments, prepayments, Continuations and Conversions of principal set forth below:

                                     AMOUNT
                                      PAID,
  DATE                              DURATION   PREPAID,
CONTINUED       TYPE                   OF     CONTINUED     UNPAID
   OR            OF     INTEREST    INTEREST     OR        PRINCIPAL  NOTATION
CONVERTED       LOAN      RATE       PERIOD   CONVERTED     AMOUNT    MADE BY
---------       ----    --------    --------  ---------    ---------  -------







                                   PAD NOTE